As filed with the Securities and Exchange Commission on November 29, 1999

                                                       Registration Nos. 33-8214
                                                                        811-4813

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     |X|

                  Pre-Effective Amendment No.                               |_|

                  Post-Effective Amendment No. 95                           |X|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             |X|

                  Amendment No. 99                                          |X|
                        (Check appropriate box or boxes.)
                                 ---------------

                     Standish, Ayer & Wood Investment Trust
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               --------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (617) 375-1760

                              ERNEST V. KLEIN, Esq.
                                  Hale and Dorr
                                 60 State Street
                           Boston, Massachusetts 02109
                       -----------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

    |_| Immediately upon filing pursuant to Rule 485(b)

    |_| On [Date] pursuant to Rule 485(b)

    |_| 60 days after filing pursuant to Rule 485(a)(1)

    |_| On [Date] pursuant to Rule 485(a)(1)

    |_| 75 days after filing pursuant to Rule 485(a)(2)

    |X| On January 28, 2000 pursuant to Rule 485(a)(2)

                             ----------------------

               This Post-Effective Amendment has been executed by
                     Standish, Ayer & Wood Master Portfolio.

                                                       [LOGO] STANDISH FUNDS (R)

                                   Standish Group of
Prospectus                         Tax-Sensitive Funds

-----------------------------------------------------------------

January 28, 2000                   Standish Tax-Sensitive
                                   Equity Fund

                                   Standish Small Cap
                                   Tax-Sensitive Equity Fund

                                   Standish Intermediate Tax
                                   Exempt Bond Fund

                                   Standish Massachusetts Intermediate
                                   Tax Exempt Bond Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

                            Risk/Return Summary................................3
                              Tax-sensitive investing..........................3
                              Who may want to invest...........................3
                              Mutual fund risks................................3
                              Tax-sensitive equity funds.......................4
                              Tax exempt bond funds............................6

                            The Funds' Investments and Related Risks...........8
                              Tax-sensitive equity funds.......................8
                              Tax exempt bond funds............................8
                              All funds........................................9

                            The Investment Adviser............................10
                              About Standish(R)...............................10
                              Fund managers...................................11
                              Advisory services and fees......................11
[GRAPHIC OMITTED]
                            Investment and Account Information................12
                              How to purchase shares..........................12
                              How to exchange shares..........................13
                              How to redeem shares............................13
                              Transaction and account policies................14
                              Valuation of shares.............................14
                              Dividends and distributions.....................14
                              Year 2000 issue.................................14

                            Fund Details......................................15
                              Taxes...........................................15
                              Taxable equivalent yield tables.................15
                              The funds' service providers....................15

                            Financial Highlights..............................16

                            For More Information..............................20


Standish Group of Tax-Sensitive Funds  2

Risk/Return Summary
--------------------------------------------------------------------------------

Tax-sensitive investing

Standish, Ayer & Wood, Inc. manages the funds using tax-sensitive strategies that are designed to reduce the impact of federal and state income tax on the after tax returns actually achieved by investors in the funds. Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund invest primarily in stocks. Standish Intermediate Tax Exempt Bond Fund and Standish Massachusetts Intermediate Tax Exempt Bond Fund invest in investment grade, intermediate-term municipal bonds. All of the funds are managed to minimize the realization and distribution to shareholders of taxable income and capital gains.

Standish was founded in 1933 and currently manages more than $45 billion of assets for a broad range of clients in the U.S. and abroad.

--------------------------------------------------------------------------------

Who may want to invest

The Standish tax-sensitive equity funds may be appropriate for investors:

o     In the upper federal income tax brackets.

o Looking to invest over the long term and willing to ride out market swings.

o     Looking to allocate a portion of their assets to stocks.

o     Comfortable with the risks of the stock market.

The Standish tax exempt bond funds may be appropriate for investors:

o     Seeking a high level of interest income exempt from federal income tax.

o Seeking more price stability than investments in long-term municipal bonds.

o     Looking to diversify into bonds while limiting taxable income.

o Willing to ride out changes in bond market prices due to interest rate changes.

Descriptions of the funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

--------------------------------------------------------------------------------

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                        3  Standish Group of Tax-Sensitive Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                                  Tax-Sensitive         Small Cap Tax-Sensitive
                                   Equity Fund                Equity Fund
                            ----------------------------------------------------

   Investment objective        Maximize after tax total return, consisting of
                                        long-term growth of capital.


        Key investments     The fund invests, under   The fund invests, under
         and strategies     normal circumstances, at  normal circumstances, at
                            least 80% of assets in    least 80% of assets in
                            equity securities of      equity securities of
                            U.S. companies that       small capitalization
                            appear to be              U.S. companies. The fund
                            undervalued. The fund     considers small cap
                            focuses on medium to      companies to have total
                            large capitalization      market capitalizations
                            companies with            within the range of
                            above-average capital     capitalization of the
                            growth potential.         companies included in
                                                      the Russell 2000 Growth
                                                      Index.

                            ----------------------------------------------------

         How stocks are     The adviser employs a     The adviser employs a
               selected     "growth at reasonable     growth oriented
                            price" investment style   investment style in
                            in managing the fund's    managing the fund's
                            portfolio. This means     portfolio which means
                            the adviser seeks to      the adviser seeks to
                            identify those companies  identify those small cap
                            with strong growth        companies which are
                            prospects which have      experiencing or will
                            stocks that are trading   experience rapid growth.
                            at prices at or below     The adviser focuses on
                            what the adviser          high quality companies,
                            believes are their        especially those with
                            intrinsic values. The     products or services
                            adviser measures value    that are leaders in
                            according to the stock's  their market niches.
                            price/earnings ratio
                            relative to its position
                            in the market.

                            The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser selects stocks for each fund's portfolio by:

                            o  Using a quantitative   o  Using fundamental
                               proprietary model to      research to identify
                               identify companies        and follow companies
                               that have strong and      with attractive
                               consistent historic       characteristics, such
                               earnings growth, are      as strong business
                               valued attractively       positions, solid cash
                               by the market and         flows and balance
                               have improving growth     sheets, high quality
                               prospects.                management and high
                                                         sustainable growth.
                            o  Using fundamental
                               research and           o  Investing in a
                               qualitative analysis      company when the
                               to evaluate the           adviser's research
                               stocks identified by      indicates that the
                               the model. The            company will
                               adviser looks for         experience
                               companies with            accelerating revenues
                               sustainable profit        and expanding
                               growth, proven            operating margins,
                               management teams,         which may lead to
                               attractive businesses     rising estimate
                               and strong financial      trends and favorable
                               characteristics.          earnings surprises.

                            ----------------------------------------------------

         Tax management     The funds use the following strategies, to the
             strategies     extent consistent with their investment goals, to
                            reduce the impact of federal and state income taxes on each fund's aftertax returns.

                            o Minimizing sales of securities that result in capital gains.

                            o If such a sale cannot be avoided, selling first the highest cost securities to reduce the amount of capital gain. Also, preferring the sale of securities producing long-term gains to those producing short-term gains.

                            o Selling securities to realize capital losses that can be offset against realized capital gains.

                            o Favoring lower dividend stocks and limiting income-producing investments.

                            ----------------------------------------------------

     Principal risks of     Investors could lose money on their investments in a
 investing in the funds     fund or the fund could perform less well than other
                            possible investments if any of the following occurs.

                            o  The stock market goes down.

                            o The markets favor growth or value stocks over stocks which have combined characteristics.

                            o In a declining market, the value of the fund's investments in stocks with low dividend yields goes down more than the value of high yield stocks.

                            o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stocks prove to be incorrect.

                            ----------------------------------------------------

                            The fund may lose money   There is a higher risk
                            or underperform when      that the fund will lose
                            medium and large          money because it invests
                            capitalization stocks     primarily in small
                            are out of favor with     capitalization stocks.
                            the market.               Smaller companies may
                                                      have limited product
                                                      lines, markets and
                                                      financial resources.
                                                      They may have shorter
                                                      operating histories and
                                                      more volatile
                                                      businesses. The prices
                                                      of small capitalization
                                                      stocks, and in
                                                      particular aggressive
                                                      growth stocks, tend to
                                                      be more volatile than
                                                      those of other stocks.
                                                      In addition, it may be
                                                      harder to sell these
                                                      stocks, which can reduce
                                                      their selling prices.

                                                      The fund's investment
                                                      strategy may lead it to
                                                      emphasize certain
                                                      sectors, such as
                                                      technology, health care,
                                                      business services and
                                                      communications. Negative
                                                      market sentiment
                                                      towards, or events
                                                      affecting issuers in,
                                                      these sectors may
                                                      disproportionately hurt
                                                      the fund's performance.


Standish Group of Tax-Sensitive Funds  4

--------------------------------------------------------------------------------

           Total return     The bar charts and total return table indicate the
            performance     risks of investing in the funds. The bar charts show
                            changes in the performance of each fund from year to year over the life of the fund. The total return table shows how each fund's average annual returns for different calendar periods compare to those of two widely recognized, unmanaged indices of common stock prices. Each fund's past performance does not necessarily indicate how the fund will perform in the future.

Quarterly returns:
Tax-Sensitive Equity Fund

Highest: xx.xx% in xx quarter 19xx
Lowest: xx.xx% in xx quarter 19xx

Quarterly returns:
Small Cap Tax-Sensitive
Equity Fund

Highest: xx.xx% in xx quarter 19xx
Lowest: xx.xx% in xx quarter 19xx

                            Tax-Sensitive Equity Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1996                               30.61
                       1997                               37.87
                       1998                               15.36
                       1999

                       Small Cap Tax-Sensitive Equity Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1996                               21.23
                       1997                               23.61
                       1998                               10.65
                       1999

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 1999

                                                                       Inception
                                          1 Year       Life of Fund       Date
--------------------------------------------------------------------------------
Tax-Sensitive Equity Fund                  xx/xx          xx/xx          1/2/96
S&P 500 Index                              xx.xx          xx.xx            N/A

Small Cap Tax-Sensitive Equity Fund        xx.xx          xx.xx          1/2/96
Russell 2000 Growth Index                  xx.xx          xx.xx            N/A

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                      After      After       After        After
                                     1 year     3 years     5 years     10 years
Tax-Sensitive
Equity Fund                            $87        $271        $471       $1,049

Small Cap Tax-
Sensitive Equity Fund                 $101        $315        $547       $1,213

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of funds.

                                                                  Small Cap Tax-
Based on fiscal year                          Tax-Sensitive         Sensitive
ended 9/30/99                                  Equity Fund         Equity Fund

Shareholder fees (fees paid
directly from your investment)                     None                None

Annual fund operating expenses*
(expenses that are deducted
from fund assets)

  Management fees                                  0.50%               0.80%

  Distribution (12b-1) fees                        None                None

  Other expenses                                   0.35%               0.19%

  Total annual fund operating
  expenses                                         0.85%               0.99%

--------------------------------------------------------------------------------

*Because Standish has agreed to cap the funds' operating expenses, each fund's actual expenses were:

  Management fees                                  0.15%               0.59%
  Other expenses                                   0.35%               0.19%
  Total annual fund
  operating expenses                               0.50%               0.78%

These caps may be changed or eliminated.


                                        5  Standish Group of Tax-Sensitive Funds

Risk/Return Summary
--------------------------------------------------------------------------------

                            ----------------------------------------------------
                                Intermediate Tax         MA Intermediate Tax
                                Exempt Bond Fund          Exempt Bond Fund
                            ----------------------------------------------------

   Investment objective     Provide a high level of   Provide a high level of
                            interest income exempt    interest income exempt
                            from federal income tax,  from Massachusetts and
                            while seeking             federal income taxes,
                            preservation of           while seeking
                            shareholders' capital.    preservation of
                                                      shareholders' capital.

                            ----------------------------------------------------

        Key investments     The fund invests, under   The fund invests, under
         and strategies     normal circumstances, at  normal circumstances, at
                            least 80% of assets in    least 80% of assets in
                            tax exempt municipal      tax exempt municipal
                            securities issued by      securities of
                            states, territories and   Massachusetts issuers
                            possessions of the        and other qualifying
                            United States, the        issuers (such as Puerto
                            District of Columbia and  Rico, the U.S. Virgin
                            their political           Islands and Guam). For
                            subdivisions, agencies    this fund, tax exempt
                            and instrumentalities.    means that the
                            For this fund, tax        securities pay interest
                            exempt means that the     that is excluded from
                            securities pay interest   gross income for federal
                            that is excluded from     income tax purposes and
                            gross income for federal  is exempt from
                            income tax purposes.      Massachusetts personal
                                                      income tax.

                            ----------------------------------------------------

         Credit quality     Exclusively investment grade with an emphasis on
                            high grade securities.

                            ----------------------------------------------------

               Maturity Each fund will generally maintain an average effective dollar-weighted portfolio maturity of 3 to 10 years but may invest in individual securities of any maturity.

                            ----------------------------------------------------

        How investments     The adviser focuses on identifying undervalued
           are selected     sectors and securities and minimizes the use of
                            interest rate forecasting. The adviser selects
                            municipal bonds for each fund's portfolio by:

                            o Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market.

                            o Actively trading among various sectors, such as insured, general obligation, revenue and housing, based on their apparent relative values. Each fund diversifies among these sectors.

                            o Identifying individual securities with the most potential for added value, such as those involving unusual situations, new issues, the potential for credit upgrades, unique structural characteristics or innovative features.

                            ----------------------------------------------------

     Principal risks of     Investors could lose money on their investments in a
 investing in the funds     fund or the fund could perform less well than other
                            possible investments if any of the following occurs:

                            o Interest rates rise, which will make municipal bond prices and the value of the fund's portfolio go down.

                            o The issuer of a security in the fund's portfolio has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

                            o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                            o When interest rates are rising, the average life of some securities may extend because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                            o The adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.

                            o  There are adverse changes in federal or
                               Massachusetts tax law.

                            ----------------------------------------------------

 Issuer diversification     The fund is diversified   The fund is not
         and geographic     and does not concentrate  diversified, which means
          concentration     in any one geographic     that it can invest a
                            region.                   higher percentage of its
                                                      assets in any one
                                                      issuer. Also, the fund
                                                      concentrates its
                                                      investments in
                                                      Massachusetts issuers.
                                                      Being non-diversified
                                                      and concentrated may
                                                      magnify the fund's
                                                      losses from adverse
                                                      events affecting a
                                                      particular issuer or
                                                      Massachusetts issuers as
                                                      a group.

                            ----------------------------------------------------

         Possibility of     The fund may realize      The fund may realize
         taxable income     taxable gains on the      taxable gains on the
               or gains     sale of securities. Some  sale of securities. Some
                            of the fund's             of the fund's
                            distributions may be      distributions may be
                            subject to the federal    subject to the federal
                            alternative minimum tax.  alternative minimum tax.
                            In addition,
                            distributions of the
                            fund's income and gains
                            may be subject to state
                            taxation.


Standish Group of Tax-Sensitive Funds  6

--------------------------------------------------------------------------------

           Total return     The bar charts and total return table indicate the
            performance     risks of investing in the funds. The bar charts show
                            changes in the performance of each fund for the full calendar periods indicated. The total return table shows how each fund's average annual returns compare to those of a composite of several widely recognized, unmanaged indices of municipal bond prices. Each fund's past performance does not necessarily indicate how the fund will perform in the future.

Quarterly returns:
Intermediate Tax Exempt
Bond Fund

Highest: xx.xx% in xx quarter 19xx
Lowest: xx.xx% in xx quarter 19xx

Quarterly returns:
MA Intermediate Tax Exempt
Bond Fund

Highest: xx.xx% in xx quarter 19xx
Lowest: xx.xx% in xx quarter 19xx

                        Intermediate Tax Exempt Bond Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31             Percentage

                       1993                               10.78
                       1994                               -2.68
                       1995                               12.65
                       1996                                4.76
                       1997                                8.07
                       1998                                5.41
                       1999

                      MA Intermediate Tax Exempt Bond Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31             Percentage

                       1993                               10.24
                       1994                               -3.84
                       1995                               12.64
                       1996                                4.07
                       1997                                7.39
                       1998                                5.78
                       1999

--------------------------------------------------------------------------------

Average annual total returns
for selected periods ended December 31, 1999

                                  1 Year     5 Years    Life of Fund   Inception
                                                                          Date
--------------------------------------------------------------------------------
Intermediate Tax Exempt Fund       xx.xx      xx.xx         xx.xx       11/2/92
MA Intermediate Tax Exempt Fund    xx.xx      xx.xx         xx.xx       11/2/92
Lehman Brothers State GOV Bond
3, 5, 7, 10 Year Index             xx.xx      xx.xx         xx.xx         N/A

Expense example

This example is intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                     After       After       After        After
                                    1 year      3 years     5 years     10 years

Intermediate Tax
Exempt Fund                           $64        $202        $351         $786

MA Intermediate Tax
Exempt Fund                           $66        $208        $362         $310

Fees and expenses of the funds

This table describes the fees and expenses you may pay if you buy and hold shares of the funds.

                                                  Intermediate        MA Tax
Based on fiscal year                               Tax Exempt         Exempt
ended 9/30/99                                         Fund             Fund

Shareholder fees (fees paid
directly from your investment)                        None             None

Annual fund operating expenses
(expenses that are deducted
from fund assets)

  Management fees                                     0.40%            0.40%

  Distribution (12b-1) fees                           None             None

  Other expenses                                      0.23%            0.25%

  Total annual fund operating
  expenses                                            0.63%            0.65%


                                        7  Standish Group of Tax-Sensitive Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

Tax-sensitive equity funds

The tax-sensitive equity funds use tax management strategies only when they are consistent with the funds' investment goals of maximizing after tax total return.

Tax management strategies The tax-sensitive equity funds use the tax management strategies described in the risk/return summary to limit the amount of income subject to state as well as federal income taxes. However, the tax-sensitive equity funds do not attempt to address the tax laws of any particular state. Each fund will follow these strategies only to the extent that they do not conflict with the fund's investment strategies and other operational needs. For example, a fund may sell and realize short term gains on a stock if the stock appears to have peaked or is expected to decline in value, to increase diversification or to raise cash to pay expenses or meet shareholder redemption requests. In addition, some of the equity and fixed income securities in the funds' portfolios will regularly generate taxable income.

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Tax-Sensitive Equity Fund may invest up to 20% of assets in companies with total market capitalization greater than that described on page 4.

Foreign securities Each fund may invest in dollar denominated securities of foreign issuers. Tax-Sensitive Equity Fund may invest without limit in foreign securities traded in a U.S. market but may invest only 10% of assets in foreign securities traded outside the U.S. Small Cap Tax-Sensitive Equity Fund may invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

Foreign securities involve the risks of adverse foreign government actions, political and economic instability and the lack of adequate and accurate information. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

In Europe, Economic and Monetary Union (EMU) and the introduction of a single currency (euro) began in 1999. There are political and economic risks associated with EMU, which may increase the volatility of a fund's European investments and present valuation problems.

Tax exempt bond funds

The tax exempt bond funds may invest in a wide range of municipal securities.

Municipal bond investments Each tax exempt bond fund may invest in a wide range of municipal bonds and notes of any maturity. These may be:

o General obligation bonds issued for various public purposes and supported by the municipal issuer's credit and taxing power.

o Revenue bonds whose principal and interest is payable only from the revenues of a particular project or facility. Industrial revenue bonds depend on the credit standing of a private issuer and may be subject to the federal alternative minimum tax (AMT).

Municipal bonds may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment in kind and auction rate features.

Taxable investments When after tax yields on taxable securities are more favorable than those on municipal bonds, each fund may invest up to 20% of net assets in taxable fixed income securities. Taxable securities must be of the same quality and maturity as the funds' municipal bond investments.


Standish Group of Tax-Sensitive Funds  8

--------------------------------------------------------------------------------

All funds

Credit quality Securities are investment grade or high grade if:

o They are rated in one of the top four or top three, respectively, long-term rating categories of a nationally recognized statistical rating organization.

o They have received a comparable short-term or other rating or are rated in one of the top two municipal note rating categories.

o They are unrated securities that the adviser believes to be of comparable quality.

If a security receives "split" (different) ratings from multiple rating organizations, a fund will treat the security as being rated in the higher rating category. A fund may choose not to sell securities that are downgraded below the fund's minimum acceptable credit rating after their purchase. Each fund's credit standards also apply to counterparties to OTC derivative contracts.

All of the funds' investments in fixed income securities are investment grade or high grade.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of short-term debt securities. Defensive investing may increase a fund's taxable income.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o     As a substitute for purchasing or selling securities.

o To shorten or lengthen the effective portfolio maturity or duration of the tax exempt bond funds.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income.

Impact of high portfolio turnover Each fund, except Tax-Sensitive Equity Fund, may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Each tax-sensitive equity fund's investment objective may be changed by the fund's trustees without shareholder approval.


                                        9  Standish Group of Tax-Sensitive Funds

The Investment Adviser
--------------------------------------------------------------------------------

Standish offers a broad array on investment services that include management of domestic and international equity and fixed income portfolios.

About Standish

Standish was established in 1933 and manages more than $45 billion in assets for institutional and individual clients in the U.S. and abroad. By choice, Standish has remained a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which is responsible for its continued commitment to investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish uses fundamental research to uncover a security sufficiently complex as to have been misvalued by traditional analysis. Standish uses sophisticated quantitative techniques, which may help identify persistent market inefficiencies that can be exploited by its portfolio managers.

Standish strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish has built a powerful internal network of overlapping resources.


Standish Group of Tax-Sensitive Funds  10

--------------------------------------------------------------------------------

Fund managers

-------------------------------------------------------------------------------------------------------------------
Fund                                     Fund managers                  Positions during past
                                                                        five years
-------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund                Laurence A. Manchester         Vice president and director
                                                                        of Standish

                                         Richard R. Davis               Since 1997, associate director of Standish;
                                                                        previously vice president

                                         Susan B. Coan                  Since 1998, associate director of Standish;
                                                                        previously vice president
-------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund      Nicholas S. Battelle           Vice president and director
                                                                        of Standish
-------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund and    Maria D. Furman                Since 1996, managing director of Standish;
MA Intermediate Tax Exempt Bond Fund                                    previously vice president

                                         Raymond J. Kubiak              Vice president and director of Standish
-------------------------------------------------------------------------------------------------------------------

Advisory services and fees

Standish provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 1999, each fund paid an advisory fee for these services. The adviser agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses), and the payment was less than each fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

-----------------------------------------------------------------------------------------------------------------------------
                                                       Annual Advisory Fee Rates
                                           (as a percentage of the fund's average net assets)

                                         Actual advisory fee paid     Contractual advisory fee     Current expense limitation
-----------------------------------------------------------------------------------------------------------------------------
Tax-Sensitive Equity Fund                           0.15%                       0.50%                         0.50%
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Tax-Sensitive Equity Fund                 0.59%                       0.60%*                        1.00%
-----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund                   0.40%                       0.40%                         0.65%
-----------------------------------------------------------------------------------------------------------------------------
MA Intermediate Tax Exempt Bond Fund                0.40%                       0.40%                         0.65%
-----------------------------------------------------------------------------------------------------------------------------

* Effective January 28, 2000, the annual advisory fee rate of the Small Tax-Sensitive Equity Fund was increased to 0.80% of average daily net assets.

                               Investment Adviser

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                                       11  Standish Group of Tax-Sensitive Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Minimum initial investment: $100,000.

Minimum subsequent investment: $5,000.

Minimum investments may be waived by the distributor for investors in omnibus accounts and clients and employees of Standish and their immediate families.

All orders to purchase shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

Shares of the funds are not available for sale in every state.

--------------------------------------------------------------------------------
By check

Opening an account

o Send a check to the distributor payable to Standish Funds with the completed original account application.

Adding to an account

o Send a check to the distributor payable to Standish Funds and a letter of instruction with the account name and number and effective date of the request.

--------------------------------------------------------------------------------
By wire

Opening an account

o     Send the completed original account application to the distributor.

o     Call the distributor to obtain an account number.

o Instruct your bank to wire the purchase amount to Investors Bank & Trust Company (see below).

Adding to an account

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company (see below).

--------------------------------------------------------------------------------
By fax

Opening an account

o     Fax the completed account application to 617-350-0042.

o     Mail the original account application to the distributor.

o     Follow the instructions for opening an account by wire.

Adding to an account

o Fax a letter of instruction to 617-350-0042 with the account name and number and effective date of the request.

o Call the distributor. Instruct your bank to wire the amount of the additional investment to Investors Bank & Trust Company.

--------------------------------------------------------------------------------
Through a financial intermediary

Opening or adding to an account

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

--------------------------------------------------------------------------------

The distributor's address is:

Standish Fund Distributors, L.P.
P.O. Box 1407
Boston, Massachusetts 02205-1407
Tel: 1-800-221-4795
Fax: 617-350-0042
Email: funds@saw.com

Wire instructions:

Investors Bank & Trust Company
Boston, MA
ABA#: 011 001 438
Account #: 79650-4116
Fund name:
Investor account #:


Standish Group of Tax-Sensitive Funds  12

--------------------------------------------------------------------------------

How to exchange shares

You may exchange shares of a fund for shares of any other Standish fund, if the registration of both accounts is identical. A fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required.

--------------------------------------------------------------------------------
By telephone

o     If the account has telephone privileges, call the distributor.

o Provide the name of the current fund, the fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the closing of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law.

--------------------------------------------------------------------------------
By mail

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see below).

--------------------------------------------------------------------------------
By telephone

For check or wire

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

--------------------------------------------------------------------------------
By fax

o     Fax the request to the distributor at 617-350-0042.

o Include your name, the name of the fund and the number of shares or dollar amount to be sold.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

--------------------------------------------------------------------------------
Through a financial intermediary

o Contact your financial intermediary. Financial intermediaries acting on an investor's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline.

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.

--------------------------------------------------------------------------------
Good form

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transactions limitations on your account. Also, a signature guarantee may be required with certain requests.


                                       13  Standish Group of Tax-Sensitive Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may ask the investor to increase the size of the account to $50,000 within 30 days. If the investor does not increase the account to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the investor.

In-kind purchases and redemptions. Securities you own may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The tax-sensitive equity funds declare and pay dividends from net investment income semi-annually and distribute capital gains annually. The tax exempt bond funds declare dividends from net investment income daily and distribute dividends monthly and capital gains annually. Whether a fund's distributions are predominantly from capital gains or income will vary from year to year. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.

Year 2000 issue

The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian and transfer agent were unable to recognize dates after 1999. The adviser and other service providers have told the funds that they have taken action to prevent, and do not expect the funds to suffer from, material year 2000 problems.


Standish Group of Tax-Sensitive Funds  14

Fund Details
--------------------------------------------------------------------------------

Taxes

---------------------------------------------------------------------------------------------------------------------------------
                Funds                                  Transactions                                   Tax Status
---------------------------------------------------------------------------------------------------------------------------------
All                                       Sales or exchanges of shares.                Usually capital gain or loss. Tax rate
                                                                                       depends on how long shares are held.
---------------------------------------------------------------------------------------------------------------------------------
All                                       Distributions of long term capital gain.     Taxable as long-term capital gain.
---------------------------------------------------------------------------------------------------------------------------------
All                                       Distributions of short term capital gain.    Taxable as ordinary income.
---------------------------------------------------------------------------------------------------------------------------------
Tax-sensitive equity funds                Dividends from net investment income.        Taxable as ordinary income.
---------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax Exempt Bond Fund         Dividends designated as "exempt-interest     Exempt from federal income tax, but may be
                                          dividends."                                  subject to AMT and state and local taxes.
---------------------------------------------------------------------------------------------------------------------------------
MA Intermediate Tax Exempt Bond Fund      Dividends designated as "exempt-interest     Exempt from federal income tax and
                                          dividends."                                  normally MA personal income tax, but may
                                                                                       be subject to AMT.
---------------------------------------------------------------------------------------------------------------------------------
Both tax exempt bond funds                Dividends that are not designated as         Taxable as ordinary income.
                                          "exempt-interest dividends."
---------------------------------------------------------------------------------------------------------------------------------

Every January, the funds provide information to their shareholders about the funds' dividends and distributions, which receive the same tax treatment even if reinvested, and about the shareholders' redemptions during the previous calendar year. Any shareholder who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Shareholders should generally avoid investing in a fund shortly before an expected taxable dividend or capital gain distribution. Otherwise, a shareholder may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Shareholders should consult their tax advisers about their own particular tax situations.

Taxable Equivalent Yield Table (Federal)
Federal Marginal Tax Rate

Taxable equivalent rates based on tax-exempt yield of:

           4%        5%        6%       7%        8%        9%        10%
31.0%      5.80%     7.25%     8.70%    10.14%    11.59%    13.04%    14.49%
36.0%      6.25%     7.81%     9.38%    10.94%    12.50%    14.06%    15.63%
39.6%      6.62%     8.28%     9.93%    11.59%    13.25%    14.90%    16.56%

Taxable Equivalent Yield Table (Federal/MA combined)
Combined Federal and MA Marginal Tax Rate*

Taxable equivalent rates based on tax-exempt yield of:

           4%        5%       6%        7%        8%        9%        10%
39.28%     6.59%     8.23%     9.88%    11.53%    13.18%    14.82%    16.47%
43.68%     7.10%     8.88%    10.65%    12.43%    14.20%    15.98     17.76%
46.85%     7.53%     9.41%    11.29%    13.17%%   15.05%    16.93%    18.81%

*Assuming (i) a Massachusetts tax rate of 12% and federal tax rates of 31%, 36% and 39.6%, respectively, and (ii) full deductibility of Massachusetts income taxes on the investor's federal income tax return.

--------------------------------------------------------------------------------

The funds' service providers

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


                                       15  Standish Group of Tax-Sensitive Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Tax-Sensitive Equity Fund

                                                        Fiscal year ended  Fiscal year ended  Fiscal year ended    January 2(2) to
                                                           September 30,      September 30,      September 30,      September 30,
                                                              1999(1)            1998(1)            1997(1)             1996
Net asset value--beginning of period                          $                  $35.24             $23.60             $20.00
                                                              ------             ------             ------             ------
Income from investment operations
   Net investment income*                                                          0.29               0.39               0.28
   Net realized and unrealized gain (loss)                                        (2.77)             11.58               3.50
                                                              ------             ------             ------             ------
   Total from investment operations                                               (2.48)             11.97               3.78
                                                              ------             ------             ------             ------
Less distributions declared to shareholders
   From net investment income                                                     (0.26)             (0.33)             (0.18)
                                                              ------             ------             ------             ------
   Net asset value--end of period                             $                   32.50              35.24              23.60
                                                              ======             ======             ======             ======
Total return                                                                      (7.13)%            51.19%             18.97%

Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)                 $                  $31,659            $12,819             $2,843
   Expenses(3)                                                                     0.50%              0.20%              0.00%(3)
   Net investment income*                                                          0.78%              1.31%              2.27%(3)
   Portfolio turnover                                                                33%                25%                17%

   -------------------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                             $                  $0.09             $(0.07)            $(0.36)
   Ratios (to average net assets)
   Expenses                                                                        1.05%              1.73%              5.15%(3)
   Net investment income                                                           0.23%             (0.22%)            (2.88%)(3)

(1) Calculated based on average shares outstanding.
(2) Commencement of operations.
(3) Computed on an annualized basis.


Standish Group of Tax-Sensitive Funds  16

--------------------------------------------------------------------------------

Small Cap Tax-Sensitive Equity Fund

                                                        Fiscal year ended   Fiscal year ended   Fiscal year ended    January 2(2) to
                                                          September 30,       September 30,       September 30,       September 30,
                                                             1999(1)             1998(1)              1997                1996
Net asset value--beginning of period                         $                   $32.61              $23.57              $20.00
                                                             ------              ------              ------              ------
Income from investment operations
   Net investment income*                                                         (0.15)               0.02                0.04
   Net realized and unrealized gain (loss)                                        (6.42)               9.05                3.55
                                                             ------              ------              ------              ------
   Total from investment operations                                               (6.57)               9.07                3.59
                                                             ------              ------              ------              ------
Less distributions declared to shareholders
   From net investment income                                    --               (0.01)              (0.03)              (0.02)
   From net realized gains on investments                        --               (0.14)                 --                  --
                                                             ------              ------              ------              ------
   Total distributions to shareholders                           --               (0.15)              (0.03)              (0.02)
                                                             ------              ------              ------              ------
   Net asset value--end of period                            $                   $25.89              $32.61              $23.57
                                                             ======              ======              ======              ======
Total return                                                                     (20.16)%             38.50%              17.95%

Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)                $                   $66,458             $32,761              $6,896
   Expenses*                                                                       0.75%               0.21%               0.00%(3)
   Net investment income (loss)*                                                  (0.51)%              0.08%               0.41%(3)
   Portfolio turnover                                                               102%                102%                 57%

   -------------------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                           $                   $(0.22)             $(0.16)             $(0.28)
   Ratios (to average net assets)
   Expenses                                                                        0.97%               1.24%               3.45%(3)
   Net investment income                                                          (0.73)%             (0.95)%             (3.04)%(3)

(1) Calculated based on average shares outstanding.
(2) Commencement of operations.
(3) Computed on an annualized basis.


                                       17  Standish Group of Tax-Sensitive Funds

Financial Highlights
--------------------------------------------------------------------------------

Intermediate Tax Exempt Bond Fund

                                                         Fiscal year ended          Nine months ended     Fiscal year ended
                                                            September 30,             September 30,          December 31,
                                                   ------------------------------   -----------------    ------------------
                                                   1999(3)      1998        1997           1996           1995        1994
Net asset value--beginning of period                           $21.78      $21.12         $21.40         $19.91      $21.44
                                                   ------      ------      ------         ------         ------      ------
Income from investment operations
   Net investment income*                                        0.96        1.01           0.79           0.98        0.95
   Net realized and unrealized gain (loss)                       0.58        0.74          (0.28)          1.49       (1.51)
                                                   ------      ------      ------         ------         ------      ------
   Total from investment operations                              1.54        1.75           0.51           2.47       (0.56)
                                                   ------      ------      ------         ------         ------      ------

Less distributions declared to shareholders
   From net investment income                                   (0.96)      (1.01)         (0.79)         (0.98)      (0.95)
   From realized gain on investments                            (0.06)      (0.08)            --             --       (0.02)
                                                   ------      ------      ------         ------         ------      ------
   Total distributions declared to shareholders                 (1.02)      (1.09)         (0.79)         (0.98)      (0.97)
                                                   ------      ------      ------         ------         ------      ------
   Net asset value--end of period                              $22.30      $21.78         $21.12         $21.40      $19.91
                                                   ======      ======      ======         ======         ======      ======
Total return                                                     7.24%       8.27%          2.43%         12.65%      (2.68)%

Ratios (to average daily net assets)
/Supplemental data
   Net assets at end of period (000 omitted)                  $78,579     $52,723        $34,843        $32,865     $20,514
   Expenses*                                                     0.65%       0.65%          0.65%(2)       0.65%       0.65%
   Net investment income                                         4.37%       4.74%          4.99%(2)       4.75%       4.62%
   Portfolio turnover                                              29%         23%(1)         43%(1)        140%        157%

   -------------------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                              $0.95       $0.99          $0.76          $0.95       $0.90
   Ratios (to average net assets)
   Expenses                                                      0.69%       0.74%          0.82%(2)       0.79%       0.89%
   Net investment income                                         4.33%       4.65%          4.82%(2)       4.61%       4.38%

(1) Commencing in fiscal 1996, securities which are puttable daily have been excluded from the portfolio turnover calculations.
(2) Computed on an annualized basis.
(3) Calculated based on average shares outstanding.


Standish Group of Tax-Sensitive Funds  18

--------------------------------------------------------------------------------

MA Intermediate Tax Exempt Bond Fund

                                                          Fiscal year ended         Nine months ended    Fiscal year ended
                                                            September 30,             September 30,         December 31,
                                                   ------------------------------   -----------------   ------------------
                                                   1999(2)      1998        1997          1996           1995        1994
Net asset value--beginning of period                           $21.18      $20.63        $21.02         $19.55      $21.31
                                                   ------      ------      ------        ------         ------      ------
Income from investment operations
   Net investment income*                                        0.94        0.97          0.74           0.94        0.94
   Net realized and unrealized gain (loss)                       0.60        0.55         (0.39)          1.47       (1.75)
                                                   ------      ------      ------        ------         ------      ------
   Total from investment operations                              1.54        1.52          0.35           2.41       (0.81)
                                                               ------      ------        ------         ------      ------
Less distributions declared to shareholders
   From net investment income                                   (0.94)      (0.97)        (0.74)         (0.94)      (0.94)
   From realized gain on investments                               --          --            --             --       (0.01)
                                                   ------      ------      ------        ------         ------      ------
   Total distributions declared to shareholders                 (0.94)      (0.97)        (0.74)        ($0.94)     ((0.95)
                                                   ------      ------      ------        ------         ------      ------
   Net asset value--end of period                              $21.78      $21.18        $20.63         $21.02      $19.55
                                                   ======      ======      ======        ======         ======      ======

Total return                                                     7.45%       7.55%         1.70%         12.64%      (3.84)%

Ratios (to average daily net assets)
/Supplemental data
   Net assets at end of period (000 omitted)                  $53,600     $38,401       $32,136        $32,565     $27,776
   Expenses*                                                     0.65%       0.65%         0.65%(1)       0.65%       0.65%
   Net investment income*                                        4.40        4.67%         4.78%(1)       4.71%       4.67%
   Portfolio turnover                                              19%         25%           35%            77%         84%

   -------------------------------
   *The adviser voluntarily did not impose some or all of its investment advisory fee and limited the fund's expenses. Had these actions not been taken, the net investment income per share and the ratios would have been:

   Net investment income per share                              $0.92       $0.95         $0.72          $0.95       $0.91
   Ratios (to average net assets)
   Expenses                                                      0.77%       0.75%         0.73%(1)       0.72%       0.78%
   Net investment income                                         4.28%       4.57%         4.70%(1)       4.64%       4.54%

(1) Computed on an annualized basis.
(2) Calculated based on average shares outstanding.


                                       19  Standish Group of Tax-Sensitive Funds

Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For More Information
--------------------------------------------------------------------------------

For investors who want more information about the Standish group of tax-sensitive funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1-800-SAW-0066

Email:
funds@saw.com

Internet:
http://www.standishfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009 Telephone: 1-800-SEC-0330

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
       One Financial Center
       Boston, MA 02111-2662
       800.729.0066

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          99-314

January 28, 2000


                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                       Standish Tax-Sensitive Equity Fund
                  Standish Small Cap Tax-Sensitive Equity Fund
                   Standish Intermediate Tax Exempt Bond Fund
            Standish Massachusetts Intermediate Tax Exempt Bond Fund

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 28, 2000, as amended and/or supplemented from time to time, of Standish Tax-Sensitive Equity Fund (Equity Fund) and Standish Small Cap Tax-Sensitive Equity Fund (Small Cap Fund), Standish Intermediate Tax Exempt Bond Fund (Intermediate Tax Exempt Fund) and Standish Massachusetts Intermediate Tax Exempt Bond Fund (Massachusetts Tax Exempt Fund), each a separate investment series of Standish, Ayer & Wood Investment Trust (the "Trust"). The Equity Fund and the Small Cap Fund are referred to herein as the "tax-sensitive funds" and the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund are referred to herein as the "tax exempt funds."

      This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 1999 annual reports to shareholders are incorporated by reference into this SAI.

                                    Contents

                     --------------------------------------

Investment Objectives and Policies.............................................2

Investment Restrictions.......................................................22

Calculation of Performance Data...............................................26

Management....................................................................32

Purchase and Redemption of Shares.............................................38

Portfolio Transactions........................................................39

Determination of Net Asset Value..............................................40

Federal and Massachusetts Income Taxes........................................41

The Funds and Their Shares....................................................47

Additional Information........................................................48

Experts and Financial Statements..............................................49

                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus. Each fund's investment adviser is Standish, Ayer & Wood, Inc. ("Standish" or the "adviser").

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

      Because the tax-sensitive funds are managed to seek the highest long-term total return after considering the impact of federal and state income taxes paid by shareholders on the funds' distributions and the tax exempt funds seek to provide a high level of interest income exempt from federal and, in the case of the Massachusetts Tax Exempt Fund, Massachusetts income taxes, the funds may not be suitable investments for non-taxable investors or persons investing through tax deferred vehicles (e.g., individual retirement accounts (IRAs) or other qualified pension and retirement plans).

      Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, determined by Standish to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by Standish to be of comparable credit quality. The tax exempt funds also may invest in municipal notes rated at least MIG-1 or MIG-2 by Moody's or at least SP-1 or SP-2 by Standard & Poor's or, if unrated, determined by Standish to be of comparable credit quality. If a security is rated differently by two or more rating agencies, Standish uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, Standish will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

      Portfolio Maturity and Duration (tax exempt funds). Under normal market conditions, the tax exempt funds will maintain a dollar-weighted average portfolio maturity of between three and ten years. This means that the dollar-weighted average duration of the tax exempt funds' portfolio investments will be less than the duration of a U.S. Treasury obligation with a remaining stated maturity of three to ten years. A mutual fund with an average portfolio maturity longer than that of the tax exempt funds will tend to have a higher yield, but will generally exhibit greater share price volatility. Conversely, a mutual fund with a short-term maturity will generally have a lower yield, but will generally offer more price stability.

      The effective maturity of an individual portfolio security in which the tax exempt funds invest is defined as the period remaining until the earliest date when a fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity. Unscheduled prepayments of principal have the effect of shortening the effective maturities of securities. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. In general, securities may be subject to greater prepayment rates in a declining interest rate environment. Conversely, in an increasing interest rate environment, the rate of prepayment may be expected to decrease. A higher than anticipated rate of unscheduled principal prepayments on securities purchased at a premium or a lower than anticipated rate of unscheduled payments on securities purchased at a discount may result in a lower yield (and total return) to a tax exempt fund than was anticipated at the time the securities were purchased. A fund's reinvestment of unscheduled prepayments may be made at rates higher or lower than the rate payable on such security, thus affecting the return realized by the fund.

      Duration represents the weighted average maturity of expected cash flows (i.e., interest and principal payments) on one or more debt obligations, discounted to their present values. The duration of an obligation is always less than or equal to its stated maturity and is related to the degree of the volatility in the market value of the obligation. Duration of an individual portfolio security is a measure of the security's price sensitivity taking into account expected cash flow and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, each tax exempt fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer, based on projected cash flows from such obligations. Subject to the requirement that, under normal market conditions, each tax exempt fund's dollar-weighted average portfolio maturity will not exceed ten years, the funds may invest in individual debt obligations of any maturity, including obligations with a remaining stated maturity of less than three or more than ten years. The tax exempt funds may each use various techniques to shorten or lengthen the option-adjusted duration of its portfolio, including without limitation the acquisition of debt obligations at a premium or discount, the use of futures contracts and the use of interest rate swaps, caps, floors and collars.

The Tax-Sensitive Equity Fund

      Additional Investment Information. Under normal circumstances, at least 80% of the Equity Fund's total assets are invested in a diversified portfolio of equity and equity-related securities. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. The fund may also invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. OTC market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund currently intends to limit its investments in foreign securities to those that are denominated or quoted in U.S. dollars.

      When practicable and prudent, the Equity Fund intends to hold appreciated portfolio securities for more than one year, and for more than 18 months (or such other holding period as may be required under federal income tax law to benefit from the lowest applicable tax rate) where appropriate in light of investment considerations, in order to reduce the realization and, therefore, the distribution to shareholders of short-term capital gains which are taxable to them as ordinary income and to seek to maximize the portion of its distributions of long-term capital gains qualified for the most favorable tax rate.

The Small Cap Tax-Sensitive Equity Fund

      Additional Investment Information. Under normal circumstances, at least 80% of Small Cap Fund's total assets are invested in equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" within the range of capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly. Small Cap Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's total assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity securities of foreign issuers, including issuers located in emerging markets.

      Because of the nature of the securities of small capitalization companies in which the Small Cap Fund will primarily invest (including those issued in initial public offerings), the Small Cap Fund does not place any restrictions on portfolio turnover and may, from time to time, have a high portfolio turnover rate. This policy may have the effect of causing the Small Cap Fund to realize and, therefore, distribute short-term capital gains which are taxable to shareholders as ordinary income.

The Intermediate Tax Exempt Bond Fund

      Additional Investment Information. Under normal market conditions, substantially all and at least 80% of the Intermediate Tax Exempt Fund's net assets are invested in a diversified portfolio of municipal securities which are obligations issued by or on behalf of states, territories and possessions (including Puerto Rico, the U.S. Virgin Islands and Guam) of the United States, and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes. Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the Intermediate Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

      Under normal market conditions, the fund may invest up to 20% of its net assets in taxable, fixed income securities (i.e., when there is a yield disparity between taxable and municipal securities on an after-tax basis which is favorable for taxable investments). The fund's taxable investments will generally be of comparable credit quality and maturity to the municipal securities in which the fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be taxable. See "Federal and Massachusetts Income Taxes" in this SAI.

The Massachusetts Intermediate Tax Exempt Bond Fund

      Additional Investment Information. Under normal market conditions, substantially all and at least 80% of the Massachusetts Tax Exempt Fund's net assets are invested in a non-diversified portfolio of municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam), the interest on which is, in the opinion of bond counsel to the issuer, excluded from gross income for federal income tax purposes and is exempt from Massachusetts personal income tax ("Massachusetts Municipal Securities"). Also under normal market conditions, at least 65% of the fund's net assets are invested in municipal bonds. These two investment policies of the fund are fundamental and may not be changed without shareholder approval. Although as a matter of fundamental policy it is authorized to do so, the Massachusetts Tax Exempt Fund does not expect to invest more than 25% of its total assets in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector.

      Under normal market conditions, the Fund may invest up to 20% of its net assets in taxable, fixed income securities and municipal securities that are not Massachusetts Municipal Securities (i.e., when there is a yield disparity between other instruments and Massachusetts Municipal Securities on an after-tax basis which is favorable for taxable investments). These other investments will generally be of comparable credit quality and maturity to the Massachusetts Municipal Securities in which the Fund invests and will be limited primarily to obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; investment grade corporate debt securities; municipal securities other than Massachusetts Municipal Securities; prime commercial paper; certain certificates of deposit of domestic banks; and repurchase agreements, secured by U.S. Government securities, with maturities not in excess of seven days. To the extent that income dividends include income from taxable sources, a portion of a shareholder's dividend income will be subject to federal and/or Massachusetts tax. See "Federal and Massachusetts Income Taxes" in this SAI.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing in the Tax-Sensitive Funds

      The prospectus discusses the principal risks of investing in each fund. The following discussion provides additional information on the risks associated with an investment in a fund. The tax-sensitive funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. The tax-sensitive funds are also subject to the risks associated with direct investments in foreign securities.

      Investing in Foreign Securities. Although the Equity Fund intends to invest primarily in equity securities of U.S. issuers, the Equity Fund may invest (without limitation) in equity securities of issuers located in any foreign country, which securities are listed on a U.S. exchange or traded in the U.S. over-the-counter market. The Equity Fund will not invest more than 10% of its total assets in foreign equity securities that are not so listed or traded. The Small Cap Fund may invest up to 15% of its total assets in equity securities of issuers located in any foreign country. The tax-sensitive funds currently intend to limit their investments in foreign securities to those that are quoted or denominated in U.S. dollars. Investors should understand that the expense ratios of the tax-sensitive funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

      Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a tax-sensitive fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a tax-sensitive fund's securities are quoted would reduce the fund's net asset value per share. Because the tax-sensitive funds currently intend to limit their investments in foreign securities to those that are quoted or denominated in U.S. dollars, the funds are only subject to currency risks indirectly through the foreign companies in which they invest.

      Emerging Markets. The tax-sensitive funds may also invest up to 10% of their total assets in issuers located in emerging markets generally and up to 3% of their total assets in issuers of any one specific emerging market country. The tax-sensitive funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries. Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These risks may be related to (i) restrictions on foreign investment and repatriation of capital; (ii) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of the emerging market countries compared to the U.S. securities markets; (iii) economic, political and social factors; and (iv) foreign exchange matters such as fluctuations in exchange rates between the U.S. dollar and the currencies in which a fund's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. A fund's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the funds, the adviser and its affiliates and their respective clients and other service providers. The funds may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on each fund's performance and may adversely affect the liquidity of each fund's investments to the extent that it invests in emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transactions costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. During the course of the last 25 years, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse affect on market prices of securities and payment of dividends.

General Risks of Investing in the Tax Exempt Funds

      The tax exempt funds invest primarily in municipal securities and are subject to risks associated with investments in such securities. These risks, which also apply to fixed income securities generally, include interest rate risk, default risk, and call and extension risk. The Massachusetts Tax Exempt Fund is also subject to the specific risks associated with investments in Massachusetts Municipal Securities. See Appendix A.

      Interest Rate Risk. When interest rates decline, the market value of municipal securities tends to increase. Conversely, when interest rates increase, the market value of municipal securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in municipal securities are subject to the risk that the issuer of the security could default on its obligations causing a tax exempt fund to sustain losses on such investments. A default could impact both interest and principal payments.

      Call Risk and Extension Risk. Municipal securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a tax exempt fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a tax exempt fund will suffer from the inability to invest in higher yield securities.

Specific Risks Associated with the Funds' Investments

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Common Stocks. The tax-sensitive funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Small Capitalization Stocks. The Small Cap Fund invests primarily, and the Equity Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a tax-sensitive fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

      Convertible Securities. Each tax-sensitive fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

      Warrants. Each tax-sensitive fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      Depositary Receipts and Depositary Shares. The tax-sensitive funds may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American

Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

      Investments in REITs. Each tax-sensitive fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation of income and gains that are distributed to their shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

      Municipal Securities. The tax exempt funds may invest in all kinds of municipal securities, including without limitation municipal notes, municipal bonds, private activity bonds and variable rate demand instruments. Municipal securities are issued to obtain funds for various public purposes, including the construction of a variety of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial revenue bonds are, or have been under prior tax law, issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal.

      Because the tax exempt funds invest in investment grade municipal securities, the income earned on shares of the funds will tend to be less than it might be on a portfolio emphasizing lower quality securities. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Although the tax exempt funds' quality standards are designed to minimize the credit risk of investing in the funds, that risk cannot be entirely eliminated.

      Municipal Notes. The tax exempt funds may invest in municipal notes. Municipal notes are generally issued to satisfy short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

      Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as Federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae"). There are, of course, a number of other types of notes in which the funds may invest which are issued for different purposes and secured differently from those described above.

      Municipal Bonds. The tax exempt funds may invest in municipal bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "General Obligation" Bonds and "Revenue" Bonds.

      Issuers of General Obligation Bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of General Obligation Bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

      The principal security for a Revenue Bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue Bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

      Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected.

      Other Municipal Securities. There is a variety of hybrid and special types of municipal securities as well as numerous differences in the types of security for municipal securities both within and between the two principal classifications above. The tax exempt funds may purchase other types of municipal securities as long as the investment complies with the policies set forth in the funds' prospectus and SAI.

      Variable Rate Demand Instruments. The tax exempt funds may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit the funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. A bank that issues a repurchase commitment may receive a fee from the funds for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

      The variable rate demand instruments that the tax exempt funds may purchase are payable on demand on not more than seven calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to six months, and the adjustments are based upon the current interest rate environment as provided in the respective instruments. The adviser may determine that an unrated variable rate demand instrument meets the funds' quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria of the funds. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of the funds.

      The interest rate of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should decrease changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with a comparable portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

      The maturity of the variable rate demand instruments held by a tax exempt fund will ordinarily be deemed to be the longer of (1) the notice period required before the fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment.

      Illiquid Municipal Securities. The tax exempt funds limit investments in securities which are not readily marketable to less than 15% of net assets. Although an entire issue of municipal securities may be purchased by one or a small number of institutional investors such as the tax exempt funds, municipal securities may nonetheless be readily marketable. The adviser determines whether a municipal security is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The adviser believes that the quality standards applicable to the funds' investments enhance marketability. In addition, stand-by commitments and demand obligations also enhance marketability.

      "When-Issued," "Delayed Delivery" and "Forward Commitment" Securities. The tax exempt funds may commit up to 40% of their net assets to purchase securities on a "when-issued" and "delayed delivery" basis. Delivery and payment for the securities purchased on a when-issued or delayed delivery basis will normally take place 15 to 45 days after the date of the transaction. The payment obligation and interest rate on the securities are fixed at the time the funds enter into such commitments, but interest will not accrue to the funds until delivery of and payment for the securities. Although the funds will only make commitments to purchase "when-issued" and "delayed delivery" securities with the intention of actually acquiring the securities, the funds may sell the securities before the settlement date if deemed advisable by the adviser.

      Unless the funds have entered into an offsetting agreement to sell the securities purchased on a when issued or delayed delivery basis, cash or liquid obligations with a market value at least equal to the amount of the funds' commitment will be segregated with the funds' custodian bank. If the market value of these securities declines, additional cash or securities will be segregated daily so that the aggregate market value of the segregated securities equals the amount of the funds' commitment.

      Securities purchased on a "when-issued" and "delayed delivery" basis may have a market value on delivery which is less than the amount paid by a tax exempt fund. Changes in market value may be based upon the public's perception of the creditworthiness of the issuer or changes in the level of interest rates. Generally, the value of "when-issued" securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates fall and will depreciate in value when interest rates rise. The funds may sell portfolio securities on a delayed delivery basis. The market value of the securities when they are delivered may be more than the amount to be received by the funds.

      Repurchase Agreements. Each fund may invest up to 15% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

      Short Sales. Each tax-sensitive fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities; however, the tax-sensitive funds invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Each tax-sensitive fund is authorized to invest all of its assets in the securities of a single open-end registered investment company (a "pooled fund") having substantially identical investment objectives, policies and restrictions as such fund, notwithstanding any other investment restriction or policy. This structure is commonly referred to as the "master-feeder" structure. If authorized by the Trustees, a tax-sensitive fund would seek to achieve its investment objective by investing in a pooled fund which would invest in a portfolio of securities that complies with the fund's investment objective, policies and restrictions. The Trustees currently do not intend to authorize investing in a pooled fund in connection with a master/feeder structure.

      Stand-By Commitments. To facilitate liquidity, the tax exempt funds may enter into "stand-by commitments" permitting them to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no additional cost to the funds, but may, however, reduce the yields available on securities subject to stand-by commitments.

      Third Party Put. The tax exempt funds may purchase long-term fixed rate bonds which have been coupled with an option granted by a third party financial institution allowing the funds at specified intervals to tender or put their bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features. The financial institution granting the put option does not provide credit enhancement, and typically, if there is a default on or significant downgrading of the bond, or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the funds will be that of holding a long-term bond. These third party puts will not be considered to shorten a fund's maturity.

      Portfolio Turnover and Short-Term Trading. It is not the policy of any fund to purchase or sell securities for trading purposes, and the Equity Fund generally intends to have low annual portfolio turnover rates in order to reduce the realization and distribution to shareholders of capital gains. The Small Cap Fund and the tax exempt funds place no restrictions on portfolio turnover. Notwithstanding the foregoing, each fund will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

      Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Investments in such securities will be limited to 20% of a fund's total assets unless the fund is in a temporary defensive position.

      The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks (the tax-sensitive funds only); repurchase agreements; and prime commercial paper of U.S. companies and foreign companies (the tax-sensitive funds only).

      The funds' investments in money market securities will be rated, at the time of investment, P-1 by Moody's or A-1 by Standard & Poor's. At least 95% of each tax-sensitive fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each tax-sensitive fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. The tax exempt funds' investments in taxable securities, such as money market and short-term debt securities, will generally be of comparable credit quality and maturity to the municipal securities in which the tax exempt funds invest. To the extent that income dividends distributed by the tax exempt funds include income from taxable sources, a portion of a shareholder's dividend income will be taxable.

      Investments in commercial paper by Intermediate Tax Exempt Fund and Massachusetts Tax Exempt Fund will be rated Prime-1 by Moody's or A-1 by Standard & Poor's or Duff 1+ by Duff, which are the highest ratings assigned by these rating services (even if rated lower by one or more of the other agencies), or which, if not rated or rated lower by one or more of the agencies and not rated by the other agency or agencies, are judged by the adviser to be of equivalent quality to the securities so rated. In determining whether securities are of equivalent quality, the adviser may take into account, but will not rely entirely on, ratings assigned by foreign rating agencies.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

      Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements), to manage the effective maturity or duration of fixed income securities (tax exempt funds only) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices (tax-sensitive funds only), fixed income indices (tax exempt funds only), and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions such as caps, swaps, floors and collars (tax exempt funds only); and, to the extent a tax-sensitive fund invests in foreign securities, enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, to seek to manage the effective maturity or duration of the tax exempt funds' portfolios or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that the Equity Fund is underweighted in cyclical stocks and overweighted in consumer stocks, the Equity Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and by the funds' tax-related objectives due to the fact that Strategic Transactions may produce taxable income or short-term capital gain in many cases and the applicable tax rules may make it more difficult to control the timing of gains or losses.

      Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a tax-sensitive fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency (tax-sensitive funds), futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency (tax-sensitive funds) or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      Each fund may purchase and sell (write) call options on equity (tax-sensitive funds) and debt (tax exempt funds) securities including U.S. Treasury and agency securities, municipal notes and bonds (tax exempt funds) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies (tax-sensitive funds) and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      Each fund may purchase and sell (write) put options on equity (tax-sensitive funds) and debt (tax exempt funds) securities including U.S. Treasury and agency securities, municipal notes and bonds (tax exempt funds) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies (tax-sensitive funds) and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

      The funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, currency (tax-sensitive funds), multiple currency transactions

(including forward currency contracts) (tax-sensitive funds) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Currency Transactions. The tax-sensitive funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      The tax-sensitive funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      Each tax-sensitive fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a French security and the adviser may believe that French francs will deteriorate against German marks. The fund would sell French francs to reduce its exposure to that currency and buy German marks. This strategy would be a hedge against a decline in the value of French francs, although it would expose the fund to declines in the value of the German mark relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the tax-sensitive funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the Austrian schilling is linked to the German deutsche mark, a fund holds securities denominated in schillings and the adviser believes that the value of schillings will decline against the U.S.

dollar, the adviser may enter into a contract to sell deutsche marks and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

      Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate (tax-sensitive funds only) and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. The funds may have to comply with any applicable regulatory requirements designed to make sure that mutual funds do not use leverage in Strategic Transactions, and if required, will set aside cash and other assets in a segregated account with the custodian bank (or marked on the funds' records as segregated) in the amount prescribed. In that case, the funds' custodian would maintain the value of such segregated account equal to the prescribed amount by adding or removing additional cash or other assets to account for fluctuations in the value of the account and the applicable fund's obligations on the related Strategic Transactions. Assets held in a segregated account would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or a fund's ability to meet redemption requests or other current obligations.

      Portfolio Diversification and Concentration. The Massachusetts Tax Exempt Fund is non-diversified which generally means that, with respect to 50% of the fund's total assets, it may invest more than 5% of its total assets in the securities of a single issuer. Each of the other funds is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. Because of the relatively small number of issuers of Massachusetts Municipal Securities, the Massachusetts Tax Exempt Fund is likely to invest a greater percentage of its assets in the securities of a single issuer than is an investment company which invests in a broad range of municipal securities, such as the Intermediate Tax Exempt Fund. Therefore, the Massachusetts Tax Exempt Fund would be more susceptible than a diversified fund to any single adverse economic or political occurrence or development affecting Massachusetts issuers. The Massachusetts Tax Exempt Fund will also be subject to an increased risk of loss if the issuer is unable to make interest or principal payments or if the market value of such securities declines. It is also possible that there will not be sufficient availability of suitable Massachusetts Municipal Securities for the fund to achieve its objective of providing income exempt from Massachusetts taxes.

      The tax-sensitive funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. Although they are authorized to do so, the tax exempt funds do not expect to concentrate (invest 25% or more of their total assets) in any one of the following sectors of the municipal securities market: hospitals, ports, airports, colleges and universities, turnpikes and toll roads, housing bonds, lease rental bonds, industrial revenue bonds or pollution control bonds. For the purposes of this limitation, securities whose credit is enhanced by bond insurance, letters of credit or other means are not considered to belong to a particular sector. Investing a significant amount of a tax exempt fund's assets in the securities of issuers in any one industry will cause the fund's net asset value to be more sensitive to events affecting that industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      Each fund has adopted certain fundamental and non-fundamental policies in addition to those described under "Investment Objectives and Policies" in the Prospectus. A fund's fundamental policies cannot be changed unless the change is approved by the lesser of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of that fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of that fund. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

      Standish Intermediate Tax Exempt Bond Fund. As a matter of fundamental policy, the Intermediate Tax Exempt Fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within 7 days.

7. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

      Standish Massachusetts Intermediate Tax Exempt Bond Fund. As a matter of fundamental policy, the Massachusetts Tax Exempt Fund may not:

1. Issue senior securities, borrow money or pledge or mortgage its assets, except that the fund may borrow from banks as a temporary measure for extraordinary or emergency purposes (but not investment purposes) in an amount up to 15% of the current value of its total assets, and pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the fund may not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933.

3. Purchase real estate or real estate mortgage loans, although the fund may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein and may purchase, hold and sell real estate acquired as a result of ownership of securities or other instruments.

4. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that the fund may purchase and sell financial futures contracts and options on financial futures contracts.

6. Lend portfolio securities, except that the fund may enter into repurchase agreements which are terminable within seven days.

7. Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer (in determining the issuer of a tax-exempt security, identification of the issuer will be based upon a determination of the source of assets and revenues committed to meeting interest and principal payments of each security).

8. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

      Standish Tax-Sensitive Equity Fund and Standish Small Cap Tax-Sensitive Equity Fund. As a matter of fundamental policy, each of the Standish Small Cap Tax-Sensitive Equity Fund and Standish Tax-Sensitive Equity Fund may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value
      (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets; (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act of 1933; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

5. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

6. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

8. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if:

      a. such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or

      b. such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund; provided, however, that the fund may invest all or part of its investable assets in an open-end registered investment company with substantially the same investment objective, policies and restrictions as the fund.

      For purposes of the fundamental investment restriction (1) regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports With The Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

      As a matter of non-fundamental policy, each fund may not:

(a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b) Purchase securities of any other investment company except as permitted by the 1940 Act.

(c) Invest more than 15% of its net assets in securities which are illiquid (this policy is fundamental with respect to the tax exempt funds).

(d) Purchase additional securities if the fund's borrowings exceed 5% of its net assets (this policy is fundamental with respect to the tax exempt funds).

      As a matter of non-fundamental policy, the tax exempt funds may not own more than 10% of the outstanding voting securities of any one issuer. Because municipal securities are not voting securities, there is no limit on the percentage of a single issuer's municipal bonds which the tax exempt funds may own so long as, as to 75% of the total assets of the Intermediate Tax Exempt Bond Fund and as to 50% of the total assets of the Massachusetts Tax Exempt Fund, they do not invest more than 5% of their total assets in the securities of the issuer. Consequently, the tax exempt funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities.

      Although they are allowed to do so as a matter of fundamental policy, the tax exempt funds do not expect to invest in securities (other than securities of the U.S. Government, its agencies or instrumentalities and municipal securities) if more than 25% of the current value of their total assets would be invested in a single industry. Although governmental issuers of municipal securities are not considered part of any "industry," municipal securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users (e.g., industrial development bonds) and constitute an "industry." Thus, the tax exempt funds do not expect that more than 25% of their assets will be invested in obligations deemed to be issued by nongovernmental users in any one industry (e.g., industrial development bonds for health care facilities) and in taxable obligations of issuers in the same industry. However, it is possible that the tax exempt funds may invest more than 25% of their assets in a broader sector of the market for municipal securities.

      Determining the issuer of a tax-exempt security will be based upon the source of assets and revenues committed to meeting interest and principal payments of each security. A security guaranteed or otherwise backed by full faith and credit of a governmental entity would generally be considered to represent a separate security issued by such guaranteeing entity and by the primary obligor. However, a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the tax exempt funds is less than 10% of the value of the total assets of the funds. Securities backed only by the assets and revenues of nongovernmental users will be deemed to be issued by such nongovernmental users.

      The tax-sensitive funds have no current intention of lending portfolio securities or entering into reverse repurchase agreements or forward roll transactions. None of the funds have any current intention to borrow money for other than temporary of emergency purposes.

      Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the tax-sensitive funds may each invest all of its assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

                         CALCULATION OF PERFORMANCE DATA

      Each fund may, from time to time, advertise certain total return information and the tax exempt funds may also advertise certain yield and tax equivalent yield information. The average annual total return of a fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)^n=ERV.

      The yield of the tax exempt funds is computed by dividing the net investment income per share earned during a base period of 30 days, or one month, by the maximum offering price per share on the last day of the period. For the purpose of determining net investment income, the calculation includes, among expenses of the funds, all recurring fees that are charged to all shareholder accounts and any non-recurring charges for the period stated. In particular, yield is determined according to the following formula:

                        Yield = 2[((A - B)/CD + 1)^6 - 1]

      Where: A = dividends and interest earned during the period; B = net expenses accrued for the period; C = average daily number of shares outstanding during the period that were entitled to receive dividends; D = the maximum offering price (net asset value) per share on the last day of the period.

      Tax equivalent yield is the net annualized taxable yield needed to produce a specified tax exempt yield at a given tax rate based on a specified 30-day (or one month) period, assuming semi-annual compounding of income. The taxable equivalent yield for the tax exempt funds is based upon each fund's current tax-exempt yield and an investor's marginal tax rate. The formula is:

      Portfolio's Tax-Free Yield      =      Taxable Equivalent Yield
      --------------------------
      100% - Marginal Tax Rate

      The funds' average annual total return for the one-year, five-year and since inception periods ended September 30, 1999, and the tax exempt funds' average annualized yield and tax-equivalent yield for the 30-day period ended September 30, 1999 were as follows:

                                      Average Annual Total Return*
                                      ----------------------------
                                                                                              Tax-
                                                                     Since                 Equivalent
           Fund                1-Year        5-Year    10-Year     Inception     Yield       Yield
           ----                ------        ------    -------     ---------     -----       -----
Tax-Sensitive Equity Fund      14.46%         n/a(1)      n/a(1)    18.87%       n/a          n/a

Small Cap Tax-Sensitive        57.03%         n/a(1)      n/a(1)    21.07%       n/a          n/a
Fund

Intermediate Tax Exempt       (0.33)%        5.68%        n/a(1)     5.83%      4.49%        7.43%(2)
Fund

Massachusetts Tax Exempt      (0.18)%        5.49%        n/a(1)     5.34%      4.32%        8.13%(2)
Fund

-------------------
*The Advisor voluntarily capped each fund's expenses for various periods since inception. Had the Advisor not taken these actions, each fund's performance would be lower.

(1)The tax-sensitive funds commenced operations on January 2, 1996 and the tax exempt funds commenced operations on November 2, 1992.

(2)Intermediate Tax Exempt Fund's tax-equivalent yield assumes a federal income tax rate of 39.6% and Massachusetts Tax Exempt Fund's tax-equivalent yield assumes a combined federal and Massachusetts tax rate of 46.85%.

      The tax exempt funds may also quote non-standardized yield, such as yield-to-maturity ("YTM"). YTM represents the rate of return an investor will receive if a long-term, interest bearing investment, such as a bond, is held to its maturity date. YTM does not take into account purchase price, redemption value, time to maturity, coupon yield, and the time between interest payments.

      The tax-sensitive funds may also quote total return giving effect to the payment of taxes. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests primarily in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a tax exempt fund's yield (calculated as indicated above) by one, minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

      In addition to average annual return and yield and tax equivalent yield (tax exempt funds' quotations, each fund may quote quarterly and annual performance on a net (with management fees and other operating expenses deducted) and gross basis. The funds' net and gross performance is as follows:

Intermediate Tax Exempt Fund

               Quarter/Year              Net                   Gross
               -----------------------------------------------------------------

               1992                        2.79%                2.95%

               1Q93                        3.46                 3.62

               2Q93                        2.63                 2.79

               3Q93                        2.94                 3.10

               4Q93                        1.35                 1.51

               1993                       10.78                11.47

               1Q94                       -3.95                -3.79

               2Q94                        1.67                 1.83

               3Q94                        0.98                 1.15

               4Q94                       -1.29                -1.13

               1994                       -2.68                -2.02

               1Q95                        4.61                 4.77

               2Q95                        1.95                 2.12

               3Q95                        2.76                 2.95

               4Q95                        2.77                 2.94

               1995                       12.65                13.3

               1Q96                       -0.42                -0.27

               2Q96                        0.91                 1.05

               3Q96                        1.93                 2.08

               4Q96                        2.28                 2.46

               1996                        4.76                 5.41

               1Q97                       (0.01)                0.16

               2Q97                        2.97                 3.13

               3Q97                        2.82                 2.99

               4Q97                        2.09                 2.27

               1997                        8.07                 8.80

               1Q98                        0.94                 1.10

               2Q98                        1.28                 1.45

               3Q98                        2.75                 2.92

               4Q98                        0.34                 0.50

               1998                        5.41                 6.09

               1Q99                        0.68                 0.83

               2Q99                       (1.72)               (1.57)

               3Q99                        0.38                 0.53

               1999(1)                    (0.67)               (0.23)

--------
(1)Information is presented for the first 9 months of the calendar year.

Massachusetts Tax Exempt Fund

               Quarter/Year              Net                Gross
               -----------------------------------------------------------------

               1992                        2.27%                2.43%

               1Q93                        2.88                 3.04

               2Q93                        2.72                 2.88

               3Q93                        2.74                 2.90

               4Q93                        1.55                 1.71

               1993                       10.24                10.95

               1Q94                       (4.20)               (4.04)

               2Q94                        1.02                 1.18

               3Q94                        0.50                 0.67

               4Q94                       (1.12)               (0.96)

               1994                       (3.84)               (3.20)

               1Q95                        4.86                 5.02

               2Q95                        2.01                 2.18

               3Q95                        2.69                 2.87

               4Q95                        2.54                 2.70

               1995                       12.64                13.38

               1Q96                       (0.63)               (0.47)

               2Q96                        0.77                 0.92

               3Q96                        1.56                 1.72

               4Q96                        2.32                 2.50

               1996                        4.07                 4.72

               1Q97                       (0.20)               (0.03)

               2Q97                        2.76                 2.92

               3Q97                        2.50                 2.67

               4Q97                        2.18                 2.36

               1997                        7.39                 8.12

               1Q98                        1.06                 1.23

               2Q98                        1.24                 1.40

               3Q98                        2.78                 2.96

               4Q98                        0.59                 0.76

               1998                        5.78                 6.49

               1Q99                        0.62                 0.79

               2Q99                       (1.76)               (1.60)

               3Q99                        0.39                 0.55

               1999(1)                    (0.77)               (0.28)

--------
(1)Information is presented for the first 9 months of the calendar year.

Tax-Sensitive Equity Fund

               Quarter/Year              Net                Gross
               -----------------------------------------------------------------

               1Q96                        6.60%                6.60%

               2Q96                        3.42                 3.42

               3Q96                        7.91                 7.91

               4Q96                        9.78                 9.78

               1996                       30.61                30.61

               1Q97                        2.88                 2.88

               2Q97                       17.34                17.34

               3Q97                       14.08                14.21

               4Q97                        0.11                 0.23

               1997                       37.87                38.20

               1Q98                       15.56                15.69

               2Q98                       (1.72)               (1.60)

               3Q98                      (18.32)              (18.22)

               4Q98                       24.36                24.50

               1998                       15.36                15.91

               1Q99                       (7.10)               (6.98)

               2Q99                        9.73                 9.86

               3Q99                       (9.71)               (9.60)

               1999(1)                    (7.96)               (7.62)

-------
(1)Information is presented for the first 9 months of the calendar year.

Small Cap Tax-Sensitive Equity Fund

               Quarter/Year              Net                Gross
               -----------------------------------------------------------------

               1Q96                        7.55%                7.55%

               2Q96                       12.27                12.27

               3Q96                       -2.32                -2.32

               4Q96                        2.78                 2.78

               1996                       21.23                21.23

               1Q97                      (10.45)              (10.45)

               2Q97                       24.41                24.41

               3Q97                       20.96                20.96

               4Q97                       (8.27)               (8.10)

               1997                       23.61                23.98

               1Q98                       12.30                12.49

               2Q98                       (2.69)               (2.52)

               3Q98                      (20.36)              (20.20)

               4Q98                       27.14                27.35

               1998                       10.65                11.45

               1Q99                       12.63                12.84

               2Q99                       10.76                10.95

               3Q99                       (1.00)               (0.82)

               1999(1)                    23.50                24.17

--------
(1)Information is presented for the first 9 months of the calendar year.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. Each fund's advisory fee was not imposed, in whole or in part, and the adviser limited other expenses of certain funds in varying amounts during various periods since each fund's inception. In the absence of such arrangements, the performance of each fund would have been lower.

      Each fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the tax exempt funds may each compare their respective performance to various indices (or particular components thereof), which are generally considered to be representative of the performance of all municipal securities such as the Lehman Muni 3-5-7-10 Index and the Lehman Intermediate Muni Index.

The tax-sensitive funds may each compare their respective performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. In addition, the Small Cap Fund may compare its performance to the Russell 2000 Growth Index. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the United States markets and the Russell 2000 Growth Index is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT

Trustees and Officers

        The Board of Trustees has established the investment objective and policies which govern each fund's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. All executive officers of the Trust are affiliates of Standish, Ayer & Wood, Inc., the fund's investment adviser.

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
---------------------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35              Trustee and Vice President               Managing Director,
c/o Standish, Ayer & Wood, Inc.                                            Standish, Ayer & Wood, Inc.;
One Financial Center                                                          Chairman and Director,
Boston, MA 02111                                                              Standish International
                                                                              Management Company, LLC

Samuel C. Fleming, 9/30/40                      Trustee                        Chairman of the Board
c/o Decision Resources, Inc.                                               and Chief Executive Officer,
1100 Winter Street                                                           Decision Resources, Inc.
Waltham, MA 02154                                                          Trustee, Cornell University;
                                                                             Director, CareGroup Inc.

Benjamin M. Friedman, 8/5/44                    Trustee                        William Joseph Maier
c/o Harvard University                                                    Professor of Political Economy,
Cambridge, MA 02138                                                             Harvard University

John H. Hewitt, 4/11/35                         Trustee                  Trustee, The Peabody Foundation;
P.O. Box 2333                                                              Trustee, Mertens House, Inc.
New London, NH 03257

*Edward H. Ladd, 1/3/38                Trustee and Vice President            Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                         Managing Director, Standish, Ayer &
One Financial Center                                                           Wood, Inc.; Director,
Boston, MA 02111                                                              Standish International
                                                                              Management Company, LLC

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Caleb Loring III, 11/14/43                      Trustee                  Trustee, Essex Street Associates
c/o Essex Street Associates                                              (family investment trust office);
400 Essex Street                                                        Director, Holyoke Mutual Insurance
Beverly,  MA 01915                                                                   Company;
                                                                       Director, Carter Family Corporation;
                                                                     Board Member, Gordon-Conwell Theological
                                                                     Seminary; Chairman of the Advisory Board,
                                                                       Salvation Army; Chairman, Vision New
                                                                                      England

*Richard S. Wood, 5/21/54                Trustee and President                  Managing Director,
c/o Standish, Ayer & Wood, Inc.                                            Standish, Ayer & Wood, Inc.;
One Financial Center                                                  Executive Vice President and Director,
Boston, MA 02111                                                         Standish International Management
                                                                                   Company, LLC

James E. Hollis III, 11/21/48           Executive Vice President       Director, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56             Vice President and Secretary         Assistant Vice President and
c/o Standish, Ayer & Wood, Inc.                                         Senior Fund Administration Manager
One Financial Center                                                        Standish, Ayer & Wood, Inc.
Boston, MA 02111

Paul G. Martins, 3/10/56              Vice President and Treasurer  Vice President of Finance, Standish, Ayer &
c/o Standish, Ayer & Wood, Inc.                                     Wood, Inc. since October 1996; formerly Senior
One Financial Center                                                Vice President, Treasurer and Chief Financial
Boston, MA 02111                                                      Officer of Liberty Financial Bank Group

Beverly E. Banfield, 7/6/56                  Vice President         Associate Director and Compliance Officer,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Denise B. Kneeland, 8/19/51                  Vice President                 Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                              Mutual Funds Operations,
One Financial Center                                                        Standish, Ayer & Wood, Inc.
Boston, MA  02111

Rosalind J. Lillo, 2/6/38                    Vice President                Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center                                                       since October 1995; formerly
Boston, MA  02111                                                            Compliance Administrator,
                                                                           New England Securities Corp.

                                             Position Held                     Principal Occupation
Name, Address and Date of Birth                with Trust                       During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Tami M. Pester, 10/29/67                     Vice President             Assistant Vice President, Assistant
c/o Standish, Ayer & Wood, Inc.                                     Compliance Manager and Compliance Officer,
One Financial Center                                                  Standish, Ayer & Wood, Inc. since 1998;
Boston, MA  02111                                                     Compliance Officer, State Street Global
                                                                                     Advisors.

Deborah Rafferty-Maple, 1/4/69               Vice President         Assistant Vice President, Financial Planner
c/o Standish, Ayer & Wood, Inc.                                         and Registered Investment Networks
One Financial Center                                                             Marketing Manager
Boston, MA  02111                                                           Standish, Ayer & Wood, Inc.

Lisa Kane                                    Vice President               Client Service Representative,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Steven M. Anderson                           Vice President                  Mutual Funds Controller,
c/o Standish, Ayer & Wood, Inc.                                             Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

----------------
* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

      The funds pay no compensation to the Trust's Trustees affiliated with the adviser or to the Trust's officers. None of the Trust's Trustees or officers has engaged in any financial transactions (other than the purchase or redemption of a fund's shares) with the Trust or the adviser during the funds' fiscal years ended September 30, 1999 except that certain Trustees and officers who are directors and shareholders of the adviser may, from time to time, purchase additional shares of common stock of the adviser.

      The following table sets forth all compensation paid to the Trust's Trustees as of the funds' fiscal years ended September 30, 1999:

                                                                          Pension or
                            Aggregate Compensation from the Funds         Retirement       Total
                            -------------------------------------          Benefits    Compensation
                                                                          Accrued as    from Funds
                                 Small     Intermediate   Massachusetts    Part of          and
                       Equity     Cap       Tax Exempt     Tax Exempt       Fund's    Other Funds in
   Name of Trustee      Fund      Fund         Fund           Fund         Expenses      Complex*
-----------------------------------------------------------------------------------------------------
D. Barr Clayson          $0         $0          $0             $0            $0             $0
Samuel C. Fleming      1,079      2,457        1,675          1,619           0           57,000
Benjamin M. Friedman   1,079      2,457        1,675          1,619           0           57,000
John H. Hewitt         1,109      2,538        1,738          1,662           0           62,000
Edward H. Ladd           0          0            0              0             0              0
Caleb Loring, III      1,079      2,457        1,675          1,619           0           57,000
Richard S. Wood          0          0            0              0             0              0

-------------
* As of the date of this Statement of Additional Information, there were 24 mutual funds in the fund complex.

Certain Shareholders

      At November 15, 1999 the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:
[SAW: Please update for each Fund]

Intermediate Tax Exempt Fund

                                                          Percentage of
       Name and Address                                   Outstanding Shares
       ---------------------------------------------------------------------

        Bingham Dana & Gould                                     15%
        Trust Department
        150 Federal Street
        Boston, MA  02110

        Root Capital Partners, L.P., Ltd.                        9%
        P.O. Box 2860
        Daytona Beach, FL  32120

        Charles Schwab & Co., Inc.                               9%
        Special Custody Acct. For
        Exclusive Benefit of Customers
        101 Montgomery Street
        San Francisco, CA  94104

Massachusetts Tax Exempt Fund:

                                                          Percentage of
       Name and Address                                   Outstanding Shares
       ---------------------------------------------------------------------

       Bingham Dana & Gould                                      24%
       Trust Department
       150 Federal Street
       Boston, MA 02110

       Hyde Investment Corp.                                     8%
       Bob & Co.
       c/o BankBoston
       PO Box 1809
       Boston, MA  02105

Tax-Sensitive Equity Fund:

                                                          Percentage of
        Name and Address                                  Outstanding Shares
       ---------------------------------------------------------------------

        Charles Schwab & Co., Inc                                15%
        Special Custody Acct. For
        Exclusive Benefit of Customers
        101 Montgomery Street
        San Francisco, CA 94104

Small Cap Tax-Sensitive Fund

                                                          Percentage of
        Name and Address                                  Outstanding Shares
       ---------------------------------------------------------------------

        Charles Schwab & Co., Inc.                               17%
        Special Custody Acct. For
        Exclusive Benefit of Customers
        101 Montgomery Street
        San Francisco, CA 94104

        Bingham Dana & Gould                                     13%
        Trust Department
        150 Federal Street
        Boston, MA  02110

Investment Adviser

      Standish, Ayer & Wood, Inc. serves as investment adviser to each fund pursuant to separate written investment advisory agreements with the Trust. The adviser is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

      The following, constituting all of the Directors and all of the shareholders of the adviser, are the adviser's controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, Lavinia B. Chase, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Catherine A. Powers, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood.

      Certain services provided by the adviser under the investment advisory agreements are described in the Prospectus. In addition to those services, the adviser provides each fund with office space for managing its affairs, with the services of required executive personnel, and with certain clerical services and facilities. These services are provided by the adviser without reimbursement by the funds for any costs incurred. Under each investment advisory agreement, the adviser is paid a fee based upon a percentage of each fund's average daily net asset value computed set forth below. This fee is paid monthly.

                                  Contractual Advisory
Fund                                 Fee Annual Rate
----                                 ---------------

Tax-Sensitive Equity                      0.50%

Small Cap Tax-Sensitive                   0.80%*

Intermediate Tax Exempt                   0.40%

Massachusetts Tax Exempt                  0.40%

----------------

*Prior to January 28, 2000, the Small Cap Tax Sensitive Equity Fund paid the advisor a fee equal on an annual basis to 0.60% of the fund's average daily net assets.

      During the last three fiscal years ended September 30, the funds paid advisory fees in the following amounts:

Fund                                  1997             1998             1999
----                                  ----             ----             ----

Tax-Sensitive Equity                   $0(1)            $0(2)         $59,596(3)

Small Cap Tax-Sensitive                $0(1)         $182,060(2)     $659,419(3)

Intermediate Tax Exempt             $132,842(1)      $236,745(2)     $332,383

Massachusetts Tax Exempt            $104,855(1)      $128,194(2)     $232,763

------------------

(1) For the fiscal year ended September 30, 1997, the adviser voluntarily agreed not to impose any of its fees for the Equity and Small Cap Funds which otherwise would have been $32,635 and $100,630, respectively, and voluntarily agreed not to impose a portion of its fees for the Intermediate Tax Exempt and Massachusetts Tax Exempt Funds in the amount of $40,552 and $33,848, respectively.

(2) For the fiscal year ended September 30, 1998, the adviser voluntarily agreed not to impose any of its fees for the Equity Fund which otherwise would have been $128,459, and voluntarily agreed not to impose a portion of its fees for the Small Cap, Intermediate Tax Exempt and Massachusetts Tax Exempt Funds in the amount of $109,263, $27,935, and $51,114, respectively.

(3) For the fiscal year ended September 30, 1999, the adviser voluntarily agreed not to impose a portion of its fees for the Equity and Small Cap Funds in the amounts of $191,380 and $13,604, respectively.

      The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of the Equity Fund, the Small Cap Fund, the Intermediate Tax Exempt Fund and the Massachusetts Tax Exempt Fund to 0.50%, 1.00%, 0.65% and 0.65%, respectively, of the applicable fund's average daily net assets. Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

      Pursuant to the investment advisory agreements, each fund bears the expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreements. Among other expenses, each fund will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

      The initial term of the Small Cap Tax Sensitive Equity Fund's investment advisory agreements ends on January 28, 2002. Each other fund's investment advisory agreement is outside of its initial term. Unless terminated as provided below, each fund's investment advisory agreement continues in full force and effect for successive periods of one year after its initial term, but only as long as each such continuance is approved annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund, and, in either event (ii) by vote of a majority of the Trustees of the Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable fund or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their "assignment," as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the funds, the adviser, Standish Fund Distributors and the Trust have adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the funds and their shareholders come before those of the adviser, its affiliates and their employees.

Distributor of the Trust

      Standish Fund Distributors, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and holds itself available to receive purchase orders for the funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                        PURCHASE AND REDEMPTION OF SHARES

      Detailed information on purchase and redemption of shares is included in the prospectus.

      In addition to Standish Fund Distributors and other agents of the Trust, each fund has authorized one or more brokers and dealers to accept on its behalf orders for the purchase and redemption of fund shares. Under certain conditions, such authorized brokers and dealers may designate other intermediaries to accept orders for the purchase and redemption of fund shares. In accordance with a position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders are considered to have been received by a fund when accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee. Also in accordance with the position taken by the staff of the Securities and Exchange Commission, such purchase and redemption orders will receive the appropriate fund's net asset value per share next computed after the purchase or redemption order is accepted by the authorized broker or dealer or, if applicable, the authorized broker's or dealer's designee.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits the fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each fund's portfolio transactions and will do so in a manner deemed fair and reasonable to the funds and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the respective fund. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, a fund may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the funds effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the funds. The investment advisory fees paid by the funds under the advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the funds. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment. To the extent permitted by law, securities to be sold or purchased for a fund may be aggregated with those to be sold or purchased for other investment clients of the adviser and the adviser's personnel in order to obtain best execution.

                                  Aggregate Brokerage Commissions
                                   Paid by the Fund on Portfolio
                            Transactions for the Years ended September 30,
                            ----------------------------------------------

          Fund                    1997           1998            1999
          ----                    ----           ----            ----

Tax-Sensitive Equity            $10,193        $50,450          $56,729
Fund

Small Cap Tax-                  $32,992        $82,362         $224,818
Sensitive Fund

MA Tax Exempt Fund                    0          $291            $398

      At September 30, 1999, no fund held any securities of their regular brokers or dealers. The tax exempt funds generally execute portfolio transactions on a "net" basis without the payment of brokerage commissions but which include a mark-up or "spread" by the securities broker-dealer.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each business day on which the New York Stock Exchange is open. Currently the New York Stock Exchange is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value of a fund's shares is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York time) and is computed by dividing the value of all securities and other assets of the fund less all liabilities by the number of shares outstanding, and adjusting to the nearest cent per share. Expenses and fees, including the investment advisory fee, are accrued daily and taken into account for the purpose of determining net asset value.

      Equity and other taxable securities are valued at the last sales prices, on the exchange or national securities market on which they are primarily traded. Equity and other taxable securities not listed on an exchange or national securities market, or securities for which there are no reported transactions, are valued at the last quoted bid prices. Municipal securities are valued by the adviser or by an independent pricing service approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The tax exempt funds believe that reliable market quotations for municipal securities are generally not readily available for purposes of valuing their portfolio securities. As a result, it is likely that most valuations of municipal securities made by the adviser or provided by such pricing service will be based upon fair value determined on the basis of the factors listed above (which may also include use of yield equivalents or matrix pricing). Securities for which quotations are not readily available and all other assets will be valued at fair value as determined in good faith by the adviser in accordance with procedures approved by the Trustees. Money market instruments with less than sixty days remaining to maturity when acquired by a fund are valued on an amortized cost basis unless the

Trustees determine that amortized cost does not represent fair value. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon its value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a tax-sensitive fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the New York Stock Exchange and will therefore not be reflected in the computation of the tax-sensitive funds' net asset values. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust.

                     FEDERAL AND MASSACHUSETTS INCOME TAXES

Federal Income Taxation

      Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund presently qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, a fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss), net tax-exempt interest (if any) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

      Each fund will be subject to a 4% non-deductible federal excise tax on certain taxable amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The funds intend under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds during October, November or December of the year but paid during the following January. Such distributions will be treated by shareholders as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

      The funds will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, each fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the funds and, as noted above, would not be distributed as such to shareholders. As of the end of its most recent taxable year, the Equity Fund has $1,162, $95,353 and $1,003,879 of capital loss carryforwards which expire on September 30, 2004, 2005 and 2007, respectively, available to offset future net capital gains and the Massachusetts Tax Exempt Fund has $104,125 of capital loss carryforwards which expire on September 30, 2003 available to offset future net capital gains.

      Limitations imposed by the Code on regulated investment companies like the funds may restrict a fund's ability to enter into futures, options and currency forward transactions.

      Certain options, futures and forward foreign currency transactions (tax-sensitive funds only) undertaken by a fund may cause the fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain currency forwards, options and futures (tax-sensitive funds only), as ordinary income or loss) and timing of some capital gains and losses realized by a fund. Additionally, a fund may be required to recognize gain if an option, future, forward contract, short sale, swap or other Strategic Transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses of a fund on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the fund's taxable income or gain. Certain of the applicable tax rules may be modified if a fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. The funds will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      The federal income tax rules applicable to dollar rolls, certain structured or hybrid securities, interest rate swaps or currency swaps (tax-sensitive funds only), and interest rate caps, floors and collars are unclear in certain respects, and the funds will account for these instruments in a manner that is intended to allow them to continue to qualify as regulated investment companies.

      If either tax-sensitive fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the fund is timely distributed to its shareholders. The tax-sensitive funds would not be able to pass through to their shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the electing fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The tax-sensitive funds may limit and/or manage their stock holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.

      Foreign exchange gains and losses realized by the tax-sensitive funds in connection with certain transactions involving foreign currency-denominated debt securities, if any, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for each taxable year.

      The tax-sensitive funds may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors would be entitled to claim U.S.

foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the Equity Fund's or Small Cap Fund's respective total assets at the close of any taxable year were to consist of stock or securities of foreign corporations and the applicable fund were to file an election with the Internal Revenue Service. Because the tax-sensitive funds generally do not expect to meet this 50% requirement, investors generally will not directly take into account the foreign taxes, if any, paid by the tax-sensitive funds, and will generally not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the tax-sensitive funds would otherwise have available to distribute.

      Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income), capital gain (if they are from the fund's net capital gain and are designated as "capital gain dividends"), or tax-exempt interest (if they are from a tax-exempt fund's net tax-exempt interest and are designated as "exempt-interest dividends"), whether taken in shares or in cash. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce current E&P for this purpose. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received. As a result of the enactment of the Taxpayer Relief Act of 1997 (the "1997 TRA") on August 5, 1997, gain from the sale of a capital asset is taxable to individual (noncorporate) investors at different maximum federal income tax rates, depending generally upon the tax holding period for the asset, the federal income tax bracket of the taxpayer, and the dates the asset was acquired and/or sold. Each fund intends to pass through to its shareholders the benefits of the capital gains tax rates enacted in the 1997 TRA. Each fund will provide appropriate information to its shareholders about the tax rate(s) applicable to its distributions from its long-term capital gains. Shareholders should consult their own tax advisers on the correct application of these new rules in their particular circumstances.

      For purposes of the dividends received deduction available to corporations, dividends, if any, received by the tax-sensitive funds from U.S. domestic corporations in respect of the stock of such corporations held by the tax-sensitive funds, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend, and distributed and designated by the tax-sensitive funds may be treated as qualifying dividends. Distributions by the tax exempt funds will not qualify for the dividends received deduction. Corporate shareholders must meet the minimum holding period requirement referred to above with respect to their shares of the tax-sensitive funds in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income would be required.

      Taxable distributions by the tax exempt funds include distributions attributable to income or gains from the tax exempt funds' taxable investments or transactions, including (i) gains from the sale of portfolio securities or the right to when-issued securities prior to issuance or from options or futures transactions and (ii) income attributable to repurchase agreements, securities lending, recognized market discount, interest rate swaps, caps, floors or collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons.

      Distributions by a tax exempt fund of tax-exempt interest ("exempt-interest dividends") timely designated as such by the fund will be treated as tax-exempt interest under the Code, provided that the fund qualifies as a regulated investment company and at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Shareholders are required to report their receipt of tax-exempt interest, including such distributions, on their federal income tax returns. The portion of a tax exempt fund's distributions designated as exempt-interest dividends may differ from the actual percentage that its tax-exempt income comprises of its total income during the period of any particular shareholder's investment. The tax exempt funds will report to shareholders the amount designated as exempt-interest dividends for each year.

      Interest income from certain types of tax-exempt obligations that are private activity bonds in which the tax exempt funds may invest is treated as an item of tax preference for purposes of the federal alternative minimum tax. To the extent that a tax exempt fund invests in these types of tax-exempt obligations, shareholders will be required to treat as an item of tax preference for federal alternative minimum tax purposes (both individual and corporate) that part of the fund's exempt-interest dividends which is derived from interest on these tax-exempt obligations. All exempt-interest dividends, whether or not attributable to private activity bonds, may also increase the alternative minimum tax liability, if any, of corporate shareholders of the tax exempt funds.

      Shareholders receiving social security benefits and certain railroad retirement benefits may be subject to federal income tax on a portion of such benefits as a result of receiving investment income, including tax-exempt income (such as exempt-interest dividends) and other dividends paid by the tax exempt funds. Shares of the tax exempt funds may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development or private activity bonds, or persons related to "substantial users." Consult your tax adviser if you think this may apply to you.

      If a tax exempt fund invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount, the fund must accrue income on such investments prior to the receipt of the corresponding cash payments. However, the fund must distribute, at least annually, all or substantially all of its net taxable and tax-exempt income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a tax exempt fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements. The tax-sensitive funds would be subject to the same tax rules but do not expect to acquire such investments.

      The tax exempt funds purchase tax-exempt obligations which are generally accompanied by an opinion of bond counsel to the effect that interest on such securities is not included in gross income for federal income tax purposes and, with respect to the obligations of Massachusetts issuers acquired by the Massachusetts Tax Exempt Fund, Massachusetts state income taxes. It is not economically feasible to, and the tax exempt funds therefore do not, make any independent inquiry into whether such securities are in fact tax-exempt. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980s not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the tax exempt fund's or Massachusetts Tax Exempt Fund's distributions attributable to interest the fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

      The tax exempt funds may purchase municipal obligations together with the right to resell the securities to the seller at an agreed upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." The tax exempt funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the tax exempt funds may purchase beneficial interests in municipal obligations held by trusts, custodial arrangements or partnerships and/or combined with third-party puts or other types of features such as interest rate swaps; those investments may require the tax exempt funds to pay "tender fees" or other fees for the various features provided.

      The Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of a true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each tax exempt fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by the tax exempt funds, in relation to various regulated investment company tax provisions is unclear. However the adviser intends to manage each tax exempt fund's portfolio in a manner designed to minimize any adverse impact from the tax rules applicable to these investments.

      Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt fund will not be deductible for federal income tax purposes to the extent it is deemed related to exempt-interest dividends paid by the fund. Pursuant to published guidelines, the IRS may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the tax exempt funds even though the borrowed funds may not be directly traceable to the purchase of shares.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income (except in the case of the tax exempt funds) and/or realized or unrealized appreciation in a fund's portfolio. Consequently, subsequent distributions by the fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      The funds may consider the use of equalization accounting for any taxable year if it would further the goal of reducing taxable distributions to shareholders for such year. Under equalization accounting, a fund's earnings and profits are allocated in part to redemption proceeds paid by the fund; although a redeeming shareholder's tax treatment would not be affected by such an allocation, in certain circumstances the amounts of realized net income and/or net capital gains the fund is required to distribute may be reduced through the use of equalization accounting. Hence, if a fund determines that it will use equalization accounting for a particular year, the amount, timing and character of its distributions for that year may be affected. The funds would consider using equalization accounting for a particular year only if they determine that such use is consistent with their tax objectives and would produce a benefit for such year that outweighs any additional tax or accounting complexities or costs.

      Upon a redemption or other disposition of shares of the funds in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will, with respect to the tax exempt funds, be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, with respect to any fund, the allowable loss on such a redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion. Also, future Treasury Department regulations, announcements or other guidance issued to implement the 1997 TRA may contain rules for determining different tax rates applicable to sales of fund shares held for more than one year, more than 18 months, and (for certain sales after the year 2000 or the year 2005) more than five years. These regulations may also modify some of the provisions described above.

      A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, that a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax-exempt municipal obligations issued by or on behalf of the particular state in which the shareholder is subject to tax or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends (other than exempt-interest dividends), capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the funds in their particular circumstances.

      Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the funds is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the funds and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized form is on file, to 31% backup withholding on certain distributions from the funds. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

Massachusetts Income Taxation of Distributions from the Massachusetts Tax Exempt Fund

      To the extent that the Massachusetts Tax Exempt Fund's exempt-interest dividends are derived from interest on Massachusetts Municipal Securities and are properly designated as such, these distributions will also be exempt from Massachusetts personal income tax. For Massachusetts personal income tax purposes, dividends from the fund's taxable net investment income (if any), federally tax-exempt income from obligations not described in the preceding sentence, and net short-term capital gains, if any, will generally be taxable as ordinary income, whether received in cash or additional shares. However, any dividends that are properly designated as attributable to interest the fund receives on direct U.S. Government obligations will not be subject to Massachusetts personal income tax.

      For Massachusetts personal income tax purposes, long-term capital gains are generally taxed at a maximum rate of 5%, with the applicable tax rate decreasing in a prescribed manner as the tax holding period of the capital asset increases. The applicable statutory provision does not address the determination of the tax rates applicable to a mutual fund's capital gain distributions. The Massachusetts Department of Revenue (the "DOR") has proposed regulations pursuant to which capital gain distributions would be taxed at the maximum 5% rate unless a mutual fund reports to the DOR and the shareholder within a prescribed time period the portions of the distributions attributable to gains in each separate holding period category, in which case each such portion would be taxed at the rate applicable to the appropriate holding period category. The Massachusetts Tax Exempt Fund intends to provide information regarding its distributions in accordance with applicable laws.

      A portion of such a capital gain distribution will be exempt from Massachusetts personal income tax if it is properly designated as attributable to gains realized on the sale of certain tax-exempt bonds issued pursuant to Massachusetts statutes that specifically exempt such gains from Massachusetts taxation. These bonds are relatively few in number. Dividends from net investment income (including exempt-interest dividends) and from net long-term and short-term capital gains will be subject to, and shares of the fund will be included in the net worth of intangible property corporations for purposes of, the Massachusetts corporation excise tax if received by a corporation subject to such tax.

      Each fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that each fund qualifies as a regulated investment company, it will also not be required to pay any Massachusetts income tax.

                           THE FUNDS AND THEIR SHARES

      Each fund is an investment series of Standish, Ayer & Wood Investment Trust, an unincorporated business trust organized under the laws of The Commonwealth of Massachusetts pursuant to an

Agreement and Declaration of Trust dated August 13, 1986, as amended from time to time (the "Declaration"). Under the Declaration, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of the funds. Each share of a fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the fund. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. As of the date of this Statement of Additional Information, the Trustees do not have any plan to establish multiple classes of shares for the funds.

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Pursuant to the Declaration of Trust and subject to shareholder approval (if then required), the Trustees may authorize each fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this Statement of Additional Information, the Board does not have any plan to authorize any fund to so invest its assets.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or her liability as a shareholder of the Trust is limited to circumstances in which both inadequate insurance existed and the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

                             ADDITIONAL INFORMATION

      The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's financial statements contained in the 1999 annual reports of the funds have been audited by PricewaterhouseCoopers, L.P., independent accountants. PricewaterhouseCoopers, L.P., independent accountants, will audit each fund's financial statements for the current fiscal year ending September 30, 2000.

                                   APPENDIX A

Special Considerations Relating to Massachusetts Municipal Securities.

      The Massachusetts Tax Exempt Fund is non-diversified and invests primarily in securities issued by The Commonwealth of Massachusetts (the "Commonwealth"), its political subdivisions, including cities and towns, and its public authorities. Therefore, the financial condition of the Commonwealth, its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the Massachusetts Tax Exempt Fund, or result in the default of existing obligations, including obligations which may be held by the fund. The following section provides only a brief summary of the complex factors affecting the financial condition of Massachusetts, and is based on information obtained from the Commonwealth, as publicly available on the date of this SAI. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of the Commonwealth, and that there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the Commonwealth.

      Economic Factors Summary. Annual budgeted revenues increased by approximately 7.1% in fiscal 1993. Annual budgeted revenues increased from fiscal 1993 to fiscal 1994 by approximately 5.7%, by approximately 5.4% in fiscal 1995, and by approximately 5.7% in fiscal 1996, by approximately 4.9% in fiscal 1997 and by approximately 8.9% in fiscal 1998. Annual budgeted expenditures increased by approximately 9.5% in fiscal 1993, increased by approximately 5.6% in fiscal 1994, increased by approximately 4.7% in fiscal 1995, increased by approximately 4.0% in fiscal 1996, increased by approximately 6.3% in fiscal 1997 and increased by approximately 5.8% in fiscal 1998. Fiscal 1993 ended with positive fund balances of $549.4 million, including $309.5 million in the Stabilization Fund. Fiscal 1994 ended with fund balances of $589.3 million, including $382.9 million in the Stabilization Fund. Fiscal 1995 ended with fund balances of $726 million, including $425.4 million in the Stabilization Fund. Fiscal 1996 ended with fund balances of approximately $1.152.5 million, including $543.3 million in the Stabilization Fund. Fiscal 1997 ended with fund balances of approximately $1.394 million, including $799.3 million in the Stabilization Fund. Fiscal 1998 ended with fund balances of approximately $2.192 million, including $1.159 million in the Stabilization Fund.

      1994 Fiscal Year. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period. Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

      1995 Fiscal Year. Fiscal 1995 tax revenue collections were approximately $11.163 billion, approximately $12 million above the Department of Revenue's revised fiscal year 1995 tax revenue estimate of $11.151 billion, approximately $556 million, or 5.2%, above fiscal 1994 tax revenues of $10.607 billion. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.387 billion, approximately $837 million, or 5.4%, above fiscal 1994 budgeted revenues of $15.550 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.251 billion, approximately $728 million , or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. The Commonwealth ended fiscal 1995 with an operating gain of $137 million and an ending fund balance of $726 million.

      1996 Fiscal Year. Budgeted operating funds of the Commonwealth ended fiscal 1996 with a surplus of revenues and other sources over expenditures and other uses of $446.4 million, resulting in aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.172 billion. Budgeted revenues and other sources for fiscal 1996 totaled approximately $17.328 billion, including tax revenues of approximately $12.049 billion. Budgeted revenues and other sources increased by approximately 5.7% from fiscal 1995 to fiscal 1996, while tax revenues increased by approximately 7.9% for the same period. Income tax withholding payments increased by approximately 8.0% from fiscal 1995, and total income tax collections by approximately 12.3%. (The Department of Revenue believes that the strong tax revenue growth in fiscal 1996 was due partly to one-time factors that may not recur in fiscal 1997. These include the rise in the stock and bond markets in calendar 1995, which may have created unusually large capital gains and thus increases in personal income tax payments in fiscal 1996. These factors have been incorporated into the Department's forecast for fiscal 1997 tax revenues.) Budgeted expenditures and other uses in fiscal 1996 totaled approximately $16.881 billion, an increase of approximately $630.6 million, or 3.9%, over fiscal 1995.

      The fiscal 1996 year-end transfer to the Stabilization Fund amounted to approximately $177.4 million, bringing the Stabilization Fund balance to approximately $625.0 million, which exceeded the amount that can remain in the Stabilization Fund by law, $543.3 million. Under state finance law, year-end surplus amounts (as defined in the law) in excess of the amount that can remain in the Stabilization Fund are transferred to the Tax Reduction Fund, to be applied, subject to legislative appropriation, to the reduction of personal income taxes. The balance in the Tax Reduction Fund, as reflected in the 1996 Comptroller's Audited Financial Report, is approximately $231.7 million. Legislation approved by the Governor on July 30, 1996 appropriated $150 million from the Tax Reduction Fund for personal income tax reductions in fiscal 1997, to be implemented by a temporary increase in the amount of the personal exemption allowable for the 1996 taxable year. On January 23, 1997, the Governor filed legislation to appropriate the remaining balance of approximately $85 million (including interest earnings) in the Tax Reduction Fund for an additional temporary personal exemption increase during the 1997 taxable year.

      1997 Fiscal Year. On October 31, 1997, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 1997. The report indicates that fiscal 1997 tax collections totaled approximately $12.864 billion, an increase of approximately $815 million, or 6.8%, over fiscal 1996 and approximately $357 million higher than the most recent official estimates released by the Secretary of Administration and Finance on May 20, 1997. Total fiscal 1997 budgeted revenues amounted to approximately $18.170 billion. Total fiscal 1997 budgeted expenditures were approximately $17.949 billion.

      On August 29, 1997, Governor Cellucci signed the final fiscal 1997 supplemental appropriation bill. The legislation provided for approximately $195.0 million in additional fiscal 1997 appropriations, of which $63.7 million were carried forward into fiscal 1998, and continued $44.6 million in prior appropriations. The legislation also provided for several one-time transfers of funds to be charged to fiscal 1997. The legislation established a Capital Investment Trust Fund to be administered by the Secretary of Administration and Finance and provided for the transfer of $229.8 million to such fund to finance certain specified expenditures for equipment purchases, deferred maintenance and repairs, technology upgrades and capital purchases and improvements. The spending authorization will expire at the end of fiscal 1999, and any unexpended balances in the fund will be transferred at that time to the Commonwealth Stabilization Fund. The legislation directed the transfer of $100 million to the Stabilization Fund (in addition to the transfer required by the general provisions of the state finance law) and the transfer of $128 million to a Caseload Increase Mitigation Fund which had been established in the fiscal 1998 budget. Moneys in the Caseload Increase Mitigation Fund are available to fund expenditures under programs administered by the Department of Transitional Assistance in the event caseloads increase beyond the level contemplated by regular budgetary appropriations or the average level of the prior fiscal year, or to accommodate changes in federal funding of such programs. The amount transferred from fiscal 1997 revenues reflects the unanticipated federal revenue increase received by the Commonwealth attributable to federal welfare reform legislation. The legislation also provided for the transfer of $20.2 million to the Massachusetts Water Pollution Abatement Trust for state capitalization grants for the state revolving fund programs under the federal Clean Water Act and Safe Drinking Water Act.

      1998 Fiscal Year. On October 30, 1998, the Comptroller released the Commonwealth's statutory basis financial report for fiscal 1998. The report indicates that fiscal 1998 tax collections totaled approximately $14.026 billion, an increase of approximately $1.16 billion or 9% over fiscal 1997. Total fiscal 1998 budgeted revenues amounted to approximately $19.8 billion. The 1998 ending fiscal balance of $2.192 billion is composed of $286.3 million reserved for continuing appropriations debt service, $1.159 billion reserved in the Stablization Fund, $367.6 million reserved for tax reductions, and $378.5 billion as undesignated surplus available for appropriation in fiscal 1999. State finance law was amended during fiscal 1998 to increase the maximum balance that may accumulate in the Stablization Fund to an amount not to exceed 7.5% of budgeted revenues and other sources. State finance law then directs that any amount in excess of the cap be transferred to the Tax Reduction Fund. For fiscal 1998, this "ceiling" was $1.484 billion, so the actual balance in the Stablization Fund of $1.160 billion was under the cap.

      1999 Fiscal Year. The budget for fiscal 1999 was enacted by the Legislature on June 30, 1998 and approved by Governor Cellucci on June 30, 1998. The budget is based on total budgeted revenues of approximately $19.514 billion, or a decrease in budgeted revenues from fiscal 1998 of approximately 1.4%. Fiscal year 1999 is projected to end with a cash balance of $957.9 million.

      Cash Flow. Fiscal 1999 is projected to end with a cash balance of $957.9 million without regard to any fiscal 1998 activity that may occur after June 30, 1998. The cash flow statement notes that general obligation bonds were issued for capital projects in September, 1998 in the amount of $500 million. Approximately $250.0 million of these proceeds are for fiscal year 1998 expenditures. Anticipated to be issued for the remainder of the fiscal year are bonds for $250.0 million in December 1998, March 1999 and June 1999. Neither the issuance of transit notes nor commercial paper for operating purposes is forecast.

      Pursuant to legislation enacted in August 1995 and March 1997, the Massachusetts Turnpike Authority (MTA) and the Massachusetts Port Authority (MassPort) (MTA and MassPort collectively, the "authorities") are obligated to make payments to the Commonwealth of no less than $700.0 million and $200.0 million, respectively, for use in meeting transportation related obligations. The Commonwealth is expected to receive $597.0 million from the authorities in December 1998. In addition, the Executive Office for Administration and Finance anticipates the need for the Commonwealth to issue bond anticipation notes
(BANs) during fiscal year 1999 in anticipation of payments from the MTA and MassPort totaling approximately $306.0 million. The terms of contractual agreements between the Commonwealth and the authorities regarding the timing of these future payments have been agreed upon and are contained in the memorandum of understanding. If such payments are not ultimately received in amounts sufficient to pay these BANs, the Commonwealth has authority to issue bonds for that purpose. Additionally, legislation enacted in May 1997 authorizes the Commonwealth to issue grant anticipation notes (GANs) to finance a portion of the cash requirements of the Central Artery/Tunnell project, consistent with the current "Central Artery/Tunnell Finance Plan" prepared by the Massachusetts Highway Department and the joint feasibility study released December 5, 1996. The current project financing plan anticipates the issuance of approximately $315.0 million of GANs during fiscal year 1999 in anticipation of future federal highway grants.

      Revenues. In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1998, approximately 71% of the Commonwealth's annual revenues were derived from state taxes. In addition, the federal government provided approximately 17% of annual revenues, with the remaining 12% coming from departmental revenues and transfers from non-budgeted funds.

      The major components of state taxes are the income tax, which accounts for 59% of total projected tax revenues in fiscal 1998, the sales and use tax, which accounted for 21%, and the business corporation tax, which accounted for approximately 7%. Other tax and excise sources account for the remaining 13% of total fiscal 1996 tax revenues.

      Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95% is applied to income from employment, professions, trades, businesses, partnerships, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; and a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt), dividends; and a rate ranging from 12% on capital gains from the sale of assets held for one year and less to 0% on capital gains from the sale of certain assets held more than six years. State income tax revenues increased 8.3% from fiscal 1997 to fiscal 1998.

      Limitations on Tax Revenues. In Massachusetts efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

      Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. Unlike Chapter 29, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

      The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to one-third of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government, during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenue to fund an increase in local aid and excludes from its definition of state tax revenues (i) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

      Commonwealth Programs and Services. Fiscal 1994 budgeted expenditures were $15.533 billion, an increase of 5.7% from fiscal 1993. Fiscal 1995 budgeted expenditures were $16.259 billion, an increase of 4.7% from fiscal 1994. Fiscal 1996 budgeted expenditures were $16.896 billion, an increase of 4.0% from fiscal 1995. Fiscal 1997 budgeted expenditures were $17.949 billion, an increase of 6% from fiscal 1996. Fiscal 1998 budgeted expenditures were $19.002 billion, an increase of 6% over fiscal 1997 levels.

      Local Aid. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2, is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (1) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital project to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1996, the aggregate property tax levy grew from $3.347 billion to $5.924 billion, representing an increase of approximately 77%. By contrast according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 92%.

      Commonwealth Financial Support for Local Governments. During the 1980's, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 1997, approximately 20% of the Commonwealth's budget was allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance.

      Direct Local Aid increased to 2.547 billion in fiscal 1993, and to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were 2.976 billion, which was an increase of approximately 9.1% above the fiscal 1994 level. Fiscal 1996 expenditures for direct Local Aid were $3.246 billion, which was an increase of approximately 9.1% above the fiscal 1995 level. Fiscal 1997 expenditures for direct Local Aid were $3.558 billion, an increase of approximately 9.0% above fiscal 1996. Fiscal 1998 expenditures for direct Local Aid were $3.949 million, an increase of approximately 10% above fiscal 1997.

      Debt Service. The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt service expenditures since fiscal 1989. Debt service payments on general obligation bonds and notes in fiscal 1992 were $898.3 million, representing a 47% decrease from fiscal 1991, which resulted from a $261.0 million one-time reduction achieved through the issuance of refunding bonds in September and October 1991. Debt service expenditures for fiscal 1993, fiscal 1994, fiscal 1995, fiscal, fiscal 1997 and fiscal 1998 were $1.14 billion, $1.155 billion, $1.230 billion and $1.183 billion, $1.276 billion and $1.213 billion respectively. The amounts noted represent debt service payments on Commonwealth debt (including the Fiscal Recovery Bonds and the Special Obligation Bonds) but do not include debt service on notes issued to finance certain Medicaid related liabilities, which were paid in full from non-budgeted funds, other debt service contract assistance payments and grants to municipalities under the school building assistance program to defray a portion of the debt service costs on local school bonds.

      In January 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law, as amended, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or repealed by the Legislature or may be superseded in the General Appropriation Act for any year.

      At June 30, 1998, the aggregate outstanding debt for which the Commonwealth is obligated to provide contract assistance support totaled approximate$3.485 billion long-term and $400 million short-term. In addition, the Commonwealth guarantees the debt of certain local governments and public higher education building authorities. The guaranteed long-term debt outstanding at June 30, 1998 was approximately $234 million.

      At June 30, 1998, the Commonwealth had commitments of approximately $3.2 billion for various construction projects. The majority relate to construction funding for a major infrastructure project known as the Central Artery/Tunnel Project. The Central Artery/Tunnel Project continues to anticipate federal participation and payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority.

      Obligations of Puerto Rico. Massachusetts Municipal Securities also include obligations of the governments of Puerto Rico, the Virgin Islands and Guam to the extent that interest on these obligations is exempt from Massachusetts state personal income tax. The Massachusetts Tax Exempt Fund will not invest more than 10% of its net assets in the obligations of each of the Virgin Islands and Guam, but may invest without limitation in the obligations of Puerto Rico. Accordingly, the Massachusetts Tax Exempt Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico affecting the issuers of such obligations. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Although the economy of Puerto Rico expanded significantly from 1984 thorough 1989, the rate of this expansion slowed in 1990 and remains weak. Although the Puerto Rico unemployment rate has declined substantially since 1985, the seasonally adjusted rate of unemployment for February 1995 was approximately 12.3%.

      Ratings. Standard & Poor's currently rates the Commonwealth's general obligation debt and related guaranteed bonds as "AA-." Moody's currently rates the Commonwealth's general obligation debt as "Aaa." Fitch IBCA International currently rates the Commonwealth's general obligation debt as "AA-." No assurance can be given that the rating agencies will not further adjust their ratings or their outlooks. A ratings change would probably affect the value of the Commonwealth's general obligations as well as those of other entities which rely on the Commonwealth for partial or full funding.

                                                       [LOGO] STANDISH FUNDS (R)

                                   Standish Group of
Prospectus                         Equity Asset Funds

-----------------------------------------------------------------

January 28, 2000                   Standish Equity Asset Fund

                                   Standish Small Cap Growth Fund
                                   (Service Class Shares)

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents
--------------------------------------------------------------------------------

                            Risk/Return Summary................................3
                              Who may want to invest...........................3
                              Mutual fund risks................................3
                              Equity Asset Fund................................4
                              Small Cap Growth Fund............................6

                            The Funds' Investments and Related Risks...........8

                            The Investment Adviser............................10
                              About Standish(R) ..............................10
                              Fund managers...................................11
                              Advisory services and fees......................11
[GRAPHIC OMITTED]
                            Investment and Account Information................12
                              How to purchase shares..........................12
                              How to exchange shares..........................13
                              How to redeem shares............................13
                              Transaction and account policies................14
                              Valuation of shares.............................14
                              Dividends and distributions.....................14
                              Year 2000 issue.................................14

                            Fund Details......................................15
                              Taxes...........................................15
                              Master/feeder structure.........................15
                              The funds' service providers....................15

                            Financial Highlights..............................16

                            For More Information..............................18


Standish Group of Equity Asset Funds  2

Risk/Return Summary
--------------------------------------------------------------------------------

Standish, Ayer & Wood, Inc. manages Standish Equity Asset Fund and Standish Small Cap Growth Fund. These funds seek long-term growth of capital.

These funds are available only through account administrators that provide omnibus accounting services for groups of individuals who beneficially own fund shares. Omnibus accounts include pension and retirement plans as well as taxable and tax-deferred investing programs that provide personal or account maintenance services to groups of individuals.

Standish was founded in 1933 and currently manages more than $45 billion of assets for a broad range of clients in the U.S. and abroad.

--------------------------------------------------------------------------------

Who may want to invest

The funds may be appropriate for investors:

o Looking to invest over the long term and willing to ride out market swings.

o Who do not need stable income and are willing to tolerate more risk than fixed income investments.

o     Comfortable with the risks of the stock market.

Descriptions of funds begin on the next page and include more information about each fund's key investments and strategies, principal risk factors, past performance and expenses.

--------------------------------------------------------------------------------

Mutual fund risks

An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                         3  Standish Group of Equity Asset Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Asset Fund
--------------------------------------------------------------------------------

Investment objective

Long-term growth of capital.

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of assets in equity securities of U.S. companies that appear to be undervalued relative to current earnings growth. The fund may invest without limit in securities of foreign companies that are listed or traded in the U.S. but not more than 10% of assets in other foreign securities. The fund may also invest in equity index futures contracts based primarily upon the S&P 500 Index.

--------------------------------------------------------------------------------

How stocks are selected

The adviser employs a value based investment style in managing the fund's portfolio which means the adviser seeks to identify those companies with stocks trading at prices below what the adviser believes are their intrinsic values. The adviser measures value by looking at the stock's price/earnings ratio relative to its position in the market. The adviser uses the following stock selection process:

o The adviser uses a quantitative proprietary model to rank a universe of up to 1500 companies with the most liquid stocks according to these characteristics: price/earnings ratio; consistency of earnings growth; near term reported earnings momentum; and actual earnings relative to, and current trend in, earnings expectations.

o The adviser uses fundamental research and qualitative analysis to select among the stocks ranked as attractive by the model. The adviser looks for companies with strong competitive positions, high quality management and financial strength.

The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The adviser's stock selection process is designed to produce a diversified portfolio that, relative to the S&P 500 Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

--------------------------------------------------------------------------------

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o     The stock market goes down.

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

o Prices of foreign securities go down because of unfavorable government actions, political, economic or market instability or the absence of accurate information about foreign companies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

The fund may lose money or underperform when the market strongly favors growth or value stocks over those that combine both characteristics, or when medium and large capitalization company stocks fall out of favor with the market.


Standish Group of Equity Asset Funds  4

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund and an older feeder fund that invests in the same master portfolio for the full calendar periods indicated. See "Master/feeder structure" on page 17. The total return table shows how the fund's and the older feeder fund's average annual returns for different calendar periods compare to those of a widely recognized, unmanaged index of U.S. common stock prices. The performance of the older feeder fund has been reduced to reflect the deduction of the fund's 25 basis point account administration fee. The past performance of the fund and the older feeder fund does not necessarily indicate how the fund will perform in the future.

                                Equity Asset Fund

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31               Percent

                       1991                               33.02
                       1992                                9.25
                       1993                               20.52
                       1994                               -4.02
                       1995                               37.22
                       1996                               26.53
                       1997                               35.94*
                       1998                                7.09*
                       1999

* The bar chart shows the performance of the older feeder fund through October 7, 1997 and Equity Asset Fund from that date to December 31, 1999.

Quarterly returns
Highest xx.xx in xth quarter 199x
Lowest xx.xx in xrd quarter 199x

Average annual total returns for selected periods ended December 31, 1999

                                                            Life       Inception
                                1 Year       5 Year       of Funds        Date
--------------------------------------------------------------------------------
Equity Asset Fund*               xx.xx        xx.xx          xx            xx
S&P 500 Index                    xx.xx        xx.xx          xx            xx

* Includes performance of the older feeder fund for the period from January 3, 1991 (inception) to October 7, 1997, adjusted to reflect Equity Asset Fund's 0.25% account administration fee.

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Based on fiscal year                             Equity Asset
ended 9/30/99                                        Fund

Shareholder fees (fees paid
directly from your investment)                       None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

   Management fees                                   0.50%

   Distribution (12b-1) fees                         None

   Other expenses                                    0.19%

     Account administration fee                      0.25%

   Total annual fund operating
   expenses                                          0.94%

--------------------------------------------------------------------------------

(1) Because Standish has agreed to cap the fund's operating expenses, the fund's actual expenses were:

   Management fees                                   0.50%
   Other expenses                                    0.16%
     Account administration fee                      0.25%
   Total annual fund
   operating expenses                                0.91%

These caps may be changed or eliminated.

(2) The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 After      After       After        After
                                1 year     3 years     5 years     10 years

Equity Asset Fund                 $96       $300        $520        $1,155


                                         5  Standish Group of Equity Asset Funds

Risk/Return Summary
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Small Cap Growth Fund (Service Class)
                       (formerly Small Cap Equity Fund II)
--------------------------------------------------------------------------------

Investment objective

Long-term growth of capital.

--------------------------------------------------------------------------------

Key investments and strategies

The fund invests, under normal circumstances, at least 80% of assets in equity securities of small cap U.S. companies. The fund considers small cap companies to have total market capitalizations within the range of capitalizations of the companies included in the Russell 2000 Growth Index. The fund may also invest in equity index futures contracts based primarily on the Russell 2000 Index.

--------------------------------------------------------------------------------

How stocks are selected

The adviser employs a growth investment style in managing the fund's portfolio which means the adviser seeks to identify those small cap companies which are experiencing or will experience rapid earnings or revenue growth. The adviser selects these stocks by:

o Using fundamental research to identify and follow companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high quality management and high sustainable growth.

o Investing in a company when the adviser's research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising earnings estimates and favorable earnings surprises.

The adviser focuses on individual stock selection instead of trying to predict which industries or sectors will perform best. The fund's investment strategy may lead it to emphasize certain sectors, such as technology, health care, business services and communications.

--------------------------------------------------------------------------------

Principal risks of investing in the funds

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

o     The stock market goes down.

o     Small cap stocks are out of favor with the market.

o The markets strongly favor stocks with value characteristics over growth stocks.

o Negative market sentiment towards, or events affecting issuers in, the technology, health care, business services and communications sectors disproportionately hurt the fund's performance.

o An adverse event, such as an unfavorable earnings report, depresses the value of a particular company's stock.

o The adviser's judgment about the attractiveness, value or potential appreciation of a particular company's stock proves to be incorrect.

o During periods of extreme stock market volatility, the fund has difficulty closing out its position in equity index futures contracts or closing out the position at a price the fund believes reflects the value of the securities which make up the underlying index.

--------------------------------------------------------------------------------

Risks of small cap companies

There is a risk that the fund will lose money because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They may have shorter operating histories and more volatile businesses. The prices of small cap stocks, and in particular aggressive growth stocks, tend to be more volatile than the prices of other stocks. In addition, it may be harder to sell these stocks, which can reduce their selling prices.


Standish Group of Equity Asset Funds  6

--------------------------------------------------------------------------------

Total return performance

The bar chart and total return table indicate the risks of investing in the fund. The bar chart shows changes in the performance from year to year of the fund's Institutional Class shares for the full calendar periods indicated. The total return table shows how average annual returns of Institutional Class shares for different calendar periods compare to those of a widely recognized unmanaged index of stock prices. Past performance does not indicate how the fund will perform in the future.

                       Small Capitalization Equity Fund II
                             (Institutional Class)*

 [The following table was represented as a bar chart in the printed material.]

           Calendar Year Ended December 31             Percentage

                       1997                               30.82
                       1998                               14.30
                       1999

Quarterly returns
Highest xx.xx in xth quarter 199x
Lowest xx.xx% in xrd quarter 199x

*Institutional Class shares are not offered in this prospectus, but Service Class shares would have had substantially similar performance over all periods shown. Institutional Class shares and Service Class shares are invested in the same portfolio of securities and annual returns differ only to the extent that each class has different expenses.

Average annual total returns for selected periods ended December 31, 1999

                                                      Life of
                                                   Institutional      Inception
                                      1 Year           Class             Date
--------------------------------------------------------------------------------
Small Cap Growth Fund                  xx.xx           xx.xx           12/23/96
(Institutional Class)
Russell 2000 Growth Index              xx.xx           xx.xx              n/a

Fees and expenses of the fund

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. Expenses are based on estimates for the current fiscal year.

                                                     Small
                                                   Cap Growth
                                                      Fund
                                                 (Service Class)

Shareholder fees (fees paid
directly from your investment)                        None

Annual fund operating expenses(1,2)
(expenses that are deducted
from fund assets)

   Management fees                                    0.80%

   Distribution (12b-1) fees                          None

   Other expenses                                     0.58%

      Service fees                                    0.25%

   Total annual fund operating
   expenses                                           1.63%

--------------------------------------------------------------------------------

(1) Because Standish has agreed to cap the fund's operating expenses, the fund's estimated actual expenses would be:

   Management fees                                    0.80%
   Other expenses                                     0.20%
      Service fees                                    0.25%
   Total annual fund
   operating expenses                                 1.25%

These caps may be changed or eliminated.

(2) The table and example reflect the combined expenses of the fund and the master fund in which it invests all its assets.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that:

o     You invest $10,000 in the fund for the time periods indicated;

o     You redeem at the end of each period;

o     Your investment has a 5% return each year; and

o     The fund's operating expenses have not been capped and remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                  After       After       After        After
                                 1 year      3 years     5 years     10 years
Small Cap
Equity Fund II
(Service Class)                   $166        $514        $887         $1933


                                         7  Standish Group of Equity Asset Funds

The Funds' Investments and Related Risks
--------------------------------------------------------------------------------

The funds can invest in all types of equity securities.

Equity investments Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants, rights, equity index futures contracts, convertible securities, depository receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts and equity participations. Small Cap Growth Fund may invest up to 20% of assets in companies with capitalizations of more than $1.5 million.

Foreign securities Equity Asset Fund may invest without limit in foreign securities traded in a U.S. market, but only 10% of assets in foreign securities traded outside the U.S. Small Cap Growth Fund may invest up to 15% of assets in foreign securities, including those of emerging market issuers, regardless of where they are traded.

Foreign securities involve the risks of adverse foreign government actions, political and economic instability and the lack of adequate and accurate information. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries. In Europe, Economic and Monetary Union
(EMU) and the introduction of a single currency (euro) began in 1999. There are political and economic risks associated with EMU, which may increase the volatility of a fund's European investments and present valuation problems.

Defensive investing Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position it may be unable for a time to achieve its investment objective.

Derivative contracts Each fund may, but is not required to, use derivative contracts for any of the following purposes:

o To hedge against adverse changes--caused by changing interest rates, stock market prices or currency exchange rates--in the market value of securities held by or to be bought for a fund.

o     As a substitute for purchasing or selling securities.

o     To enhance a fund's potential gain in non-hedging situations.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings.

Counterparties to OTC derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


Standish Group of Equity Asset Funds  8

--------------------------------------------------------------------------------

Fixed income securities Equity Asset Fund may invest up to 20% of assets in high grade fixed income securities. The fund's fixed income securities may be of any maturity or duration. Small Cap Growth Fund may invest up to 20% of assets in high grade fixed income securities with remaining maturities of three years or less. Each fund may invest up to 5% of assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

The funds' fixed income securities may have all types of interest rate payment and reset terms. These securities may be issued by the U.S. government or any of its agencies, foreign governments or their subdivisions and U.S. and foreign companies.

Credit quality and risk Securities are investment grade or high grade if:

o They are rated, respectively, in one of the top four or top three long-term rating categories of a nationally recognized statistical rating organization.

o     They have received a comparable short-term or other rating.

o They are unrated securities that the adviser believes to be of comparable quality.

The value of a fund's fixed income securities may go down if:

o Interest rates rise, which will make the prices of fixed income securities go down.

o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

Impact of high portfolio turnover Each fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance.

Investment objective Each fund's investment objective may be changed by the fund's trustees without shareholder approval.


                                         9  Standish Group of Equity Asset Funds

The Investment Adviser
--------------------------------------------------------------------------------

Standish offers a broad array of investment services that include management of domestic and international equity and fixed income portfolios.

About Standish

Standish was established in 1933 and manages more than $45 billion in assets for institutional and individual investors in the U.S. and abroad. By choice, Standish has remained a privately held investment management firm over its more than 65 year history. Ownership is shared by a limited number of employees, who are the directors of the firm. Standish believes the firm's organizational structure has helped preserve an entrepreneurial orientation, which is responsible for its continued commitment to investment performance.

Standish believes that experience is a prerequisite for long-term investment success. But experience alone is insufficient in a world of complex new securities and rapidly changing technologies. To keep pace with today's investment markets, Standish has built a staff which balances enthusiasm and intellectual curiosity with professional and technical expertise. This combination of experience and enthusiasm, tradition and innovation has worked well and serves as a blueprint for future growth at Standish.

Standish relies on a combination of traditional fundamental research, which is the product of a seasoned staff of specialists, and innovative quantitative analysis, which uses sophisticated computer-based models to help identify potentially attractive securities in equity and fixed income markets. In each market, Standish seeks to discover opportunity by attention to detail and adherence to a strict set of disciplines. Standish uses fundamental research to uncover a security sufficiently complex as to have been misvalued by traditional analysis. Standish uses sophisticated quantitative techniques, which may help identify persistent market inefficiencies that can be exploited by its portfolio managers.

Standish strives to balance individual insight with the shared wisdom of the investment team. By combining technology and an experienced research staff, Standish has built a powerful internal network of overlapping resources.


Standish Group of Equity Asset Funds  10

--------------------------------------------------------------------------------

Fund managers

-------------------------------------------------------------------------------------------------
                                                     Positions during past
Fund                       Fund managers             five years
-------------------------------------------------------------------------------------------------
Equity Asset Fund          Ralph S. Tate             Since 1995, managing director of Standish;
                                                     previously vice president

                           David H. Cameron          Director of Standish
-------------------------------------------------------------------------------------------------
Small Cap Growth Fund      Nicholas S. Battelle      Vice president and director
                                                     of Standish

                           Andrew L. Beja            Associate director and senior analyst of
                                                     Standish since March 1996. Previously a vice
                                                     president and analyst at Advest, Inc.
-------------------------------------------------------------------------------------------------

Advisory services and fees

Standish provides each fund with portfolio management and investment research services, places orders to buy and sell each fund's portfolio securities and manages each fund's business affairs. For the year ended September 30, 1999, each fund paid an advisory fee for these services. The adviser agreed to limit each fund's total annual operating expenses (excluding brokerage commissions, taxes and extraordinary expenses) and the payment was less than the fund's contractual advisory fee. These agreements are temporary and may be terminated or changed at any time.

------------------------------------------------------------------------------------------------------------------------
                                                Annual Advisory Fee Rates
                                   (as a percentage of the fund's average net assets)

                                        Actual advisory fee paid   Contractual advisory fee   Current expense limitation
------------------------------------------------------------------------------------------------------------------------
Equity Asset Fund                                  0.50%                     0.50%                       0.96%
------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund (Service Class)               N/A                      0.60%*                      1.25%
------------------------------------------------------------------------------------------------------------------------

* Effective January 28, 2000, the annual advisory fee rate of the Small Cap Growth Fund was increased to 0.80% of average daily net assets.

                               Investment Adviser

                           Standish, Ayer & Wood, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2662


                                        11  Standish Group of Equity Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

How to purchase shares

Who may purchase fund shares Only account administrators for omnibus accounts may purchase the funds' shares. Individuals may not purchase shares directly from the funds.

o If you are an individual investing assets in a retirement plan sponsored by your employer, contact your employer to find out how to purchase fund shares.

o If you are an individual investing assets in a self-administered retirement plan, contact your account administrator to find out how to purchase fund shares.

Minimum initial investment for each fund is $100,000 per omnibus account. This minimum does not apply to investments by individual participants in an omnibus account. Also, this minimum does not apply to omnibus accounts that use Standish or one its affiliates as their investment adviser.

All orders to purchase shares received by the distributor or certain account administrators before the close of regular trading on the New York Stock Exchange will be executed at that day's share price if payment is received by the funds' custodian by a specified deadline on the next business day. Orders received after that time will be executed at the next business day's price. Financial intermediaries acting on a purchaser's behalf are responsible for transmitting orders to the distributor or its agent by the specified deadline. All orders must be in good form and accompanied by payment. Each fund reserves the right to reject purchase orders or to stop offering its shares without notice to shareholders.

--------------------------------------------------------------------------------

Account administrators should:

o Open an account with the funds by sending to the distributor a completed original account application.

o Transmit electronically or by telephone to the distributor the name of the fund, the dollar amount of shares to be purchased and the applicable account number.

o Wire the purchase price in immediately available funds not later than 3:00 p.m. eastern time on the next business day.

--------------------------------------------------------------------------------

                          The distributor's address is:
                        Standish Fund Distributors, L.P.
                                  P.O. Box 1407
                        Boston, Massachusetts 02205-1407
                               Tel: 1.800.221.4795
                                Fax: 617.350.0042
                              Email: funds@saw.com


Standish Group of Equity Asset Funds  12

--------------------------------------------------------------------------------
How to exchange shares

Account administrators may exchange shares of Equity Asset Fund for shares of any other Standish fund, if the registration of both accounts is identical. Account administrators may exchange Service Class shares of Small Cap Growth Fund for Service Class shares of any other Standish fund, if the registration of both accounts is identical. Individuals should contact their employers or account administrators to find out how to exchange fund shares. A fund may refuse any exchange order and may alter, limit or suspend its exchange privilege on 60 days' notice. Exchange requests will not be honored until the distributor receives payment for the exchanged shares (up to 3 business days). An exchange involves a taxable redemption of shares surrendered in the exchange.

--------------------------------------------------------------------------------
By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o Provide the name of the current fund, the fund to exchange into, the class of shares (if applicable) and dollar amount to be exchanged.

o     Provide both account numbers.

o     Signature guarantees may be required.

--------------------------------------------------------------------------------
By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Provide the name of current fund, fund to exchange into and dollar amount to be exchanged.

o     Provide both account numbers.

o The distributor may ask for identification and all telephone transactions may be recorded.

How to redeem shares

All orders to redeem shares received by the distributor or its agent before the close of regular trading on the New York Stock Exchange will be executed at that day's share price. Orders received after that time will be executed at the next business day's price. All redemption orders must be in good form. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Individuals should contact their employers or account administrators to find out how to redeem fund shares.

--------------------------------------------------------------------------------
By mail

Account administrators should:

o Send a letter of instruction to the distributor signed by each registered account owner.

o State the name of the fund, the class of shares (if applicable) and number of shares or dollar amount to be sold.

o     Provide the account number.

o     Signature guarantees may be required (see page 16).

--------------------------------------------------------------------------------
By telephone

Account administrators should:

o     If the account has telephone privileges, call the distributor.

o Proceeds will be mailed by check payable to the shareholder of record to the address, or wired to the bank as directed, on the account application.

o The distributor may ask for identification and all telephone transactions may be recorded.

--------------------------------------------------------------------------------
Good form

o Good form means that you have provided adequate instructions and there are no outstanding claims against your account or transaction limitations on your account. Also, a signature guarantee may be required with certain requests.


                                        13  Standish Group of Equity Asset Funds

Investment and Account Information
--------------------------------------------------------------------------------

Transaction and account policies

Accounts with low balances. If an omnibus account falls below $50,000 as a result of redemptions (and not because of performance), the distributor may notify the account administrator that omnibus account participants should increase the size of the account to $50,000 within 30 days. If the omnibus account does not increase to $50,000 the distributor may redeem the account at net asset value and remit the proceeds to the administrator.

In-kind purchases and redemptions. Securities held in an omnibus account may be used to purchase shares of a fund. The adviser will determine if the securities are consistent with the fund's objective and policies. If accepted, the securities will be valued the same way the fund values securities it already owns. A fund may make payment for redeemed shares wholly or in part by giving the investor portfolio securities. A redeeming shareholder will pay transaction costs to dispose of these securities.

Signature guarantees. A signature guarantee may be required for any written request to sell or exchange shares, or to change account information for telephone transactions.

The distributor will accept signature guarantees from:

o     members of the STAMP program or the Exchange's Medallion Signature Program

o     a broker or securities dealer

o     a federal savings, cooperative or other type of bank

o     a savings and loan or other thrift institution

o     a credit union

o     a securities exchange or clearing agency

A notary public cannot provide a signature guarantee.

Valuation of shares

Each fund offers its shares at the NAV per share of the fund or class, if more than one class is offered. Each fund calculates its NAV once daily as of the close of regular trading on the New York Stock Exchange (generally at 4:00 p.m., New York time) on each day the exchange is open. Small Cap Growth Fund calculates the NAV of each class separately. If the exchange closes early, the funds accelerate calculation of NAV and transaction deadlines to that time.

Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, each fund may value its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. Foreign markets may be open when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Dividends and distributions

Each fund intends to distribute all or substantially all of its net investment income and realized capital gains, if any, for each taxable year. The funds declare and pay dividends, if any, from net investment income semiannually and distributes capital gains annually. Most of a fund's distributions will be from capital gains. All dividends and capital gains are reinvested in shares of the fund that paid them unless the shareholder elects to receive them in cash.

Year 2000 issue

The funds' securities trades, pricing and accounting services and other operations could be adversely affected if the computer systems of the adviser, distributor, custodian and transfer agent were unable to recognize dates after 1999. The costs of addressing the Year 2000 issue may also adversely affect the issues of individual securities held by the funds. The adviser and other service providers have told the funds that they have taken action to prevent, and do not expect the funds to suffer from, material year 2000 problems.


Standish Group of Equity Asset Funds  14

Fund Details

Taxes

--------------------------------------------------------------------------------
                                               Federal Tax Status (for
            Transactions                       taxable investors only)
--------------------------------------------------------------------------------
Sales or exchanges of shares.           Usually capital gain or loss. Tax
                                        rate depends on how long shares are
                                        held.
--------------------------------------------------------------------------------
Distributions of long-term capital      Taxable as long-term capital gain.
gain.
--------------------------------------------------------------------------------
Distributions of short term capital     Taxable as ordinary income.
gain.
--------------------------------------------------------------------------------
Dividends from net investment income.   Taxable as ordinary income.
--------------------------------------------------------------------------------

Every January, the funds provide information to certain account administrators about the funds' dividends and distributions, which are taxable even if reinvested, and about the accounts' redemptions during the previous calendar year. Any account administrator who does not provide the funds with a correct taxpayer identification number and required certification may be subject to federal backup withholding tax.

Taxable investors should generally avoid investing in a fund shortly before an expected dividend or capital gain distribution. Otherwise, an investor may pay taxes on dividends or distributions that are economically equivalent to a partial return of the shareholder's investment.

Investors should consult their tax advisers about their own particular tax situations.

--------------------------------------------------------------------------------

Master/feeder structure

Each fund is a "feeder" fund that invests exclusively in a corresponding "master" portfolio with identical investment objectives. Except where indicated, this prospectus uses the term "fund" to mean feeder fund and its master portfolio taken together. The master portfolio may accept investments from multiple feeder funds, which bear the master portfolio's expenses in proportion to their assets.

The feeder fund and its master portfolio expect to maintain consistent investment objectives, but if they do not, the fund will withdraw from the master portfolio, receiving either cash or securities in exchange for its interest in the master portfolio. The fund's trustees would then consider whether the fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

The funds' service providers
--------------------------------------------------------------------------------

                              Principal Underwriter
                        Standish Fund Distributors, L.P.

                  Custodian, Transfer Agent and Fund Accountant
                         Investors Bank & Trust Company

                             Independent Accountants
                           PricewaterhouseCoopers LLP

                                  Legal Counsel
                                Hale and Dorr LLP


                                        15  Standish Group of Equity Asset Funds

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables for Equity Asset Fund and Small Cap Growth Fund are intended to help shareholders understand the funds' financial performance for the past five years, or less if a fund has a shorter operating history. Certain information reflects financial results for a single fund share. Total returns represent the rate that a shareholder would have earned on an investment in a fund (assuming reinvestment of all dividends and distributions). The information was audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with the funds' financial statements, are included in the funds' annual reports (available upon request).

Equity Asset Fund

                                                                                              For the period
                                                                 Fiscal year ended         October 8, 1997(1) to
For the fiscal year ended September 30:                          september 30, 1999         September 30, 1998
Net asset value--beginning of period                                                               $20.00
                                                                                                   ------
Income from investment operations
   Net investment income(*,3)                                                                        0.05
   Net realized and unrealized gain (loss)                                                          (2.42)
                                                                                                   ------
   Total from investment operations                                                                 (2.37)
Less distributions declared to shareholders
   From net investment income                                                                       (0.12)
                                                                                                   ------
   Total distributions declared to shareholders                                                     (0.12)
                                                                                                   ------
   Net asset value--end of period                                                                  $17.51
                                                                                                   ======
Total return                                                                                       (11.66%)

Ratios (to average daily net assets)/Supplemental data
   Net assets at end of period (000 omitted)                                                       $8,799
   Expenses(2)                                                                                       0.83%(4)
   Net investment income(2)                                                                          0.46%(4)

   -------------------------------
   *The adviser voluntarily limited the fund's expenses. Had this action not been taken, the net investment income per share and the ratios would have been:

   Net investment income (loss) per share                                                          ($0.14)
   Ratios (to average net assets)
   Expenses(3)                                                                                       2.49%(4)
   Net investment income (loss)(3)                                                                  (1.20%)(4)

(1) Commencement of operations.
(2) Calculated based on average shares outstanding.
(3) Includes the fund's share of Standish Equity Portfolio's allocated expenses for the period from October 8, 1997 to September 30, 1998.
(4) Computed on an annualized basis.


Standish Group of Equity Asset Funds  16

Financial Highlights
--------------------------------------------------------------------------------

Small Capitalization Growth Fund



                                        17  Standish Group of Equity Asset Funds

Standish, Ayer & Wood, Inc. is an independent investment counseling firm that has been managing assets for institutional investors and high net worth individuals, as well as mutual funds, for more than 65 years. Standish offers a broad array of investment services that includes management of domestic and international equity and fixed income portfolios.

For More Information
--------------------------------------------------------------------------------

For investors who want more information about the Standish group of equity asset funds, the following documents are available free upon request.

Annual/Semiannual Reports

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. Each fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the funds and is incorporated into this prospectus by reference.

Investors can get free copies of reports and SAIs, request other information and discuss their questions about the funds by contacting the funds at:

Standish Funds
P.O. Box 1407
Boston, MA 02205-1407

Telephone: 1.800.729.0066

Email:
funds@saw.com

Internet:
http://www.standishfunds.com

Investors can review the funds' reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. Investors can get text-only copies:

o For a fee, by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-6009 Telephone: 1.800.SEC.0330

o     Free from the Commission's Internet website at http://www.sec.gov

[LOGO] STANDISH FUNDS(R)
       One Financial Center
       Boston, MA 02111-2662
       800.729.0066

                                                          Investment Company Act
                                                          file number (811-4813)

                                                                          99-315

January 28, 2000


                                 [STANDISH LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 729-0066

                       STATEMENT OF ADDITIONAL INFORMATION

                           Standish Equity Asset Fund
                 Standish Small Cap Growth Fund (Service Class)
             (formerly Standish Small Capitalization Equity Fund II)

      This combined Statement of Additional Information (SAI) is not a prospectus. The SAI expands upon and supplements the information contained in the combined prospectus dated January 28, 2000, as amended and/or supplemented from time to time, of Standish Equity Asset Fund (Equity Asset Fund) and Standish Small Cap Growth Fund (Small Cap Growth Fund) Service Class, each a separate investment series of Standish, Ayer & Wood Investment Trust (Trust).

      This SAI should be read in conjunction with the funds' prospectus. Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. Investors can get free copies of reports and the prospectus, request other information and discuss their questions about the funds by contacting the funds at the phone number above. Each fund's financial statements which are included in the 1999 annual reports to shareholders are incorporated by reference into this SAI.

                     --------------------------------------

                                    Contents

Investment Objectives and Policies...........................................  2

Description of Securities and Related Risks..................................  3

Investment Techniques and Related Risks...................................... 11

Investment Restrictions...................................................... 18

Calculation of Performance Data.............................................. 21

Management................................................................... 23

Service Plan................................................................. 29

Purchase and Redemption of Shares............................................ 30

Portfolio Transactions....................................................... 31

Determination of Net Asset Value............................................. 32

The Funds and Their Shares................................................... 33

The Portfolio and Its Investors.............................................. 34

Taxation..................................................................... 34

Additional Information....................................................... 39

Experts and Financial Statements............................................. 39

                       INVESTMENT OBJECTIVES AND POLICIES

      The prospectus describes the investment objective and policies of each fund. The following discussion supplements the description of the funds' investment policies in the prospectus.

      Master/Feeder Structure. Equity Asset Fund invests all of its investible assets in Standish Equity Portfolio (the "Equity Portfolio") and Small Cap Growth Fund invests all of its investible assets in Standish Small Growth Portfolio (the "Small Cap Growth Portfolio"). These funds are sometimes referred to in this SAI as the feeder funds. Each Portfolio is a series of the Standish, Ayer and Wood Master Portfolio (the "Portfolio Trust"), an open-end management investment company. Standish, Ayer and Wood, Inc. ("Standish" or the "adviser") is the investment adviser to Equity and Small Cap Growth Portfolios. Each Portfolio has the same investment objective and restrictions as its corresponding fund. Because the feeder funds invest all of their investable assets in their corresponding Portfolios, the description of each fund's investment policies, techniques, specific investments and related risks that follows also applies to the corresponding Portfolio.

      In addition to these feeder funds, other feeder funds may invest in these Portfolios, and information about the other feeder funds is available from Standish. The other feeder funds invest in the Portfolios on the same terms as the funds and bear a proportionate share of the Portfolios' expenses. The other feeder funds may sell shares on different terms and under a different pricing structure than the funds, which may produce different investment results.

      There are certain risks associated with an investment in a master-feeder structure. Large scale redemptions by other feeder funds in a Portfolio may reduce the diversification of a Portfolio's investments, reduce economies of scale and increase a Portfolio's operating expenses. If the Portfolio Trust's Board of Trustees approves a change to the investment objective of a Portfolio that is not approved by the Trust's Board of Trustees, a fund would be required to withdraw its investment in the Portfolio and engage the services of an investment adviser or find a substitute master fund. Withdrawal of a fund's interest in its Portfolio, which may be required by the Trust's Board of Trustees without shareholder approval, might cause the fund to incur expenses it would not otherwise be required to pay.

      If a fund is requested to vote on a matter affecting the Portfolio in which it invests, the fund will call a meeting of its shareholders to vote on the matter. The fund will then vote on the matter at the meeting of the Portfolio's investors in the same proportion that the fund's shareholders voted on the matter. The fund will vote those shares held by its shareholders who did not vote in the same proportion as those Fund shareholders who did vote on the matter. A majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or the Portfolio Trust, as the case may be, have adopted procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust and of the Portfolio Trust.

      Suitability. None of the funds is intended to provide an investment program meeting all of the requirements of an investor. Notwithstanding each fund's ability to spread risk by holding securities of a number of portfolio companies, shareholders should be able and prepared to bear the risk of investment losses which may accompany the investments contemplated by the funds.

Equity Asset Fund

      Additional Investment Information. Under normal circumstances, at least 80% of Equity Asset Fund's total assets are invested in a diversified portfolio of equity and equity-related securities. The fund may invest in equity securities of foreign issuers that are listed on a U.S. securities exchange or traded in the U.S. OTC market, but will not invest more than 10% of its total assets in such securities that are not so listed or traded. The fund may also, to a limited extent, invest in debt securities and preferred stocks that are convertible into, or exchangeable for, common stocks. Generally, such securities will be rated, at the time of investment, Aaa, Aa or A by Moody's Investors Service, Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Group ("Standard & Poor's"), Duff and Phelps ("Duff") or Fitch IBCA International ("Fitch") or, if unrated, will be determined by the adviser to be of comparable credit quality. Up to 5% of the fund's total assets invested in convertible debt securities and preferred stocks may be rated, at the time of investment, Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality.

Small Cap Growth Fund

      Additional Investment Information. On January 28, 2000, the fund and corresponding Portfolio changed their names from Standish Small Capitalization Equity Fund II and Standish Small Capitalization Equity Portfolio II to Standish Small Cap Growth Fund and Standish Small Cap Growth Portfolio, respectively. The trustees approved these name changes so that the fund's and Portfolio's names are more reflective of the manner in which Standish manages the Portfolio.

      Under normal circumstances, at least 80% of Small Cap Growth Fund's total assets are invested in equity and equity-related securities of companies that, at the time of purchase of the security, have "total market capitalizations" within the range of capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly. Small Cap Growt Fund may invest in securities of larger, more mature companies, provided that such investments do not exceed 20% of the fund's total assets. The fund may participate in initial public offerings for previously privately held companies which are generally expected to have market capitalizations within the range of market capitalizations of the companies included in the Russell 2000 Growth Index, updated monthly, after the consummation of the offering, and whose securities are expected to be liquid after the offering. The fund may also invest up to 15% of its total assets in equity and equity-related securities of foreign issuers, including issuers located in emerging markets.

                   DESCRIPTION OF SECURITIES AND RELATED RISKS

General Risks of Investing

      The funds invest primarily in equity and equity-related securities and are subject to the risks associated with investments in such securities. Because investing in equity and equity-related securities is the principal investment strategy for each of the funds, the risks associated with these investments are described in the prospectus. The funds are also subject to the risks associated with direct investments in foreign securities and, to a lesser degree, to the risks associated with investments in fixed income securities.

      Investing in Foreign Securities. Small Cap Growth Fund may invest up to 15% of its total assets in foreign securities, including securities of foreign issuers that trade on a U.S. exchange or in the U.S. OTC market. Equity Asset Fund may invest without limit in foreign securities which trade on a U.S. exchange or in the U.S. OTC market, but may not invest more than 10% of its total assets in foreign securities which are not so listed or traded. Investors should understand that the expense ratios of the funds may be higher than that of investment companies investing exclusively in domestic securities because of the cost of maintaining the custody of foreign securities.

      Investing in the securities of foreign issuers involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

      Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the U.S. Most foreign securities markets may have substantially less trading volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on divided or interest payments (or in some cases, capital gains), limitations on the removal of funds or other assets, political or social instability or diplomatic developments which could affect investment in those countries.

      Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to that country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

      Each fund may enter into forward foreign currency exchange contracts and cross-currency forward contracts with banks or other foreign currency brokers or dealers to purchase or sell foreign currencies at a future date and may purchase and sell foreign currency futures contracts and cross-currency futures contracts to seek to hedge against changes in foreign currency exchange rates, although they have no current intention to engage in such transactions. A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. A cross-currency forward contract is a forward contract that uses one currency which historically moves in relation to a second currency to hedge against changes in that second currency. See "Strategic and Derivative Transactions" within the "Investment Techniques and Related Risks" section for a further discussion of the risks associated with currency transactions.

      Economic and Monetary Union (EMU). EMU occurred on January 1, 1999, when 11 European countries adopted a single currency - the euro. For participating countries, EMU means sharing a single currency and single official interest rate and adhering to agreed upon limits on government borrowing. Budgetary decisions remain in the hands of each participating country, but are now subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate to maintain price stability within the euro zone.

      EMU is driven by the expectation of a number of economic benefits, including lower transaction costs, reduced exchange risk, greater competition, and a broadening and deepening of European financial markets. However, there are a number of significant risks associated with EMU. Monetary and economic union on this scale has never been attempted before. There is a significant degree of uncertainty as to whether participating countries will remain committed to EMU in the face of changing economic conditions. This uncertainty may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the fund's portfolios.

      Investing in Securities of Emerging Markets. Although each fund invests primarily in securities of established issuers based in the U.S. and in other developed markets, each fund may also invest in securities of issuers in emerging markets, including issuers in Asia (including Russia), Eastern Europe, Latin and South America, the Mediterranean and Africa. Each fund may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers of any one specific emerging market country. The funds may also invest in currencies of such countries and may engage in strategic transactions in the markets of such countries.

      Investing in the securities of emerging market countries involves considerations and potential risks not typically associated with investing in the securities of U.S. issuers whose securities are principally traded in the United States. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or nonexistent volume of trading and frequent artificial limits on daily price movements, resulting in lack of liquidity and in price uncertainty; (iii) certain national policies which may restrict a fund's investment opportunities, including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; (iv) the absence of developed legal structures governing private or foreign investment in private property which may adversely affect the fund's ability to retain ownership of its securities during periods of economic, social or political turmoil; and (v) high rates of inflation and rapid fluctuations in interest rates that have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

      The economies of emerging market countries may be predominantly based on only a small number of industries or dependent on revenues from the sale of particular commodities or on international aid or development assistance. As a result, these economies may be significantly more vulnerable to changes in local or global trade conditions, and may suffer from volatile or extreme fluctuations in currency exchange rates, inflation and deflation rates as well as debt burdens. Many emerging market countries have experienced and will continue to experience periods of rapid inflation, resulting in significant market uncertainty and sharp drops in the U.S. dollar value of the country's assets. The currencies of emerging market countries may also be devalued as a result of governmental action in addition to market factors. Recently, the economies of certain emerging market countries have experienced deflation which has diminished the demand for goods and services resulting in excess capacity in factories that were built upon the forecast of continuing strong demand for such goods and services. All of these risks may adversely affect the funds' investments in emerging market countries.

      Investment and Repatriation Restrictions. Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in certain emerging market countries, require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In certain countries, the funds may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the funds. From time to time, the adviser may determine that investment and repatriation restrictions in certain emerging market countries negate the advantages of investing in such countries and no fund is required to invest in any emerging market country.

      In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. The adviser may determine from time to time to invest in the securities of emerging market countries which may impose restrictions on foreign investment and repatriation that cannot currently be predicted. Due to restrictions on direct investment in equity securities in certain emerging market countries, such as Taiwan, the funds may invest only through investment funds in such emerging market countries.

      The repatriation of both investment income and capital from several emerging market countries is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the funds to the extent that they invest in emerging market countries.

      Market Characteristics. All of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange. Equity securities of most emerging market companies are generally less liquid and subject to greater price volatility than equity securities of U.S. companies of comparable size. Some of the stock exchanges in the emerging market countries are in the earliest stages of their development.

      Certain of the securities markets of emerging market countries are marked by high concentrations of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Even the market for relatively widely traded securities in the emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. The less liquid the market, the more difficult it may be for a fund to accurately price its portfolio securities or to dispose of such securities at the times determined by the adviser to be appropriate. The risks associated with the liquidity of a market may be particularly acute in situations in which a fund's operations require cash, such as the need to meet redemption requests for its shares, to pay dividends and other distributions and to pay its expenses. To the extent that any emerging market country experiences rapid increases in its money supply and investment in equity securities is made for speculative purposes, the equity securities traded in any such country may trade at price-earnings ratios higher than those of comparable companies trading on securities markets in the United States. Such price-earnings ratios may not be sustainable.

      Settlement procedures in emerging market countries are less developed and reliable than those in the United States and in other developed markets, and a fund may experience settlement delays or other material difficulties. In addition, significant delays are common in registering transfers of securities, and a fund may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

      Brokerage commissions and other transaction costs on securities exchanges in emerging market countries are generally higher than in the United States. There is also less government supervision and regulation of foreign securities exchanges, brokers and listed companies in emerging market countries than exists in the United States. Brokers in emerging market countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging market countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

      Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market company may not reflect its financial position or results of operations in the same manner as financial statements for U.S. companies. Substantially less information may be publicly available about issuers in emerging market countries than is available about issuers in the United States.

      Economic, Political and Social Factors. Many emerging market countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means;
(ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt financial markets of emerging market countries and adversely affect the value of a fund's assets so invested.

      Few emerging market countries have fully democratic governments. Some governments in the region are authoritarian in nature or are influenced by armed forces which have been used to control civil unrest. In the past, governments of certain emerging market countries have been installed or removed as a result of military coups, while governments in other emerging market countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging market countries. Several emerging market countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurrections.

      The economies of most emerging market countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the emerging securities markets. In addition, the economies of some emerging market countries are vulnerable to weakness in world prices for their commodity exports.

      There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of a fund held in emerging market or other foreign countries. Governments in certain emerging market countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

Investing in Fixed Income Securities

      The funds may invest a portion of their total assets in fixed income securities. Fixed income securities include bonds, notes, convertible securities, Eurodollar instruments, preferred stocks (including convertible preferred stock) and money market instruments. Fixed income securities are subject to interest rate risk, default risk and call and extension risk.

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations causing a fund to sustain losses on such investments. A default could impact both interest and principal payments. Because the funds invest only in investment grade fixed income securities, this risk is reduced.

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise a right to pay principal on an obligation earlier than scheduled which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise a right to pay principal on an obligation later than scheduled which would cause cash flows to be returned later than expected. This typically results when interest rates have increased and a fund will suffer from the inability to invest in higher yield securities.

      Credit Quality. Investment grade securities are those that are rated at least Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch or, if unrated, determined by the adviser to be of comparable credit quality. High grade securities are those that are rated within the top three investment grade ratings (i.e., Aaa, Aa or A by Moody's or AAA, AA or A by Standard & Poor's, Duff or Fitch) or, if unrated, determined by the adviser to be of comparable credit quality. If a security is rated differently by two or more rating agencies, the adviser uses the highest rating to compute a fund's credit quality and also to determine the security's rating category. If the rating of a security held by a fund is downgraded below investment grade, the adviser will determine whether to retain that security in the fund's portfolio. Securities rated Baa by Moody's or BBB by Standard & Poor's, Duff or Fitch are generally considered medium grade obligations and have some speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to weaken the medium grade issuer's capability to pay interest and repay principal than is the case for high grade securities.

Specific Risks

      The following sections include descriptions of specific risks that are associated with a fund's purchase of a particular type of security or the utilization of a specific investment technique.

      Common Stocks. The funds purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      Small Capitalization Stocks. Small Cap Growth Fund invests primarily, and Equity Asset Fund may invest to a lesser extent, in securities of small capitalization companies. Although investments in small capitalization companies may present greater opportunities for growth, they also involve greater risks than are customarily associated with investments in larger, more established companies. The securities of small companies may be subject to more volatile market movements than securities of larger, more established companies. Smaller companies may have limited product lines, markets or financial resources, and they may depend upon a limited or less experienced management group. The securities of small capitalization companies may be traded only on the OTC market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. As a result, the disposition by a fund of securities in order to meet redemptions or otherwise may require the fund to sell securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

      Convertible Securities. Each fund may invest in convertible debt and preferred stock. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

      Warrants. Each fund may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

      Depositary Receipts and Depositary Shares. The funds may purchase depository receipts and depository shares. Depositary receipts and depositary shares are typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities of a U.S. or foreign issuer. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary instruments and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities. Examples of such investments include, but are not limited to, American Depositary Receipts and Shares ("ADRs" and "ADSs"), Global Depositary Receipts and Shares ("GDRs" and "GDSs") and European Depositary Receipts and Shares ("EDRs" and "EDSs").

      Investments in REITs. Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on amounts distributed to shareholders under the Internal Revenue Code of 1986, as amended (the "Code").

      Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

      U.S. Government Securities. Each fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises which are supported by (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association), (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), (c) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (such as the Federal National Mortgage Association and Federal Home Loan Mortgage Corporation), or (d) only the credit of the agency. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future. U.S. Government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation indexed bonds, deferred interest securities and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently.

      Repurchase Agreements. Each fund may invest up to 10% of its net assets in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements acquired by a fund will always be fully collateralized as to principal and interest by money market instruments and will be entered into only with commercial banks, brokers and dealers considered creditworthy by the adviser.

      Short Sales. Each fund may engage in short sales and short sales against the box. In a short sale, a fund sells a security it does not own in anticipation of a decline in the market value of the security. In a short sale against the box, a fund either owns or has the right to obtain at no extra cost the security sold short. The broker holds the proceeds of the short sale until the settlement date, at which time the fund delivers the security (or an identical security) to cover the short position. The fund receives the net proceeds from the short sale. When a fund enters into a short sale other than against the box, the fund must first borrow the security to make delivery to the buyer and must place cash or liquid assets in a segregated account that is marked to market daily. Short sales other than against the box involve unlimited exposure to loss. No securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short would exceed 5% of the value of a fund's net assets.

      Restricted and Illiquid Securities. Each fund may invest up to 15% of its net assets in illiquid securities, although the funds invest in these securities only on an occasional basis. Illiquid securities are those that are not readily marketable, repurchase agreements maturing in more than seven days, time deposits with a notice or demand period of more than seven days, swap transactions, certain OTC options and certain restricted securities. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

      The Board of Trustees has adopted guidelines and delegated to the adviser the function of determining and monitoring the liquidity of portfolio securities, including restricted and illiquid securities. The Board of Trustees however retains oversight and is ultimately responsible for such determinations. The purchase price and subsequent valuation of illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

      Investments in Other Investment Companies. Each fund is permitted to invest up to 10% of its total assets in shares of registered investment companies and up to 5% of its total assets in any one registered investment company as long as that investment does not represent more than 3% of the total voting stock of the acquired investment company. Investments in the securities of other investment companies may involve duplication of advisory fees and other expenses. The funds may invest in investment companies that are designed to replicate the composition and performance of a particular index. For example, Standard & Poor's Depositary Receipts ("SPDRs") are exchange-traded shares of a closed-end investment company designed to replicate the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index. Investments in index baskets involve the same risks associated with a direct investment in the types of securities included in the baskets.

      Portfolio Turnover and Short-Term Trading. Although it is not the policy of the funds to purchase or sell securities for trading purposes, the funds place no restrictions on portfolio turnover and will sell a portfolio security without regard to the length of time such security has been held if, in the adviser's view, the security meets the criteria for disposal. A high rate of portfolio turnover (100% or more) involves correspondingly higher transaction costs which must be borne directly by a fund and thus indirectly by its shareholders. It may also result in a fund's realization of larger amounts of short-term capital gains, distributions from which are taxable to shareholders as ordinary income. See "Financial Highlights" in the funds' prospectus for each fund's portfolio turnover rates.

      Temporary Defensive Investments. Notwithstanding a fund's investment objective, each fund may on occasion, for temporary defensive purposes to preserve capital or to meet redemption requests, hold part or all of its assets in cash and investment grade money market instruments (i.e., securities with maturities of less than one year) and short-term debt securities (i.e., securities with maturities of one to three years). Each fund may also invest uncommitted cash and cash needed to maintain liquidity for redemptions in investment grade money market instruments and short-term debt securities. Each fund's investments in such securities are limited to 20% of total assets unless the fund is in a temporary defensive position.

      The money market instruments and short-term debt securities in which the funds may invest consist of obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities; instruments (including negotiable certificates of deposit, non-negotiable fixed time deposits and bankers' acceptances) of U.S. banks and foreign banks; repurchase agreements; and prime commercial paper of U.S. companies and foreign companies.

      Money market instruments in which the funds invest will be rated at the time of purchase P-1 by Moody's or A-1 or Duff-1 by Standard & Poor's, Duff and Fitch or, if unrated, determined by the adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa, or A by Moody's or AAA, AA, or A by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser. Up to 5% of each fund's total assets invested in short-term debt securities may be invested in securities which are rated Baa by Moody's or BBB by Standard & Poor's or, if not rated, determined to be of comparable credit quality by the adviser.

                     INVESTMENT TECHNIQUES AND RELATED RISKS

      Strategic and Derivative Transactions. Each fund may, but is not required to, utilize various investment strategies to seek to hedge market risks (such as interest rates, currency exchange rates and broad or specific equity or fixed income market movements) or to enhance potential gain. Such strategies are generally accepted as part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments used by each fund may change over time as new instruments and strategies are developed or regulatory changes occur.

      In the course of pursuing their investment objectives, each fund may purchase and sell (write) exchange-listed and OTC put and call options on securities, equity indices and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into currency transactions such as forward foreign currency exchange contracts, cross-currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to seek to protect against possible changes in the market value of securities held in or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to seek to protect a fund's unrealized gains in the value of portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. In addition to the hedging transactions referred to in the preceding sentence, Strategic Transactions may also be used to enhance potential gain in circumstances where hedging is not involved although each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time and, to the extent necessary, the funds will close out transactions in order to comply with this limitation. (Transactions such as writing covered call options are considered to involve hedging for the purposes of this limitation.) In calculating a fund's net loss exposure from such Strategic Transactions, an unrealized gain from a particular Strategic Transaction position would be netted against an unrealized loss from a related Strategic Transaction position. For example, if the adviser believes that Equity Asset Fund is underweighted in cyclical stocks and overweighted in consumer stocks, Equity Asset Fund may buy a cyclical index call option and sell a cyclical index put option and sell a consumer index call option and buy a consumer index put option. Under such circumstances, any unrealized loss in the cyclical position would be netted against any unrealized gain in the consumer position (and vice versa) for purposes of calculating the fund's net loss exposure.

      The ability of a fund to utilize Strategic Transactions successfully will depend on the adviser's ability to predict pertinent market and currency and interest rate movements, which cannot be assured. Each fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. The funds' activities involving Strategic Transactions may be limited in order to enable the funds to satisfy the requirements of the Code for qualification as a regulated investment company.

      Risks of Strategic and Derivative Transactions. Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. The risks associated with the funds' transactions in options, futures and other types of derivative securities including swaps may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk. The writing of put and call options may result in losses to the funds, force the purchase or sale, respectively of portfolio securities at inopportune times or for prices higher than (in the case of purchases due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the funds can realize on their respective investments or cause the funds to hold a security they might otherwise sell or sell a security they might otherwise hold. The use of currency transactions by a fund can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. The writing of options could significantly increase a fund's portfolio turnover rate and, therefore, associated brokerage commissions or spreads. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time, in certain circumstances, these transactions tend to limit any potential gain which might result from an increase in value of such position. The loss incurred by a fund in writing options and entering into futures transactions is potentially unlimited; however, as described above, each fund will attempt to limit its net loss exposure resulting from Strategic Transactions entered into for such purposes to not more than 3% of its net assets at any one time. Futures markets are highly volatile and the use of futures may increase the volatility of a fund's net asset value. Finally, entering into futures contracts would create a greater ongoing potential financial risk than would purchases of options where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value and the net result may be less favorable than if the Strategic Transactions had not been utilized.

      Risks of Strategic and Derivative Transactions Outside the United States. When conducted outside the United States and especially in emerging markets, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) lesser availability than in the United States of data on which to make trading decisions, (ii) delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, (iv) lower trading volume and liquidity, and (v) other complex foreign political, legal and economic factors. At the same time, Strategic Transactions may offer advantages such as trading in instruments that are not currently traded in the United States or arbitrage possibilities not available in the United States.

      General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a fund's assets in special accounts, as described below under "Use of Segregated Accounts."

      A put option gives the purchaser of the option, in consideration for the payment of a premium, the right to sell, and the writer the obligation to buy (if the option is exercised) the underlying security, commodity, index, or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the fund the right to sell such instrument at the option exercise price. A call option, in consideration for the payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell (if the option is exercised) the underlying instrument at the exercise price. A fund may purchase a call option on a security, currency, futures contract, index or other instrument to seek to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

      With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A fund's ability to close out its position as a purchaser or seller of an exchange listed put or call option is dependent, in part, upon the liquidity of the option market. There is no assurance that a liquid option market on an exchange will exist. In the event that the relevant market for an option on an exchange ceases to exist, outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The funds will generally sell (write) OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a fund to require the Counterparty to sell the option back to the fund at a formula price within seven days. OTC options purchased by the funds and portfolio securities "covering" the amount of the funds' obligation pursuant to an OTC option sold by them (the cost of the sell-back plus the in-the-money amount, if any) are subject to the funds' restriction on illiquid securities, unless determined to be liquid in accordance with procedures adopted by the Board of Trustees. For OTC options written with "primary dealers" pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount which is considered to be illiquid may be calculated by reference to a formula price. The funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

      Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the Counterparty fails to make delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The funds will engage in OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received, combined with any credit enhancements, a long-term debt rating of A from S&P or Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or which issue debt that is determined to be of equivalent credit quality by the adviser.

      If a fund sells (writes) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale (writing) of put options can also provide income.

      Each fund may purchase and sell (write) call options on equity securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All call options sold by the funds must be "covered" (i.e., the fund must own the securities or the futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a fund will receive the option premium to help offset any loss, the fund may incur a loss if the exercise price is below the market price for the security subject to the call at the time of exercise. A call option sold by a fund also exposes the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument which it might otherwise have sold.

      Each fund may purchase and sell (write) put options on equity securities and Eurodollar instruments (whether or not it holds these securities in its portfolio), and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a price above the market price.

      Options on Securities Indices and Other Financial Indices. Each fund may also purchase and sell (write) call and put options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. For example, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the differential between the closing price of the index and the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount upon exercise of the option. In addition to the methods described above, the funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian) upon conversion or exchange of other securities in their portfolios.

      General Characteristics of Futures. Each fund may enter into financial futures contracts or purchase or sell put and call options on such futures. Futures are generally bought and sold on the commodities exchanges where they are listed and involve payment of initial and variation margin as described below. The sale of futures contracts creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). The purchase of futures contracts creates a corresponding obligation by a fund, as purchaser, to purchase a financial instrument at a specific time and price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position upon exercise of the option.

      The funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the regulations of the Commodity Futures Trading Commission (the "CTFC") relating to exclusions from regulation as a commodity pool operator. Those regulations currently provide that the funds may use commodity futures and option positions
(i) for bona fide hedging purposes without regard to the percentage of assets committed to margin and option premiums, or (ii) for other purposes permitted by the CTFC to the extent that the aggregate initial margin and option premiums required to establish such non-hedging positions (net the amount the positions were "in the money" at the time of purchase) do not exceed 5% of each fund's respective net asset value, after taking into account unrealized profits and losses on such positions. Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with its custodian for the benefit of a futures commission merchant (or directly with the Futures Commission merchant), as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited directly with the futures commission merchant thereafter on a daily basis as the value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the funds. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur. The segregation requirements with respect to futures contracts and options thereon are described below.

      Currency Transactions. The funds may engage in currency transactions with Counterparties to seek to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance potential gain. Currency transactions include currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional (agreed-upon) difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A fund may enter into over-the-counter currency transactions with Counterparties which have received, combined with any credit enhancements, a long term debt rating of A by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) whose obligations are determined to be of equivalent credit quality by the adviser.

      The funds' transactions in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will generally be limited to hedging involving either specific transactions or portfolio positions. See "Strategic and Derivative Transactions." Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

      A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

      Each fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value in relation to other currencies to which the fund has or in which the fund expects to have portfolio exposure. For example, a fund may hold a South Korean security and the adviser may believe that the Korean won will deteriorate against the Japanese yen. The fund would sell Korean won to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Korean won, although it would expose the fund to declines in the value of the Japanese yen relative to the U.S. dollar.

      To seek to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which certain of a fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked currencies. For example, if the adviser considers that the British pound is linked to the euro, a fund holds securities denominated in pounds and the adviser believes that the value of pounds will decline against the U.S. dollar, the adviser may enter into a contract to sell euros and buy dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the funds are engaging in proxy hedging. If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below.

      Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Swaps, Caps, Floors, Spreads and Collars. Among the Strategic Transactions into which each of the funds may enter are interest rate, currency rate and index swaps and the purchase or sale of related caps, floors, spreads and collars. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar or a spread is a combination of a cap and a floor that preserves a certain rate of return within a predetermined range of interest rates or values.

      The funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. The funds will not enter into any swap, cap, floor, spread or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or the Counterparty issues debt that is determined to be of equivalent credit quality by the adviser. If there is a default by the Counterparty, a fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, spreads and collars are more recent innovations for which standardized documentation has not yet been fully developed. Swaps, caps, floors, spreads and collars are considered illiquid for purposes of each fund's policy regarding illiquid securities, unless it is determined, based upon continuing review of the trading markets for the specific security, that such security is liquid. The Board of Trustees has adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of swaps, caps, floors, spreads and collars. The Board of Trustees, however, retains oversight focusing on factors such as valuation, liquidity and availability of information and is ultimately responsible for such determinations. The staff of the SEC currently takes the position that swaps, caps, floors, spreads and collars are illiquid, and are subject to each fund's limitation on investing in illiquid securities.

      Combined Transactions. Each fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple swap transactions, and multiple interest rate transactions, structured notes and any combination of futures, options, swaps, currency, multiple currency transactions (including forward currency contracts) and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the adviser it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

      Use of Segregated Accounts. Each fund will hold securities or other instruments whose values are expected to offset its obligations under the Strategic Transactions. A fund will not enter into Strategic Transactions that expose the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options, futures contracts or other instruments or (ii) cash, receivables or liquid securities with a value sufficient to cover its potential obligations. A fund may have to comply with any applicable regulatory requirements for Strategic Transactions, and if required, will set aside cash and other liquid assets on the fund's records or in a segregated account in the amount prescribed. If the market value of these securities declines or the fund's obligations on the underlying Strategic Transaction increases, additional cash or liquid securities will be segregated daily so that the aggregate market value of the segregated securities is at least equal to the amount of the fund's obligations on the underlying Strategic Transactions. Segregated assets would not be sold while the Strategic Transaction is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

      Eurodollar Contracts. Each fund may make investments in Eurodollar contracts. Eurodollar contracts are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

      Short-Term Trading. Each fund will sell a portfolio security without regard to the length of time that security has been held if, in the adviser's view, the security meets the criteria for disposal.

      Portfolio Diversification and Concentration. Each fund is diversified, which generally means that, with respect to 75% of its total assets (i) no more than 5% of the fund's total assets may be invested in the securities of a single issuer and (ii) each fund will purchase no more than 10% of the outstanding voting securities of a single issuer. The funds will not concentrate (invest 25% or more of their total assets) in the securities of issuers in any one industry. The funds' policies concerning diversification and concentration are fundamental and may not be changed without shareholder approval.

                             INVESTMENT RESTRICTIONS

      The funds and the Portfolios have adopted the following fundamental policies. Each fund's and Portfolio's fundamental policies cannot be changed unless the change is approved by a "vote of a majority of the outstanding voting securities" of the fund or the Portfolio, as the case may be, which phrase as used herein means the lesser of (i) 67% or more of the voting securities of the fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund or the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the fund or the Portfolio. A fund's non-fundamental policies may be changed by the Board of Trustees, without shareholder approval, in accordance with applicable laws, regulations or regulatory policy.

      Equity Asset Fund and Equity Portfolio.

      As a matter of fundamental policy, each Portfolio (fund) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities.

2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Portfolio
      (fund) may be deemed be an underwriter under the Securities Act of 1933.

3.    Purchase real estate or real estate mortgage loans.

4. Purchase securities on margin (except that each Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

5. Purchase or sell commodities or commodity contracts except that each Portfolio (fund) may purchase and sell financial futures contracts and engage in options on financial futures contracts and foreign currency exchange transactions.

6. With respect to at least 75% of its total assets, invest more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

7. Issue senior securities, borrow money, enter into reverse repurchase agreements or pledge or mortgage its assets, except that each Portfolio
      (fund) may (a) borrow from banks in an amount up to 15% of the current value of its total assets as a temporary measure for extraordinary or emergency purposes (but not investment purposes) and (b) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings.

8. Make loans of portfolio securities, except that each Portfolio (fund) may enter into repurchase agreements.

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Portfolio Trust (Trust) without investor approval, in accordance with applicable laws, regulations or regulatory policy. Each Portfolio (fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the Portfolio's borrowings exceed 5% of its net assets.

      Small Cap Growth Fund and Small Cap Growth Portfolio. As a matter of fundamental policy, Small Cap Growth Fund (Small Cap Growth Portfolio) may not:

1. Invest more than 25% of the current value of its total assets in any single industry, provided that this restriction shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 8 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies or within the meaning of paragraph 6 below, are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed 33 1/3% of the value of the Portfolio's (fund's) total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
      (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the Portfolio (fund) may enter into reverse repurchase agreements and forward roll transactions. For purposes of this investment restriction, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio
      (fund) may be deemed to be an underwriter under the Securities Act of 1933.

5. Purchase or sell real estate except that the Portfolio (fund) may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio (fund) as a result of the ownership of securities.

6. Purchase securities on margin (except that the Portfolio (fund) may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7.    Purchase or sell commodities or commodity contracts, except the Portfolio
      (fund) may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Portfolio's (fund's) investment policies.

8. Make loans, except that the Portfolio (fund) (1) may lend portfolio securities in accordance with the Portfolio's (fund's) investment policies up to 33 1/3% of the Portfolio's (fund's) total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

9. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Portfolio's (fund's) total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio (fund).

      The following restrictions are not fundamental policies and may be changed by the Trustees of the Trust without investor approval, in accordance with applicable laws, regulations or regulatory policy. The Portfolio (fund) may not:

a. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

b. Purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

c.    Invest more than 15% of its net assets in securities which are illiquid.

d. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

                         * * * * * * * * * * * * * * * *

      Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the funds may each invest all of their assets in the securities of a single open-end registered investment company with substantially the same fundamental investment objectives, restrictions and policies as the fund.

      If any percentage restriction described above is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of a fund's assets will not constitute a violation of the restriction.

      For purposes of each fund's fundamental investment restriction regarding industry concentration, the adviser generally classifies issuers by industry in accordance with classifications set forth in the Director of Companies Filing annual Reports with the Securities and Exchange Commission. In the absence of such classification or if the adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                         CALCULATION OF PERFORMANCE DATA

      Each fund may, from time to time, advertise certain total return information. The average annual total return of a fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n=ERV.

      The funds' average annual total return for the one-, five-, and ten-year (or life of fund, if shorter) periods ended September 30, 1999 were as follows:

                                           Average Annual Total Return
                               -------------------------------------------------

                               Life-of-
Fund                             Fund          1-Year        5-Year      10-Year
--------------------------     ---------      ---------     ---------    -------

Equity Asset Fund(1)           16.82%(2)      12.04%(2)     17.94%(2)      N/A

Small Cap Growth Fund(1,3)     28.74%(3)      71.73%(3)       N/A          N/A

-------------------
(1) Because the Equity Asset Fund commenced operations on October 8, 1997 and the Small Cap Growth Fund Service Class commenced operations on March 31, 1999, the average annual total return quotations for the one, five, ten year and life-of-fund periods include the performance record of their corresponding non-asset fund or Institutional Class (in the case of the Small Cap Growth Fund), adjusted to reflect the imposition of service fees at the rate of 0.25% of average daily net assets. The adjustment is made by reducing the corresponding Equity Fund's and Small Cap Growth Fund Institutional Class' performance record for rolling one month periods by .020833% (the fraction of the .25% service fee paid monthly) and then aggregating those performance results for the appropriate one, five, ten or life of fund period.
(2)   Equity Fund commenced operations on June 2, 1991.
(3) Small Cap Growth Fund Institutional Class commenced operations on December 23, 1996. The adviser voluntarily capped the fund's expenses for various periods since inception. Had the adviser not taken these actions, the fund's performance could be lower.

      These performance quotations should not be considered as representative of any fund's performance for any specified period in the future. In addition to average annual return quotations, the funds may quote quarterly and annual performance on a net (with management and administration fees deducted) and gross basis as follows:

Equity Asset Fund

Quarter/Year                       Net                   Gross
------------                     -------                -------
    4Q97                          (1.69)                 (1.69)
    1997                          (1.69)                 (1.69)
    1Q98                          12.72                  12.72
    2Q98                          (1.91)                 (1.86)
    3Q98                         (18.73)                (18.52)
    4Q98                          19.18                  19.44
    1998                           7.09                   7.65
    1Q99                          (7.01)                 (6.79)
    2Q99                           7.97                   8.20
    3Q99                          (6.36)                 (6.14)

      These performance quotations should not be considered as representative of a fund's performance for any specified period in the future. Each fund's performance may be compared in sales literature to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, Equity Asset Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. The Small Cap Growth Fund may compare its performance to the Russell 2000 Growth Index, which is generally considered to be representative of those Russell 2000 companies with higher price-to-book ratios and forecasted growth. The Russell 2000 Index is generally considered to be representative of unmanaged small capitalization stocks in the United States markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare a fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

                                   MANAGEMENT
Trustees and Officers

      The Board of Trustees has established the investment objective and policies which govern each fund's and each Portfolio's operation. The Board has appointed officers of the Trust who conduct the day-to-day business of each fund. The Board, however, remains responsible for ensuring that each fund is operating consistently accordingly to its objective and policies and the requirements of the federal securities laws. The Trustees and executive officers of the Trust are listed below. The Trustees of the Portfolio Trust are identical to the Trustees of the Trust. All executive officers of the Trust and the Portfolio Trust are affiliates of Standish, Ayer & Wood, Inc.

                                                    Position Held                             Principal Occupation
Name, Address and Date of Birth                      with Trust                               During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
*D. Barr Clayson, 7/29/35                    Trustee and Vice President                        Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                           Standish, Ayer & Wood, Inc.;
One Financial Center                                                                         Chairman and Director,
Boston, MA 02111                                                                             Standish International
                                                                                            Management Company, LLC

Samuel C. Fleming, 9/30/40                             Trustee                               Chairman of the Board
c/o Decision Resources, Inc.                                                              and Chief Executive Officer,
1100 Winter Street                                                                         Decision Resources, Inc.;
Waltham, MA 02154                                                                         Trustee, Cornell University;
                                                                                            Director, CareGroup Inc.

Benjamin M. Friedman, 8/5/44                           Trustee                               William Joseph Maier,
c/o Harvard University                                                                  Professor of Political Economy,
Cambridge, MA 02138                                                                            Harvard University

John H. Hewitt, 4/11/35                                Trustee                          Trustee, The Peabody Foundation;
P.O. Box 2333                                                                             Trustee, Mertens House, Inc.
New London, NH 03257

                                                    Position Held                             Principal Occupation
Name, Address and Date of Birth                      with Trust                               During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
*Edward H. Ladd, 1/3/38                      Trustee and Vice President                    Chairman of the Board and
c/o Standish, Ayer & Wood, Inc.                                                        Managing Director, Standish, Ayer &
One Financial Center                                                                         Wood, Inc.; Director,
Boston, MA 02111                                                                             Standish International
                                                                                            Management Company, LLC

Caleb Loring III, 11/14/43                             Trustee                          Trustee, Essex Street Associates
c/o Essex Street Associates                                                            (family investment trust office);
400 Essex Street                                                                  Director, Holyoke Mutual Insurance Company;
Beverly, MA 01915                                                                     Director, Carter Family Corporation;
                                                                                    Board Member, Gordon-Conwell Theological
                                                                                   Seminary; Chairman of the Advisory Board,
                                                                                  Salvation Army; Chairman, Vision New England

*Richard S. Wood, 5/21/54                       Trustee and President                          Managing Director,
c/o Standish, Ayer & Wood, Inc.                                                           Standish, Ayer & Wood, Inc.;
One Financial Center                                                                 Executive Vice President and Director,
Boston, MA 02111                                                                   Standish International Management Company,
                                                                                                      LLC

James E. Hollis III, 11/21/48                 Executive Vice President               Director, Standish, Ayer & Wood, Inc.
c/o Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Anne P. Herrmann, 1/26/56                   Vice President and Secretary                  Assistant Vice President and
c/o Standish, Ayer & Wood, Inc.                                                       Senior Fund Administration Manager,
One Financial Center                                                                      Standish, Ayer & Wood, Inc.
Boston, MA 02111

Paul G. Martins, 3/10/56                    Vice President and Treasurer       Vice President of Finance, Standish, Ayer & Wood,
c/o Standish, Ayer & Wood, Inc.                                                  Inc. since October 1996; formerly Senior Vice
One Financial Center                                                          President, Treasurer and Chief Financial Officer of
Boston, MA 02111                                                                          Liberty Financial Bank Group

Beverly E. Banfield, 7/6/56                        Vice President                              Associate Director
c/o Standish, Ayer & Wood, Inc.                                                             and Compliance Officer,
One Financial Center                                                                      Standish, Ayer & Wood, Inc.
Boston, MA 02111

Denise B. Kneeland, 8/19/51                        Vice President                         Vice President and Manager,
c/o Standish, Ayer & Wood, Inc.                                                             Mutual Funds Operations,
One Financial Center                                                                      Standish, Ayer & Wood, Inc.
Boston, MA  02111                                                                        since December 1995; formerly
                                                                                   Vice President, Scudder, Stevens and Clark

Rosalind J. Lillo, 2/6/38                          Vice President                         Broker/Dealer Administrator,
c/o Standish, Ayer & Wood, Inc.                                                           Standish, Ayer & Wood, Inc.
One Financial Center                                                                      since October 1995; formerly
Boston, MA  02111                                                                          Compliance Administrator,
                                                                                          New England Securities Corp.

                                                    Position Held                             Principal Occupation
Name, Address and Date of Birth                      with Trust                               During Past 5 Years
---------------------------------------------------------------------------------------------------------------------------------
Tami M. Pester, 10/29/67                           Vice President                Assistant Vice President, Assistant Compliance
c/o Standish, Ayer & Wood, Inc.                                                  Manager and Compliance Officer, Standish, Ayer
One Financial Center                                                           & Wood, Inc. since 1998; Compliance Officer, State
Boston, MA  02111                                                                            Street Global Advisors

Deborah Rafferty-Maple, 1/4/69                     Vice President               Assistant Vice President, Financial Planner and
c/o Standish Ayer & Wood, Inc.                                                      Registered Investment Networks Marketing
One Financial Center                                                                  Manager, Standish, Ayer & Wood, Inc.
Boston, MA 02111

Lisa Kane                                          Vice President                        Client Service Representative,
c/o Standish, Ayer & Wood, Inc.                                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

Steven M. Anderson                                 Vice President                           Mutual Funds Controller,
c/o Standish, Ayer & Wood, Inc.                                                           Standish, Ayer & Wood, Inc.
One Financial Center
Boston, MA 02111

----------------
* Indicates that Trustee is an interested person of the Trust for purposes of the 1940 Act.

Compensation of Trustees and Officers

      Neither the Trust nor the Portfolio Trust pays compensation to the Trustees of the Trust or the Portfolio Trust that are affiliated with Standish or to the Trust's and Portfolio Trust's officers. None of the Trustees or officers have engaged in any financial transactions (other than the purchase or redemption of the Funds' shares) with the Trust, the Portfolio Trust or the adviser during the fiscal year ended September 30, 1999, except that certain Trustees and officers who are directors and shareholders of Standish, may from time to time, purchase additional shares of common stock of Standish.

      The following table sets forth all compensation paid to the Trust's Trustees as of the funds' fiscal years ended September 30, 1999:

                                        Aggregate Compensation from
                                                 the Funds
                                       ----------------------------           Pension or Retirement
                                                          Small Cap            Benefits Accrued as      Total Compensation
                                       Equity Asset         Growth                Part of Fund's       from Funds and Other
    Name of Trustee                       Fund**            Fund**                   Expenses            Funds in Complex*
---------------------------------------------------------------------------------------------------------------------------
D. Barr Clayson                                0                0                        $0                         $0
Samuel C. Fleming                         $2,060               $0                         0                    $57,000
Benjamin M. Friedman                      $2,060               $0                         0                    $57,000
John H. Hewitt                            $2,121               $0                         0                    $62,000
Edward H. Ladd                                 0                0                         0                         $0
Caleb Loring, III                         $2,060               $0                         0                    $57,000
Richard S. Wood                                0                0                         0                         $0

-------------
* As of the date of this Statement of Additional Information, there were 24 mutual funds in the fund complex.
* The fund bears its pro rata allocation of trustee's fees paid by its corresponding portfolio to the trustees of the Portfolio Trust.

Certain Shareholders

      At November 15, 1999 the Trustees and officers of the Trust as a group beneficially owned (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of each fund. Also at that date, no person beneficially owned 5% or more of the then outstanding shares of any fund except:

                                       Percentage of                                           Percentage of
                                        Outstanding                                             Outstanding
        Name and Address                   Shares                  Name and Address                Shares
Equity Asset Fund

Prudential Trust FBO MTA                    99%*
30 Scranton Office Park
Scranton, PA  18507


Small Cap Growth Fund

Kenyon College Balanced Fund                             Charles Schwab & Co., Inc. -
Kenyon College                              18%(i)       Special Account FBO Customers             12%(i)
Walton House                                             101 Montgomery Street
Gambier, OH 43022                                        Attn: Mutual Funds
                                                         San Francisco, CA 94104

Wentworth Institute of Technology           10%(i)       Stephen Phillips Memorial                 6%(i)
c/o State Street Bank & Trust                            Charitable Trust Scholarship
P.O. Box 1992                                            Foundation
Boston, MA 02105                                         P.O. Box 242
                                                         Salem, MA 01970

-----------
      * Because the shareholder beneficially owned more than 25% of the outstanding shares of the indicated fund, the shareholder was considered to control the fund. As a controlling person, the shareholder may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

      (i)   Institutional Class

Investment Advisers

      Standish serves as the adviser to the Equity Portfolio and the Small Cap Growth Portfolio pursuant to written investment advisory agreements. Standish is a Massachusetts corporation organized in 1933 and is registered under the Investment Advisers Act of 1940.

      The following, constituting all of the Directors and all of the shareholders of Standish, are Standish controlling persons: Caleb F. Aldrich, Nicholas S. Battelle, David H. Cameron, Karen K. Chandor, Lavinia B. Chase, D. Barr Clayson, W. Charles Cook, Joseph M. Corrado, Richard C. Doll, Dolores S. Driscoll, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Catherine A. Powers, Howard B. Rubin, Austin C. Smith, Thomas P. Sorbo, David C. Stuehr, Ralph S. Tate, Michael W. Thompson and Richard S. Wood.

      Subject to the supervision and direction of the Trustees of the Trust and the Portfolio Trust, the adviser recommends investment decisions, places orders to purchase and sell securities and permits the Portfolios and the funds to use the name "Standish." Under the investment advisory agreements, the adviser is paid a fee for its services based upon a percentage of the applicable Portfolio's average daily net asset value computed as set forth below. The advisory fees are payable monthly.

                                      Contractual Advisory
                                            Fee Rate
                                            --------
Fund                            (as a percentage of average daily
----                                       net assets)

Equity Portfolio                              0.50%

Small Cap Growth Portfolio                    0.80%*

-----------------------
* Prior to January 28, 2000, the Small Cap Growth Fund paid the adviser a fee equal on an annual basis to 0.60% of the fund's average daily net assets.

      During the last fiscal year ended September 30, 1999, the funds and the Portfolios paid advisory fees in the following amounts:

          Fund                   1997              1998               1999
          ----                   ----              ----               ----
Equity Asset Fund(1)              N/A               N/A                N/A
Equity Portfolio(2)            $493,202          $1,017,136        $1,360,746
Small Cap Growth Fund(1,3)        N/A               N/A                N/A
Small Cap Growth Portfolio        0(3)              0(3)           $173,628(3)

------------------------
(1) The funds do not pay directly advisory fees. Each fund bears its pro rata allocation of its corresponding Portfolio's expenses, including advisory fees.
(2)   The Equity Portfolio commenced operations on May 3, 1996.
(3) The Small Cap Growth Fund commenced operations on December 23, 1996. The adviser voluntarily agreed not to impose its advisory fee for the fiscal years ended September 30, 1997 and 1998 in the amounts of $10,209 and $61,698, respectively.

      The adviser has voluntarily and temporarily agreed to limit total expenses (excluding brokerage commissions, taxes and extraordinary expenses) of Equity Asset Fund and Small Cap Growth Fund Service Class to the total operating expenses of the corresponding non-asset fund or, in the case of the Small Cap Growth Fund, the Institutional Class, plus 0.25%, which represents the Service Plan fee. In connection with this voluntary agreement, the adviser will limit only those expenses borne by the Equity Asset Fund and not those borne by the Equity Portfolio. Based on the relative size of the Equity Asset Fund to the size of its corresponding non-asset funds, the adviser may not be able to implement the limitation to the extent it would require the limitation of expenses borne by the respective Portfolios. Standish may revise or discontinue these agreements at any time although it has no current intention to do so. If an expense limitation is exceeded, the compensation due to the adviser shall be proportionately reduced by the amount of such excess by reduction or refund thereof, subject to readjustment during the period during which such limit is in place.

      Pursuant to the investment advisory agreements, each Portfolio bears expenses of its operations other than those incurred by the adviser pursuant to the investment advisory agreement. Among other expenses, the funds and the Portfolios will pay share pricing and shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports; registration and reporting fees and expenses; and Trustees' fees and expenses.

      The initial term of the Small Cap Growth Fund's investment advisory agreement ends on January 28, 2002. The Equity Asset Fund's investment advisory agreement is outside of this initial term. Unless terminated as provided below, the investment advisory agreements continue in full force and effect from year to year after their initial terms but only so long as each such continuance is approved annually (i) by the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio, and, in either event (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to the investment advisory agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each investment advisory agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by the "vote of a majority of the outstanding voting securities" of the applicable Portfolio or by the adviser, on sixty days' written notice to the other parties. The investment advisory agreements terminate in the event of their assignment as defined in the 1940 Act.

      In an attempt to avoid any potential conflict with portfolio transactions for the Portfolios, the adviser, the Principal Underwriter, the Trust and the Portfolio Trust have each adopted extensive restrictions on personal securities trading by personnel of the adviser and its affiliates. These restrictions include: pre-clearance of all personal securities transactions and a prohibition of purchasing initial public offerings of securities. These restrictions are a continuation of the basic principle that the interests of the Portfolios and their investors come before those of the adviser and its employees.

Administrator

      Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston Massachusetts 02116, serves as the administrator to the Portfolios and Standish serves as the administrator to the feeder funds pursuant to written administration agreements with the Trust on behalf of these funds. As administrators, IBT and Standish manage the affairs of their respective Portfolios or funds, provide all necessary office space and services of executive personnel for administering the affairs of the funds, and, in the case of Standish, allows the feeder funds to use the name "Standish." For these services, IBT currently receives a fee from the feeder funds based on a percentage of the feeder fund's net assets according to the following formula:
0.0105% of net assets up to the first $1 billion, 0.0034% of net assets for the next $500 million and 0.0017 of net assets in excess of $1.5 billion. IBT also receives an aggregate fee of $12,625 per month from all of the Portfolios in the Portfolio Trust and all of the non-feeder funds in the Trust. This fee is allocated among each Portfolio and non-feeder fund based upon the relative asset sizes of the Portfolios and non-feeder funds. Standish currently does not receive any additional compensation for its services as administrator. The Trustees of the Trust may, however, determine in the future to compensate Standish for its administrative services. Each of the administration agreements can be terminated by either party on not more than sixty days' written notice.

Distributor of the Trust

      Standish Fund Distributors, L.P., an affiliate of the adviser, serves as the Trust's exclusive principal underwriter and makes itself available to receive purchase orders for the funds' shares. In that capacity, Standish Fund Distributors has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the funds' shares in accordance with the terms of the Underwriting Agreement between the Trust and Standish Fund Distributors. Pursuant to the Underwriting Agreement, Standish Fund Distributors has agreed to use its best efforts to obtain orders for the continuous offering of the funds' shares. Standish Fund Distributors receives no commissions or other compensation for its services, and has not received any such amounts in any prior year. The Underwriting Agreement shall continue in effect with respect to each fund until two years after its execution and for successive periods of one year thereafter only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the fund's outstanding shares or by the Trustees of the Trust or (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically if assigned by either party thereto and is terminable with respect to a fund at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the applicable fund's outstanding shares, in any case without payment of any penalty on not more than 60 days' written notice to the other party. The offices of Standish Fund Distributors are located at One Financial Center, 26th Floor, Boston, Massachusetts 02111.

                                  SERVICE PLAN

      The Trust, with respect to Equity Asset Fund and Small Cap Growth Fund Service Class, has adopted a service plan (the "Service Plan"). Each Service Plan provides that a fund may compensate entities ("Account Administrators") that provide omnibus accounting services for groups of individuals who beneficially own fund shares ("Omnibus Accounts") for providing certain personal, account administration and/or shareholder liaison services to participants in the Omnibus Accounts. Pursuant to the Service Plan, the funds may enter into agreements with Account Administrators which purchase shares of the funds ("Service Agreements"). Under such Service Agreements or otherwise, Account Administrators may perform some or all of the following services: (a) establishing and maintaining Omnibus Accounts with the funds; (b) establishing and maintaining subaccounts and subaccount balances for Omnibus Accounts and their participants ("Participants"); (c) processing orders by Omnibus Accounts and Participants to purchase, redeem and exchange fund shares promptly and in accordance with the effective prospectus relating to such shares; (d) transmitting to each fund (or its agent) on each Business Day (as defined below) a net subscription or net redemption order reflecting subscription, redemption and exchange orders received by it with respect to the Omnibus Accounts; (e) receiving and transmitting funds representing the purchase price or redemption proceeds relating to such orders; (f) mailing fund prospectuses, statements of additional information, periodic reports, transaction confirmations and subaccount information to Omnibus Accounts and Participants; (g) answering Omnibus Account and Participant inquiries about the funds, subaccount balances, distribution options and such other administrative services for the Omnibus Account and the Participants as provided for in the service agreements between the Account Administrator and the Omnibus Account; and (h) providing such statistical and other information as may be reasonably requested by the funds or necessary for the funds to comply with applicable federal or state laws.

      As compensation for such services, the funds may pay each Account Administrator a service fee in an amount of up to 0.25% (on an annualized basis) of the fund's average daily net assets attributable to fund shares that are attributable to or held in the name of such Account Administrator. Account Administrators may from time to time be required to meet certain other criteria in order to receive service fees.

      In accordance with the terms of the Service Plan, Standish provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the Service Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Service Plan, they will consider the continued appropriateness and the level of compensation that the Service Plan provides.

      Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974 ("ERISA")) may apply to an Account Administrator's receipt of compensation paid by the funds in connection with the investment of fiduciary assets in fund shares. Account Administrators that are subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult legal advisers before investing fiduciary assets in fund shares and receiving service fees.

      The Trust believes that fiduciaries of ERISA plans may properly receive fees under the Service Plan if the plan fiduciary otherwise properly discharges its fiduciary duties, including (if applicable) those under ERISA. Under ERISA, a plan fiduciary, such as a trustee or investment manager, must meet the fiduciary responsibility standards set forth in part 4 of Title I of ERISA. These standards are designed to help ensure that the fiduciary's decisions are made in the best interests of the plan and are not colored by self-interest.

      Section 403(c)(1) of ERISA provides, in part, that the assets of a plan shall be held for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries and defraying reasonable expenses of administering the plan. Section 404(a)(1) sets forth a similar requirement on how a plan fiduciary must discharge his or her duties with respect to the plan, and provides further that such fiduciary must act prudently and solely in the interest of the participants and beneficiaries. These basic provisions are supplemented by the per se prohibitions of certain classes of transactions set forth in Section 406 of ERISA.

      Section 406(a)(1)(D) of ERISA prohibits a fiduciary of an ERISA plan from causing that plan to engage in a transaction if he knows or should know that the transaction would constitute a direct or indirect transfer to, or use by or for the benefit of, a party in interest, of any assets of that plan. Section 3(14) includes, within the definition of "party in interest" with respect to a plan, any fiduciary with respect to that plan. Thus, Section 406(a)(1)(D) would not only prohibit a fiduciary from causing the plan to engage in a transaction which would benefit a third person who is a party in interest, but it also would prohibit the fiduciary from similarly benefiting himself. In addition, Section 406(b)(1) specifically prohibits a fiduciary with respect to a plan from dealing with the assets of that plan in his own interest or for his own account. Section 406(b)(3) supplements these provisions by prohibiting a plan fiduciary from receiving any consideration for his own personal account from any party dealing with the plan in connection with a transaction involving the assets of the plan.

      In accordance with the foregoing, however, a fiduciary of an ERISA plan may properly receive service fees under the Service Plan if the fees are used for the exclusive purpose of providing benefits to the plan's participants and their beneficiaries or for defraying reasonable expenses of administering the plan for which the plan would otherwise be liable. See, e.g., Department of Labor ERISA Technical Release No. 86-1 (stating a violation of ERISA would not occur where a broker-dealer rebates commission dollars to a plan fiduciary who, in turn, reduces its fees for which the plan is otherwise responsible for paying). Thus, the fiduciary duty issues involved in a plan fiduciary's receipt of the service fee must be assessed on a case-by-case basis by the relevant plan fiduciary.

                        PURCHASE AND REDEMPTION OF SHARES

      Additional information on purchase and redemption of shares is included in the prospectus.

      The Trust may suspend the right to redeem fund shares or postpone the date of payment upon redemption for more than seven days (i) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the exchange is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a fund of securities owned by it or determination by a fund of the value of its net assets is not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of shareholders of the funds.

      The Trust intends to pay redemption proceeds in cash for all fund shares redeemed but, under certain conditions, the Trust may make payment wholly or partly in fund portfolio securities. Portfolio securities paid upon redemption of fund shares will be valued at their then current market value. The Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act which limits each fund's obligation to make cash redemption payments to any shareholder during any 90-day period to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of such period. An investor may incur brokerage costs in converting portfolio securities received upon redemption to cash.

                             PORTFOLIO TRANSACTIONS

      The adviser is responsible for placing each Portfolio's portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolios and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting broker-dealers and in negotiating commissions, the adviser will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms which also sell shares of the funds. In addition, if the adviser determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker, the Portfolios may pay commissions to such broker in an amount greater than the amount another firm may charge. Research services may include (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends, portfolio strategy, access to research analysts, corporate management personnel, industry experts and economists, comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analysis, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the adviser in carrying out its responsibilities and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the adviser in servicing other accounts; not all of these services may be used by the adviser in connection with the Portfolio generating the soft dollar credits. The investment advisory fee paid by the Portfolios under the investment advisory agreements will not be reduced as a result of the adviser's receipt of research services.

      The adviser also places portfolio transactions for other advisory accounts. The adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for a Portfolio and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to a Portfolio. In making such allocations, the main factors considered by the adviser will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and opinions of the persons responsible for recommending the investment.

                              BROKERAGE COMMISSIONS

                                      Aggregate Brokerage Commissions
                                Paid by the Fund for Portfolio Transactions
                                -------------------------------------------
     Fund/Portfolio                 1997            1998            1999
     --------------                 ----            ----            ----
Equity Asset Fund(1)                   N/A             N/A             N/A
Equity Portfolio(2,3)             $294,686        $555,507        $464,684
Small Cap Growth Fund(1)               N/A             N/A             N/A
Small Cap Growth Portfolio(3,4)    $12,384         $20,950         $66,805

------------------
(1) The fund is a feeder fund in the master-feeder structure and does not directly pay brokerage commissions but bears its pro rata share of brokerage commissions paid by its corresponding Portfolio.
(2)   The Portfolio commenced operations on May 3, 1996.
(3) [SAW: Please confirm.] At September 30, 1999, none of the Portfolios held any securities of its regular brokers or dealer.
(4)   The Portflio commmenced operations on Decemer 23, 1996.

                        DETERMINATION OF NET ASSET VALUE

      Each fund's net asset value is calculated each day on which the NYSE is open (a "Business Day"). Currently, the NYSE is not open on weekends, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of each fund's shares is determined as of the close of regular trading on the NYSE (normally 4:00 p.m., New York City time). If the NYSE closes early, the calculation of net asset value will be accelerated to the actual closing time. Net Asset Value is computed by dividing the value of all securities and other assets of a fund (substantially all of which will be represented by the fund's interest in its corresponding Portfolio) less all liabilities by the applicable number of fund shares outstanding, and adjusting to the nearest cent per share. Expenses and fees of each fund are accrued daily and taken into account for the purpose of determining net asset value.

      The value of a Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the fund is determined. Each investor in a Portfolio may add to or reduce its investment in the Portfolio on each Business Day. As of the close of regular trading on the NYSE on each Business Day, the value of each investor's interest in a Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of regular trading on the NYSE on such day plus or minus, as the case may be, the amount of the net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in a Portfolio as of the close of regular trading on the NYSE on the following Business Day.

      Portfolio securities are valued at the last sale prices on the exchange or national securities market on which they are primarily traded. Securities not listed on an exchange or national securities market, or securities for which there were no reported transactions, are valued at the last quoted bid price. Securities for which quotations are not readily available and all other assets are valued at fair value as determined in good faith at the direction of the Trustees.

      Money market instruments with less than sixty days remaining to maturity when acquired by a fund or Portfolio are valued on an amortized cost basis. If a fund acquires a money market instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees of the Trust or the Portfolio Trust determine during such sixty-day period that amortized cost does not represent fair value.

      Generally, trading in securities on foreign exchanges is substantially completed each day at various times prior to the close of regular trading on the NYSE. If a security's primary exchange is outside the U.S., the value of such security used in computing the net asset value of a Fund's shares is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE and will therefore not be reflected in the computation of the Funds' net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith by the Trustees of the Trust or the Portfolio Trust.

                           THE FUNDS AND THEIR SHARES

      Each fund is a diversified investment series of the Trust, an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated August 13, 1986. Under the Agreement and Declaration of Trust, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.01 per share, of each fund. Small Cap Growth Fund offers two classes of shares: Service Class and Institutional Class. Shares of the Institutional Class are offered through another prospectus and SAI. Each share of Equity Asset Fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions as are declared by the Trustees. Shares of each class of Small Cap Growth Fund represent interests in the fund in proportion to each share's net asset value. The per share net asset value of each class of shares is calculated separately and may differ as a result of the service fee applicable to Service Class shares and the allocation of certain class-specific expenses which apply to only one of the classes. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. Upon any liquidation of a fund, shareholders of that fund are entitled to share pro rata in the net assets available for distribution.

      Pursuant to the Declaration, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in any Fund. The Trustees have established other series of the Trust. Pursuant to the Declaration, the Board may establish and issue multiple classes of shares for each series of the Trust. Pursuant to the Declaration of Trust and subject to shareholder approval (if then required by applicable law), the Trustees may authorize each fund to invest all of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the fund. As of the date of this SAI, the funds invest all of their investible assets in other open-end investment companies (i.e., the corresponding Portfolio).

      All fund shares have equal rights with regard to voting, and shareholders of a fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other classes of the Trust, including the approval of an investment advisory contract and any change of investment policy requiring the approval of shareholders.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration also provides for indemnification from the assets of the Trust for all losses and expenses of any Trust shareholder held liable for the obligations of the Trust. Thus, the risk of a shareholder incurring a financial loss on account of his or its liability as a shareholder of the Trust is limited to circumstances in which the Trust would be unable to meet its obligations. The possibility that these circumstances would occur is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Declaration also provides that no series of the Trust is liable for the obligations of any other series. The Trustees intend to conduct the operations of the Trust to avoid, to the extent possible, ultimate liability of shareholders for liabilities of the Trust.

      Except as described below, whenever the Trust is requested to vote on a fundamental policy of or matters pertaining to a Portfolio, the Trust will hold a meeting of the associated fund's shareholders and will cast its vote proportionately as instructed by the fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the fund shareholders who do, in fact, vote. Subject to applicable statutory and regulatory requirements, a fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the fund, would not require the vote of the shareholders of the fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the fund. Any proposal submitted to holders in a Portfolio, and that is not required to be voted on by shareholders of the fund, would nonetheless be voted on by the Trustees of the Trust.

                         THE PORTFOLIO AND ITS INVESTORS

      Each Portfolio is a series of Standish, Ayer & Wood Master Portfolio, which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on January 18, 1996.

      Interests in a Portfolio have no preemptive or conversion rights, and are fully paid and non-assessable, except as set forth in the Prospectus. A Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. A Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of a Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in a Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any Trustee. A Trustee of the Portfolio may be removed upon a majority vote of the interests held by holders in the Portfolio qualified to vote in the election. The 1940 Act requires a Portfolio to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in a Portfolio would be entitled to share pro rata in the net assets of a Portfolio available for distribution to holders. Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio.

                                    TAXATION

      Each series of the Trust, including each fund, is treated as a separate entity for accounting and tax purposes. Each fund has qualified and elected or intends to elect to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each fund will not be subject to Federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

      Each Portfolio is treated as a partnership for federal income tax purposes. As such, a Portfolio is not subject to federal income taxation. Instead, the corresponding fund must take into account, in computing its federal income tax liability (if any), its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio. Because the funds invest their assets in a corresponding Portfolio, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the corresponding fund to satisfy them. Each Portfolio will allocate at least annually among its investors, including the corresponding fund, each investor's distributive share of that Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Each Portfolio will make allocations to the corresponding fund in a manner intended to comply with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding fund to satisfy the tax distribution requirements that apply to it and that must be satisfied in order for the fund to avoid Federal income and/or excise tax. For purposes of applying the requirements of the Code regarding qualification as a RIC, each fund will be deemed (i) to own its proportionate share of each of the assets of the corresponding Portfolio and
(ii) to be entitled to the gross income of the corresponding Portfolio attributable to such share.

      Each fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the funds during October, November or December but paid during the following January. Such distributions will be treated by shareholders under the Code as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

      Each fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the funds qualify as regulated investment companies, they will also not be required to pay any Massachusetts income tax.

      Each fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and, as noted above, would not be distributed as such to shareholders.

      Limitations imposed by the Code on regulated investment companies like the funds may restrict a Portfolio's ability to enter into futures, options or currency forward transactions.

      Certain options, futures or currency forward transactions undertaken by a Portfolio may cause the Portfolio to recognize gains or losses from marking to market even though the Portfolio's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by a Portfolio and allocable to the corresponding fund. Additionally, a Portfolio may be required to recognize gain if an option, future, forward contract, short sale, swap or other strategic transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Portfolio under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Portfolio's and therefore the funds' taxable income or gain. Certain of the applicable tax rules may be modified if a Fund or Portfolio is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a fund's distributions to shareholders. Each Portfolio and fund will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

      If a Portfolio invests in zero coupon securities, certain increasing rate or deferred interest securities or, in general, other securities with original issue discount (or with market discount if an election is made to include market discount in income currently), the Portfolio must accrue income on such investments prior to the receipt of the corresponding cash payments. However, a fund must distribute, at least annually, all or substantially all of its net income, including its distributive share of such income accrued by the corresponding Portfolio, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Portfolio may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

      The Federal income tax rules applicable to certain structured or hybrid securities, dollar rolls, currency swaps or interest rate swaps, caps, floors and collars are unclear in certain respects, and a Portfolio will account for these instruments in a manner that is intended to allow the funds to continue to qualify as regulated investment companies.

      In some countries, restrictions on repatriation may make it difficult or impossible for a Portfolio to obtain cash corresponding to its earnings from such countries which may cause a fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

      Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to the Portfolios' investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each fund must derive at least 90% of its gross income for its taxable year.

      Each Portfolio may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable fund's total assets (taking into account the fund's allocable share of the Portfolio's assets) at the close of any taxable year were to consist of stock or securities of foreign corporations and the fund were to file an election with the Internal Revenue Service. Because the investments of the Portfolios are such that each fund expects that it generally will not meet this 50% requirement, shareholders of each fund generally will not directly take into account the foreign taxes, if any, paid by the corresponding Portfolio and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts the funds would otherwise have available to distribute.

      If a Portfolio acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the relevant fund could be subject to Federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require them to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each fund's tax liability or maximize its return from these investments.

      Distributions from a fund's current or accumulated earnings and profits ("E&P"), as computed for Federal income tax purposes, will be treated under the Code as ordinary income (if they are from the fund's investment company taxable income) or long-term capital gain (if they are from the fund's net capital gain and are designated by the fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

      For purposes of the dividends received reduction available to corporations, dividends received by a Portfolio and allocable to its corresponding fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Portfolio, for U.S. Federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend and distributed and designated by the fund may be treated as qualifying dividends. The Portfolios' dividend income, if any, probably will generally qualify for this deduction. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

      Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

      At the time of an investor's purchase of fund shares, a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the fund's share of a Portfolio's portfolio. Consequently, subsequent distributions by a fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

      Upon a redemption or other disposition of shares of a fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any loss realized on a redemption may be disallowed to the extent the shares disposed of are replaced with other shares of the same fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

      Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

      The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a feeder fund's indirect ownership (through the Portfolio) of any such obligations, as well as the federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a fund in their particular circumstances.

      Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and the proceeds of redemptions or repurchases of shares, if they fail to furnish the funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.

      Federal law requires that taxable distributions and proceeds of redemptions and exchanges be reported to the IRS and that 31% be withheld if you fail to provide your correct Taxpayer Identification Number ("TIN") and the TIN-related certifications contained in the Account Purchase Application ("Application") or you are otherwise subject to backup withholding. A fund will not impose backup withholding as a result of your failure to make any certification, except the certifications in the Application that directly relate to your TIN and backup withholding status. Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.

      For most individual taxpayers, the TIN is the social security number. Special rules apply for certain accounts. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished. If you do not have a TIN, you may apply for one using forms available at local offices of the Social Security Administration or the IRS, and you should write "Applied For" in the space for a TIN on the Application.

      Recipients exempt from backup withholding, including corporations and certain other entities, should provide their TIN and underline "exempt" in section 2(a) of the TIN section of the Application to avoid possible erroneous withholding.

      Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the fund and, unless an effective IRS Form W-8, Form W-8BEN, or other authorized form is on file, to 31% backup withholding on certain distributions from the fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the funds.

                             ADDITIONAL INFORMATION

      The funds' prospectus and this SAI omit certain information contained in the Trust's registration statement filed with the SEC, which may be obtained from the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fee prescribed by the rules and regulations promulgated by the SEC.

                        EXPERTS AND FINANCIAL STATEMENTS

      Each fund's and Portfolio's financial statements contained in the 1999 Annual Reports of the funds and the Portfolios have been audited by PricewaterhouseCoopers L.L.P., independent accountants.

                                     PART C

                                OTHER INFORMATION

Item 24. Exhibits

      (a)   Agreement and Declaration of Trust dated August 13, 1986***

      (a1)  Certificate of Designation of Standish Fixed Income Fund***

      (a2)  Certificate of Designation of Standish International Fund***

      (a3)  Certificate of Designation of Standish Securitized Fund***

      (a4)  Certificate of Designation of Standish Short-Term Asset Reserve
            Fund***

      (a5)  Certificate of Designation of Standish Marathon Fund***

      (a6)  Certificate of Amendment dated November 21, 1989***

      (a7)  Certificate of Amendment dated November 29, 1989***

      (a8)  Certificate of Amendment dated April 24, 1990***

      (a9)  Certificate of Designation of Standish Equity Fund***

      (a10) Certificate of Designation of Standish International Fixed Income Fund***

      (a11) Certificate of Designation of Standish Intermediate Tax Exempt Bond Fund***

      (a12) Certificate of Designation of Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (a13) Certificate of Designation of Standish Global Fixed Income Fund***

      (a14) Certificate of Designation of Standish Controlled Maturity Fund and Standish Fixed Income Fund II***

      (a15) Certificate of Designation of Standish Tax-Sensitive Small Cap Equity Fund and Standish Tax-Sensitive Equity Fund***

      (a16) Form of Certificate of Designation of Standish Equity Asset Fund, Standish Small Capitalization Equity Asset Fund, Standish Fixed Income Asset Fund and Standish Global Fixed Income Asset Fund***

      (a17) Form of Certificate of Designation of Standish Small Capitalization Equity Fund II***

      (a18) Certificate of Designation of Standish Small Capitalization Equity Asset Fund II, Standish Diversified Income Fund, Standish Diversified Income Asset Fund*

      (a19) Form of Certificate of Designation of Institutional Shares and Service Shares of Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund****

      (a20) Form of Certificate of Designation of Standish International Fixed Income Fund II*****

      (a21) Certificate of Designation of Standish Small Cap Value Fund and Standish International Small Cap Fund******

      (a22) Amendment to the Agreement and Declaration of Trust dated March 4, 1999*****

      (b)   Bylaws of the Registrant***

      (c)   Not applicable

      (d1) Form of Investment Advisory Agreement between Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fund***

      (d2) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Securitized Fund***

      (d3) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (d4) Assignment of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund***

      (d5) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Intermediate Tax Exempt Bond Fund***

      (d6) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Massachusetts Intermediate Tax Exempt Bond Fund***

      (d7) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Controlled Maturity Fund***

      (d8) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Fixed Income Fund II***

      (d9) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Tax-Sensitive Equity Fund***

      (d10) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Tax-Sensitive Equity Fund***

      (d11) Form of Assignment of Investment Advisory Agreement***

      (d12) Form of Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Fixed Income Fund II*****

      (d13) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish Small Cap Value Fund******

      (d14) Investment Advisory Agreement between the Registrant and Standish, Ayer & Wood, Inc. relating to Standish International Small Cap Fund******

      (e1) Underwriting Agreement between the Registrant and Standish Fund Distributors, L.P.***

      (f)   Not applicable

      (g1) Master Custody Agreement between the Registrant and Investors Bank & Trust Company***

      (g2) Custody Agreement between Registrant with respect to Standish International Equity Fund and Morgan Stanley Company***

      (g3) Master Custody Agreement between the Registrant and Morgan Stanley Trust Company***

      (h1) Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company***

      (h2) Most recently dated/filed revised Exhibit A to Transfer Agency and Service Agreement between the Registrant and Investors Bank & Trust Company*****

      (h3) Master Administration Agreement between the Registrant and Investors Bank & Trust Company***

      (h4) Form of Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (h5) Most recently dated/filed revised Exhibit A to Administrative Services Agreement between Standish, Ayer & Wood, Inc. and the Registrant***

      (h6) Form of Service Plan relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund****

      (i)   Opinion and Consent of Counsel for the Registrant**

      (j)   Consent of Independent Public Accountants for the Registrant#

      (k)   Not applicable

      (l)   Not applicable

      (m)   Not applicable

      (n)   Not applicable

      (o) Multiple Class Plan pursuant to Rule 18f-3 relating to Standish Small Capitalization Equity Fund II and Standish International Fixed Income Fund****

      (p1)  Power of Attorney for Registrant (Richard S. Wood)^

      (p2)  Power of Attorney for Registrant (Samuel C. Fleming)^

      (p3)  Power of Attorney for Registrant (Benjamin M. Friedman)^

      (p4)  Power of Attorney for Registrant (John H. Hewitt)^

      (p5)  Power of Attorney for Registrant (Edward H. Ladd)^

      (p6)  Power of Attorney for Registrant (Caleb Loring III)^

      (p7)  Power of Attorney for Registrant (D. Barr Clayson)^

      (p8)  Power of Attorney for Registrant (Paul G. Martins)**

      (p9)  Power of Attorney for Portfolio Trust (Richard S. Wood)^

      (p10) Power of Attorney for Portfolio Trust (Samuel C. Fleming, Benjamin
            M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III, Richard S. Wood and D. Barr Clayson)+

      (p11) Power of Attorney for Portfolio Trust (Paul G. Martins)**

--------------------
      ^ Filed as an exhibit to Registration Statement No. 33-8214 and incorporated herein by reference thereto.
      + Filed electronically as an exhibit to Registration Statement No. 811-07603 and incorporated herein by reference thereto.
      * Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 81) and incorporated herein by reference thereto.
      ** Filed electronically as an exhibit to Registration Statement No. 33-8214 (Post-Effective Amendment No. 82) and incorporated herein by reference thereto.

      ***    Filed electronically as an exhibit to Registration Statement No.
             33-8214 (Post-Effective Amendment No. 88) and incorporated by reference thereto.
      ****   Filed electronically as an exhibit to Registration Statement No.
             33-8214 (Post-Effective Amendment No. 91) and incorporated by reference thereto.
      *****  Filed electronically as an exhibit to Registration Statement No.
             33-8214 (Post-Effective Amendment No. 93) and incorporated by reference thereto.
      ****** Filed electronically as an exhibit to Registration Statement No.
             33-8214 (Post-Effective Amendment No. 94) and incorporated by reference thereto.
      #      Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

      No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25. Indemnification

      Under the Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of the Registrant is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or is otherwise involved by reason of his being or having been a Trustee or officer of the Registrant. The Agreement and Declaration of Trust of the Registrant does not authorize indemnification where it is determined, in the manner specified in the Declaration, that such Trustee or officer has not acted in good faith in the reasonable belief that his actions were in the best interest of the Registrant. Moreover, the Declaration does not authorize indemnification where such Trustee or officer is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such Trustee, officer or controlling person against the Registrant in connection with the securities being registered, and the Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

      The business and other connections of the officers and Directors of Standish, Ayer & Wood, Inc. ("Standish, Ayer & Wood"), the investment adviser to certain series of the Registrant, are listed on the Form ADV of Standish, Ayer & Wood as currently on file with the Commission (File No. 801-584), the text of which is hereby incorporated by reference.

      The business and other connections of the officers and partners of Standish International Management Company, L.P. ("SIMCO"), the investment adviser to certain other series of the Registrant, are listed on the Form ADV of SIMCO as currently on file with the Commission (File No. 801-639338), the text of which is hereby incorporated by reference.

      The following sections of each such Form ADV are incorporated herein by reference:

            (a) Items 1 and 2 of Part 2;

            (b) Section IV, Business Background, of each Schedule D.

Item 27. Principal Underwriter

            (a) Standish Fund Distributors, L.P. serves as the principal underwriter of each of the following series of the Registrant:

Standish Fixed Income Fund
Standish Securitized Fund

Standish Short-Term Asset
      Reserve Fund
Standish International Fixed
      Income Fund
Standish International Fixed Income Fund II
Standish Global Fixed Income Fund
Standish Equity Fund
Standish Small Capitalization Equity Fund
Standish Massachusetts Intermediate
      Tax Exempt Bond Fund
Standish Intermediate Tax Exempt
      Bond Fund
Standish International Equity Fund
Standish Controlled Maturity Fund
Standish Fixed Income Fund II
Standish Small Cap Tax-Sensitive
      Equity Fund
Standish Tax-Sensitive Equity Fund
Standish Equity Asset Fund
Standish Small Capitalization
      Equity Asset Fund
Standish Fixed Income Asset Fund
Standish Global Fixed Income Asset Fund
Standish Small Capitalization Equity Fund II
Standish Diversified Income Fund
Standish Diversified Income Asset Fund
Standish Small Cap Value Fund
Standish International Small Cap Fund

            (b) Directors and Officers of Standish Fund Distributors, L.P.:

                               Positions and Offices    Positions and Offices
Name                              with Underwriter          with Registrant
----                              ----------------          ---------------

James E. Hollis, III          Chief Executive Officer       Vice President

Beverly E. Banfield           Chief Operating Officer       Vice President

      The General Partner of Standish Fund Distributors, L.P. is Standish, Ayer & Wood, Inc.

            (c) Not applicable.

Item 28. Location of Accounts and Records

      The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal office, located at One Financial Center, Boston, Massachusetts 02111. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 29. Management Services

      Not applicable

Item 30. Undertakings

      Not applicable.

                     STANDISH, AYER & WOOD INVESTMENT TRUST


                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of November, 1999.


                                    STANDISH, AYER & WOOD
                                    INVESTMENT TRUST


                                    /s/ Paul G.  Martins
                                    Paul G. Martins, Treasurer


      The term "Standish, Ayer & Wood Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated August 13, 1986, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature             Title                            Date


Richard S. Wood*              Trustee and President            November 29, 1999
------------------------      (principal executive officer)
Richard S. Wood


/s/ Paul G. Martins           Treasurer (principal             November 29, 1999
------------------------      financial and accounting
Paul G. Martins               officer)


D. Barr Clayson*              Trustee                          November 29, 1999
------------------------
D. Barr Clayson


Samuel C. Fleming*            Trustee                          November 29, 1999
------------------------
Samuel C. Fleming


Benjamin M. Friedman*         Trustee                          November 29, 1999
------------------------
Benjamin M. Friedman


John H. Hewitt*               Trustee                          November 29, 1999
------------------------
John H. Hewitt


Edward H. Ladd*               Trustee                          November 29, 1999
------------------------
Edward H. Ladd


Caleb Loring III*             Trustee                          November 29, 1999
------------------------
Caleb Loring III


*By:  /s/ Paul G. Martins
      -------------------
      Paul G. Martins
      Attorney-In-Fact

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Standish, Ayer & Wood Master Portfolio has duly caused this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of November, 1999.

                                    STANDISH, AYER & WOOD
                                    MASTER PORTFOLIO


                                    /s/ Paul G. Martins
                                    Paul G. Martins, Treasurer


      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement of Standish, Ayer & Wood Investment Trust has been signed by the following persons in their capacities with Standish, Ayer & Wood Master Portfolio and on the date indicated.

Signature                     Title                         Date


Richard S. Wood*              Trustee and President         November 29, 1999
----------------------        (principal executive
Richard S. Wood               officer)


Paul G. Martins*              Treasurer (principal          November 29, 1999
----------------------        financial and accounting
Paul G. Martins               officer)


D. Barr Clayson*              Trustee                       November 29, 1999
----------------------
D. Barr Clayson


Samuel C. Fleming*            Trustee                       November 29, 1999
----------------------
Samuel C. Fleming

Benjamin M. Friedman*         Trustee                       November 29, 1999
----------------------
Benjamin M. Friedman


John H. Hewitt*               Trustee                       November 29, 1999
----------------------
John H. Hewitt


Edward H. Ladd*               Trustee                       November 29, 1999
----------------------
Edward H. Ladd


Caleb Loring III*             Trustee                       November 29, 1999
----------------------
Caleb Loring III


*By:  /s/ James E. Hollis III
      -----------------------
      James E. Hollis, III
      Attorney-In-Fact

                                 EXHIBIT INDEX


Exhibit
-------

(j)   Consent of Independent Public Accountants for the Registrant#